As filed with the Securities and Exchange Commission on April 27, 2023

Registration Nos. 333-165116
and 811-08994

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 14	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 107	X

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X   on May 1, 2023 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under individual single premium deferred variable annuity contracts.

CENTURY II SINGLE PREMIUM AFFINITY VARIABLE ANNUITY PROSPECTUS

INDIVIDUAL SINGLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT OF

KANSAS CITY LIFE INSURANCE COMPANY

Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes an individual single premium deferred variable annuity contract (“Contract”) offered by Kansas City Life Insurance Company (“Kansas City Life”). We have provided a definitions section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to meet investors’ long-term investment needs. The Contract also provides you the opportunity to allocate your premium to one or more divisions (“Subaccounts”) of the Kansas City Life Variable Annuity Separate Account (“Variable Account”) or the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio (“Portfolio”) of a designated mutual fund (“Fund”).

Information about the Portfolio Companies of the Funds is set forth in Appendix A - Portfolio Companies available under the Contract in this prospectus. The prospectuses for the Funds describe these Portfolios. The value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios in which they are invested. You bear the entire investment risk of amounts allocated to the Variable Account. Another investment option available for allocation of premium is our Fixed Account. The Fixed Account is part of Kansas City Life’s general account. It pays interest at declared rates guaranteed to equal or exceed the guaranteed interest rate. The minimum guaranteed interest rate is 1% for the Fixed Account. (See “GUARANTEED AND CURRENT INTEREST RATES”)

The Securities and Exchange Commission maintains a website that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission. The address of the site is http://www.sec.gov.

If you already have a variable annuity contract, you should consider whether purchasing another contract as a replacement for your existing contract is advisable.

Additional information about certain investment products, including variable annuities, have been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves certain risks including the loss of premium payment (principal).

The date of this Prospectus is May 1, 2023.

PROSPECTUS CONTENTS

Glossary

Many terms used within this Prospectus are described within the text where they appear. The descriptions of those terms are not repeated in this section.

Annuitant	The person on whose life the Contract’s annuity benefit is based.

Beneficiary	The person you designate to receive any Proceeds payable under the Contract at your death or the death of the Annuitant.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Cash Surrender Value	The Contract Value less any applicable surrender charge, loan balance and premium taxes payable.

Contract Date	The date from which Contract months, Contract Years, and Contract Anniversaries are measured.

Contract Value	The sum of the Variable Account Value and the Fixed Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Fixed Account	An account that is one option we offer for allocation of your premium. It is part of our general account and is not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Guaranteed Minimum Death Benefit Option	This Contract provides for a Base Guaranteed Minimum Death Benefit. In addition, there are two enhanced death benefit options available under the Contract. The two options provide different levels of death benefit guarantees. The two options have different issue requirements and expense charges associated with them. These Guaranteed Minimum Death Benefit Options are available only in the states where we have received regulatory approval.

Home Office	When the term “Home Office” is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office. Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364. The telephone number at our Variable Administration office is 800-616-3670.

Issue Age	The Annuitant’s age on his/her last birthday as of or on the Contract Date.

Life Payment Option	A payment option based upon the life of the Annuitant.

Maturity Date	The date when the Contract terminates and we either pay the Proceeds under a payment option or pay you the Cash Surrender Value in a lump sum. The latest Maturity Date is the later of the Contract Anniversary following the Annuitant’s 85th birthday and the tenth Contract Anniversary. (Certain states and Qualified Contracts may place additional restrictions on the maximum Maturity Date.)

Monthly Anniversary Day	The same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Non-Life Payment Option	A payment option that is not based upon the life of the Annuitant.

Non-Qualified Contract	A Contract that is not a “Qualified Contract.”
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Owner	The person entitled to exercise all rights and privileges provided in the Contract. The terms “you” and “your” refer to the Owner.

Proceeds	The total amount we are obligated to pay under the terms of the Contract.

Qualified Contract	A Contract issued in connection with plans that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended (the “Code”).

Redetermination Dates	The first Contract Anniversary and each subsequent Contract Anniversary, upon which the guaranteed interest rate for the Fixed Account will be redetermined. Redetermination Dates only apply to Contracts issued on or after May 31, 2011, if approved in your state.

Subaccount	The divisions of the Variable Account. The assets of each Subaccount are invested in a Portfolio of a designated Fund.

Valuation Day	Each day the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday. Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period	The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day. Currently, the close of normal trading is 3:00 p.m. Central Time. The term “Valuation Period” is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount values of a Contract.

Written Notice/Written Request	A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office. Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.
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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES

CHARGES FOR EARLY WITHDRAWALS

If you surrender or partially surrender (withdraw money from) your Contract, we may deduct a surrender charge when a premium is withdrawn or applied to certain annuity options during the first eight years following the payment of that premium. The surrender charge is calculated as a percentage of your premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract.

The maximum surrender charge is 8% of each premium payment withdrawn or Annuitized under a Non-Life Payment Option.

For example, if you purchased a Contract and were to partially surrender (withdraw) the initial premium of $100,000 during the first year since payment of the premium, you would be assessed a maximum charge of $8,000 on the amount surrendered.

Reference Surrender Charge.

TRANSACTION CHARGES	In addition to surrender charges, you may be charged for other transactions (such as when you complete more than six transfers during a Contract Year). Reference Transfer Processing Fee.

ONGOING FEES AND EXPENSES (ANNUAL CHARGES)

Minimum and Maximum Annual Fee Table

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract	1.40%[1]	1.40%[1]
	Investment options (Portfolio Company fees and expenses)	0.26%[2]	1.34%[2]
	Optional benefits available for an additional charge (for a single optional benefit, if elected):	0.20%[3]	0.95%[3]

Lowest and Highest Annual Cost Table

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning you Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost: $1,959	Highest Annual Cost: $4,418

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of Contract Classes and Portfolio Company fees and expenses

•   No optional benefits

•   No sales charges

•   No additional purchase payments, transfers, or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of Contract Classes, optional benefits, and Portfolio Company fees and expenses

•   No sales charges

•   No additional purchase payments, transfers, or withdrawals

Reference Fee Table.

1 As a percentage of average annual Variable Account Value during the accumulation period.

2 As a percentage of Portfolio assets.

3 As a percentage of the Guaranteed Withdrawal Balance.

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RISKS
RISK OF LOSS	You can lose money by investing in this Contract, including loss of principal. Reference Principal Risks of Investing in the Contract.
NOT A SHORT-TERM INVESTMENT

This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

Surrender charges apply for up to eight Contract years and will reduce the value of your Contract if surrenders are made during that time.

The tax deferral benefit is more beneficial to investors with a long-time horizon.

Reference Principal Risks of Investing in the Contract.

RISKS ASSOCIATED WITH INVESTMENT OPTIONS

Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of each Subaccount. The Subaccounts and the Fixed Account each have their own unique risks. You should review all of the investment options before making an investment decision.

Reference Principal Risks of Investing in the Contract.

INSURANCE COMPANY RISKS

Any obligations, guarantees, and benefits of the Contract, including the Fixed Account investment option, are subject to the claims-paying ability of Kansas City Life. If Kansas City Life experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of Kansas City Life, including its financial strength rating, is available upon request by contacting the Home Office.

Reference Financial Condition of Kansas City Life.

RESTRICTIONS ON DISTRIBUTIONS FROM CONTRACTS THAT FUND 403(B) RETIREMENT PLANS

The Code restricts certain distributions from certain 403(b) annuity contracts, permitting such distributions only on the death of the employee, attainment of age 59 ½, severance from employment disability or financial hardship. Other exceptions may be applicable under certain circumstances. If the Contract is a section 403(b) TSA Qualified Contract, you may have the option of taking a Contract loan after the first Contract Year. Such loan, whether or not repaid, will have a permanent effect on the death benefits and the Contract Values.

Reference Contract Loans.

RESTRICTIONS
INVESTMENTS

The first six transfers during each Contract Year are free. We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year. If a pattern of excessive transfers occurs, we may suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.

We reserve the right to remove or substitute Portfolio Companies as investment options. Please review the appendix for fund specific restrictions.

Reference Transfer Processing Fee, The Funds, and Frequent Transfers Among Subaccounts.

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RESTRICTIONS
OPTIONAL BENEFITS

The Contract offers a number of optional benefits. Each optional benefit is subject to an additional charge. Optional benefits may not be available for all Issue Ages and cannot be added after issue. Some optional benefits limit or restrict the Portfolio Companies in which you may invest under the Contract. We may change these restrictions in the future. If you take withdrawals from your Contract Value, the amounts payable under the optional benefits may be reduced by more than the amount of the withdrawal. We may stop offering an optional benefit at any time.

Reference Optional Rider.

TAXES
TAX IMPLICATIONS

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 ½. The tax advantages provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs. You should purchase the Contract within a tax-qualified plan only for reasons other than tax deferral. We encourage you to consult your own tax adviser before making a purchase of the Contract.

Reference Federal Tax Status.

CONFLICTS OF INTEREST
INVESTMENT PROFESSIONAL COMPENSATION

Commissions are paid to broker-dealers for the sale of Contracts. In addition, we may pay an asset-based commission or other amounts in certain circumstances. All or some of the payments received from Funds under distribution plans pursuant to Rule 12b-1 may be passed on to selling firms. This conflict of interest may influence your investment professional to recommend this Contract over another investment.

Reference Sale of the Contracts.

EXCHANGES

Some broker-dealers may have a financial incentive to offer a new contract in place of your existing insurance. You should replace (exchange) your existing insurance only when you determine that the contract is better for you.

Reference Replacement of Contracts.

Overview of the COntract

PURPOSE

The Contract is designed for investors seeking long-term tax-deferred accumulation of funds. The goal for this accumulation is generally retirement, but may be for other long-term investment purposes. We offer the Contract as both a Qualified Contract and a Non-Qualified Contract. (See “FEDERAL TAX STATUS”)

PHASES OF THE CONTRACT

Your Contract has two phases.

Phase 1: Accumulation and Investment Phase: During the first phase, you will have the opportunity to allocate the single premium to the Subaccounts and the Fixed Account. The Fixed Account has a minimum guaranteed interest rate of 1%. The assets of each Subaccount are invested in a corresponding Portfolio. More information about the Portfolio Companies of the Funds, including a list of Funds available Fund Portfolio Companies and the investment objective and investment advisors of each Portfolio Fund, is provided in the Appendix A - Portfolio Companies Available Under the Contract, which is located at the back of this prospectus.

Phase 2: Payout of Proceeds Phase. The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract. During this phase, you will have the option to annuitize (receive a stream of

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income payments). If you annuitize, you will be unable to make withdrawals, and death benefits and living benefits will terminate.

CONTRACT FEATURES

Death Benefit. A death benefit will be paid at the death of either the Annuitant or an Owner of the Contract. Once a death benefit has been paid, the Contract is terminated. If you are also the Annuitant, the death benefit Proceeds payable will be those payable on the death of the Annuitant. However, if the Contract is issued with an Owner and an Annuitant who are not the same individual, the benefit will be paid at the first death.

FIVE PlusSM Guaranteed Minimum Withdrawal Benefit. If you are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money you can withdraw from the Contract, we offer for an additional charge an optional GMWB rider. The GMWB provides alternative guarantees - which guarantee you receive depends on the amount of the withdrawals you take and the age of the Covered Person. First, the GMWB guarantees the return of all of the single premium you have invested in the Contract, as long as you limit your withdrawals each Contract Year to the Guaranteed Withdrawal Amount (this guarantee is available both before and after the Lifetime Income Date). Second, on and after the Lifetime Income Date, as long as you limit your annual withdrawals to the Lifetime Income Amount, the GMWB guarantees you annual payments of that amount for the rest of the Covered Person’s life, no matter how long the Covered Person lives, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero. However, the maximum amount you may be able to withdraw as a Lifetime Income Amount may be less than if you continued to take withdrawals as a Guaranteed Withdrawal Amount. The GMWB has a maximum fee of 1.20%.

Nursing Home Waiver of Surrender Charge. Waives surrender charge if you are admitted to a nursing home and other conditions of the waiver are satisfied.

Dollar Cost Averaging Plan. If you elect this plan, it enables you to automatically transfer amounts from the Federated Hermes Government Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We do not guarantee that the Dollar Cost Averaging Plan will result in a gain or prevent a loss.

Portfolio Rebalancing Plan. The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. The purpose of the Fund Portfolio Company Rebalancing Plan is to automatically diversify your portfolio mix. The plan automatically adjusts your portfolio mix to be consistent with your current premium allocation instructions.

Partial and Full Cash Surrenders. You may request a partial or full surrender of the Contract at any time before the Annuitant’s death and before the Maturity Date (although if you withdraw early, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 ½). You can also participate in the Systematic Partial Surrender Plan. The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount.

Contract Loans. If your Contract is a section 403(b) TSA Qualified Contract, you may have the option of taking a Contract loan at any time after the first Contract Year if permitted by your employer’s section 403(b) plan.

Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.

Annual Ratchet Guaranteed Minimum Death Benefit Option. The death benefit options provide protection in the event of a market downturn. This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 75 or below. There is an additional fee of 0.20% of the average annual Variable Account Value during the accumulation period if this Death Benefit is selected.

Enhanced Combination Guaranteed Minimum Death Benefit Option. The death benefit options provide protection in the event of a market downturn. This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 70 or below. There is an additional fee of 0.35% of the average annual Variable Account Value during the accumulation period if this Death Benefit is selected.

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FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.

TRANSACTION EXPENSES

Sales Load on Premium Payment	None
Maximum Surrender Charge (as a % of the premium payment withdrawn or Annuitized under a Non-Life Payment Option4)	8%
Transfer Processing Fee	After the first 6 transfers in a Contract Year, we will charge $25 for each additional transfer during that Contract Year. There is no fee for the first 6 transfers during a Contract Year.

4 We do not deduct a charge for sales expenses from the premium at the time it is paid. However, we may deduct a surrender charge when the premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first eight Contract Years. The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Contract Year. The amount of the surrender charge decreases over time. The surrender charge percentages are shown below.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses).

If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES

Maximum Charges
Administration Fee	$30 per Contract Year[5]
Variable Account Annual Expenses (as a % of average annual Variable Account Value during the accumulation period)
Base Contract Expenses	1.40%[6]
Optional Rider Charges
Guaranteed Minimum Death Benefit Expense Charge (as a percentage of average annual Variable Account Value)
Annual Ratchet Guaranteed Minimum Death Benefit Option (optional)	0.20%
Enhanced Combination Guaranteed Minimum Death Benefit Option (optional)	0.35%
FIVE PlusSM Guaranteed Minimum Withdrawal Benefit	1.20% multiplied by Guaranteed Withdrawal Balance[7] (0.10% monthly)
Loan Interest Charge	5.00%[8]

5 We will waive the annual administration fee if Contract Value is equal to or greater than $50,000 at the beginning of the applicable Contract Year.

6 The Base Contract Expenses are comprised of a Mortality and Expense Risk Charge of 1.25% and an Asset Based Administrative Charge of 0.15%.

7 The current annual charge for the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit is 0.95% multiplied by the Guaranteed Withdrawal Balance (assessed monthly; the monthly rate is 0.079%).

8 The maximum guaranteed net cost of loans (available under section 403(b) TSA Qualified Contract) is 5% annually. The net cost of a loan is the difference between the loan interest charged (8%) and the amount credited to the loan account (3%).

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The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.

ANNUAL PORTFOLIO OPERATING EXPENSES9

	Minimum	Maximum
Range of Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.26%	1.34%

9 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers. The expenses shown are those incurred for the year ended December 31, 2022. Current or future expenses may be greater or less than those shown. If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.

EXAMPLE OF CHARGES

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the maximum costs of investing in the Contract, including Owner transaction expenses, the annual administration fee, Variable Account charges, the Enhanced Combination Guaranteed Minimum Death Benefit Option (“GMDB”) charge, an annual Guaranteed Minimum Withdrawal Benefit (“GMWB”) charge of 1.20% multiplied by the Guaranteed Withdrawal Balance, and highest annual portfolio operating expenses for the year ended December 31, 2022.

The example assumes that you invest $100,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year.

(1)	If the Contract is surrendered or is annuitized under a Non-Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$11,542	$19,388	$26,389	$44,176

2)	If the Contract is not surrendered or is annuitized under a Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$4,300	$12,976	$21,755	$44,176

The example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction).

Please remember that the example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the example.

The annual administration fee is $30.00 for Contracts with a Contract Value less than $50,000 at the beginning of the Contract Year. There is no administration fee for Contracts with a Contract Value greater than or equal to $50,000 at the beginning of the Contract Year.

You should not consider the assumed expenses in the example to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual rate of return is hypothetical and you should not view it as a representation of past or future annual returns. Actual returns may be greater or less than the assumed amount.

The various Funds themselves or their investment advisers provided the expense information regarding the Funds. The Funds and their investment advisers are not affiliated with us. While we have no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, we have not independently verified the figures.

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PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Not a Short-Term Investment. The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. There might also be tax consequences.

Investment Risk. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease. There is no minimum guaranteed Contract Value. The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract. During times of poor investment performance, these deductions will have an even greater impact on your Contract Value. You could lose everything you invest. If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a minimum guaranteed interest rate

Insurance Company Risks. Any obligations, guarantees and benefits of the Contract, including the Fixed Account Investment Option, are subject to the claims paying ability of Kansas City Life Insurance Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of the Company is available upon request by contacting the Home Office

Tax Risks. Under existing tax law there generally should be no federal income tax on increases in the Contract Value until a distribution under the Contract occurs. A distribution includes an actual distribution of funds such as a surrender or annuity payment. However, a distribution also includes a pledge or assignment of a Contract. Generally, all or part of any distribution is taxable as ordinary income. In addition, a penalty tax may apply to certain distributions made prior to the Owner reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See “FEDERAL TAX STATUS”)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

Surrender and Partial Surrender (withdrawal) Risks. During the first eight Contract Years, we will deduct a surrender charge from the Contract Value when you surrender the Contract, make a partial surrender (withdrawal), or if you elect a Non-Life Payment Option. We will not deduct a surrender charge if the surrender occurs after seven full Contract Years, if the amount is not subject to a surrender charge, or if the requirements for the waiver are met. (See “SURRENDER CHARGE”) In no event will the total surrender charges we assess under a Contract exceed 8% of the total premiums paid.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.

A surrender or partial surrender may have tax consequences. (See “FEDERAL TAX STATUS”)

Restrictions on Distributions from Contracts Used to Fund 403(b) retirement plans. The Code restricts surrenders and partial surrenders from 403(b) annuity contracts of elective contributions made in years after December 31, 1988, of earning on such contributions and of earning in such years on amounts held as of the year beginning before January 1, 1989. Distributions of such amounts may occur only upon the death of the employee, attainment of age 59 ½, severance from employment, disability or financial hardship. Other exceptions may be applicable under certain circumstances.

Loan Risks. If your Contract is a section 403(b) TSA Qualified Contract, you may have the option of taking a Contract loan at any time after the first Contract Year if permitted by your employer’s section 403(b) plan. A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

A loan may have tax consequences. (See “FEDERAL TAX STATUS”) In addition, allowing your contract to terminate due to indebtedness could have adverse tax consequences. (See “CONTRACT LOANS”)

Risk of Frequent Transfers. We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the

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Contracts. We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Optional Benefits Risks. If you elect the Five PlusSM Guaranteed Minimum Withdrawal Benefit, you must allocate all premiums and Contract Value to the Designated Subaccounts on and after the Rider Effective Date. For certain Designated Subaccounts, risk and volatility mitigation is part of the Portfolio’s investment strategy, which investment strategy could reduce your investment return. The value of the GMWB rider may be significantly reduced if you take annual withdrawals that are greater than the Guaranteed Withdrawal Amount of the Lifetime Income Amount (after the Lifetime Income Date).

If you select the Annual Ratchet Guaranteed Minimum Death Benefit Option or Enhanced Combination Guaranteed Minimum Death Benefit Option, issue requirements and the Monthly Guaranteed Minimum Death Benefit Charge will vary for each Guaranteed Minimum Death Benefit Option. Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability. There may also be tax consequences. Please consult your financial professional.

Cybersecurity and Business Continuity Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyberattacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyberattacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyberattacks or information security breaches in the future. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.

The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.

KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is located at 3520 Broadway, Kansas City, Missouri 64111-2565.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

We established the Variable Account as a separate investment account under Missouri law on January 23, 1995. This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for

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other purposes as permitted by law. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contract invest in shares of corresponding Fund Portfolios. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as an open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The name, investment objectives, investment manager, sub-investment manager, current expenses and performance of each of the Portfolios are available in Appendix A - Portfolio Companies Available Under the Contract, which is located at the end of this prospectus.

Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies. Therefore, before selecting a Subaccount, you should carefully read the prospectuses for the Funds along with this Prospectus.

Not all Funds may be available in all states.

See the current prospectus for each Fund that as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds and can be accessed online at https://pex.broadridge.com/funds.asp?cid=kclife. You can receive a paper copy by submitting a request at the Home Office. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of your single premium payment or transfers among the Subaccounts.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. We review the Funds periodically and may remove a Fund or limit its availability to transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.

We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates). These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds. Kansas City Life and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds’ prospectuses for more information) This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund’s prospectus. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.10% to 0.25%.

Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates

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amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. The Distribution Plan is described in more detail in the underlying Fund’s prospectus. (See “FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES” and “SALE OF THE CONTRACTS”) The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. (“Sunset Financial”). These payments decrease the Fund’s investment return.

We make certain payments to Sunset Financial, principal underwriter for the Contracts. (See “SALE OF THE CONTRACTS”)

Certain funds employ volatility management strategies. Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.

You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider. In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses.

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the prospectuses of the Funds for more information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions of the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio are no longer available for investment, or for any other reason in our sole discretion we decide that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses. We will not substitute any shares attributable to a Contract’s interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrants or for any reason in our sole

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discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. We may close Subaccounts at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required;
•	combine it with other Kansas City Life separate accounts; or
•	make any changes required by the 1940 Act.

FINANCIAL CONDITION OF KANSAS CITY LIFE

Benefits payable under the Contract are paid out of your Contract Value allocated to the Variable Account or out of assets of Kansas City Life’s general account. Any guarantees that exceed your Contract Value are paid from our general account assets and are subject to our financial strength and claims paying ability.

As an insurance company, we are required by state regulators to hold a specific amount of reserves to meet contractual obligations payable out of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. State regulators also require Kansas City Life to maintain a minimum amount of capital, to act as a cushion in the event it suffers a financial impairment. But there is no guarantee we will always be able to meet our claims paying obligations, and there are risks associated with purchasing any insurance product.

We encourage both existing and prospective Owners to read and understand our financial statements. Our financial statements. which are prepared in accordance with accounting principles generally accepted in the United States (GAAP), are included in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information without charge by sending a written request to Variable Administration, P.O. Box 219364, Kansas City, Missouri 64121-9364 or by calling us at 1-800-616-3670.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting. Your votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. We will determine the number of votes attributable to a Subaccount by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our General Account in the same proportion as those shares for which we do receive voting instructions. This means that a small number of Owners may control the outcome of the vote.

CHARGES AND DEDUCTIONS

SURRENDER CHARGE

General. We do not deduct a charge for sales expense from the premium at the time you pay it. However, we may deduct a surrender charge when the premium is withdrawn upon a surrender or partial surrender or if you elect a Non-Life Payment Option during the first eight years following the payment of the premium. The purpose of the surrender charge is to reimburse us for some of the expenses we incur in distributing the Contracts. If the surrender charges are not enough to cover sales expenses, we will bear the loss. If the amount of such charges proves more than enough, we will keep the excess. We do not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. We will make up any shortfall from our general assets, which may include amounts we derive from the mortality and expense risk charge.

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Charge for Partial Surrender or Surrender. If you take a partial or full surrender of the Contract or elect a Non-Life Payment Option during the first eight Contract Years, we will assess a surrender charge as follows:

During Contract Year
Year	1	2	3	4	5	6	7	8	9+
Percentage	8%	8%	7%	6%	5%	4%	3%	2%	0%

To determine the surrender charge we first assume that your surrender or Non-Life Payment Option election is from amounts (other than earnings) that can be withdrawn without a surrender charge, then from other amounts (other than earnings) and then from earnings. Once we have calculated the total surrender charge amount we actually withdraw it from the Fixed Account and Subaccounts in the same proportion that the withdrawal is being made. In calculating the surrender charge, we do not include earnings, although the actual withdrawal to pay the surrender charge may come from earnings.

If you surrender the Contract, we will deduct the surrender charge from the Contract Value in determining the Cash Surrender Value. For a partial surrender, we will deduct the surrender charge from the amount surrendered or from the Contract Value remaining after the amount requested is surrendered, according to your instructions.

Amounts Not Subject to Surrender Charge. Your first partial surrender during a Contract Year will not be subject to a surrender charge to the extent that the amount you surrender is not in excess of 10% of the Contract Value. We limit this 10% free partial surrender to the first partial surrender per Contract Year, even if the amount you surrender is less than 10% of the Contract Value. We will assess the applicable surrender charge on any amounts surrendered in excess of 10% and any additional surrenders, which occur after the first partial surrender in a Contract Year. The 10% free partial surrender is not cumulative from year to year.

If you make a full surrender of the Contract the surrender charge does not apply to 10% of the Contract Value provided you have not already received credit for the 10% free partial surrender during that Contract Year. If you have not already received the free 10% partial surrender in that Contract Year, then only 90% of the Contract Value is subject to a surrender charge upon a full surrender.

If you have elected to participate in the Systematic Partial Surrender Plan, your 10% free partial withdrawal may apply to payments under this plan as long as you have not already received your free partial withdrawal for that Contract Year. (See “Systematic Partial Surrender Plan”) You are limited to one election of the Systematic Partial Surrender Plan per Contract Year without being subject to the surrender charge. (This limitation applies even if the amount surrendered during that Contract Year is less than 10% of the Contract Value.) In the Contract Year in which you elect to participate in the Plan, we will calculate the 10% limitation based on the Contract Value at the time of election. In each subsequent Contract Year in which you continue to participate in the Plan, we will calculate the 10% limitation based on the Contract Value as of the beginning of that year. We will notify you if the total amount to be surrendered in a subsequent Contract Year will exceed 10% of the Contract Value as of the beginning of such Contract Year. Unless you instruct us to reduce the surrender amount for that year so that it does not exceed the 10% limit, we will continue to process surrenders for the designated amount. Once the amount of the surrender exceeds the 10% limit, we will deduct the applicable surrender charge from the remaining Contract Value. After the eighth Contract Year, when the surrender charge reaches zero, we will no longer apply a surrender charge.

If you elect a Life Payment Option, we will not apply a surrender charge.

Nursing Home Waiver. If you meet the requirements described below for the Nursing Home Waiver, we will pay out the full Contract Value without applying any surrender charges. In order to be eligible for this waiver:

•	we must receive satisfactory proof that you are admitted to a licensed nursing home;
•	the Contract Value must be paid out in equal amounts over at least a three-year period; and
•	you must be confined for at least 90 days before we will waive the surrender charges.

This waiver may not be available in all states.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year. For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

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ADMINISTRATIVE CHARGES

Annual Administration Fee. At the beginning of each Contract Year we will deduct an annual administration fee of $30 (or less if required by applicable state law) from the Contract Value. The purpose of this fee is to reimburse us for administrative expenses relating to the Contract. We will waive this fee for Contracts with Contract Values of $50,000 or more at the beginning of the applicable Contract Year. We will deduct the charge from each Subaccount and the Fixed Account based on the proportion that the value in each account bears to the total Contract Value. This fee does not apply after the Maturity Date.

BASE CONTRACT CHARGES

Asset-Based Administration Charge. We will deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.15%. The purpose of this charge is to reimburse us for costs associated with administration of the Contract amounts allocated to the Variable Account. This charge does not apply after the Maturity Date.

Mortality and Expense Risk Charge. We will deduct a daily mortality and expense risk charge from the assets of the Variable Account. This charge will be equal to an annual rate of 1.25%. The purpose of this charge is to compensate us for assuming mortality and expense risks. This charge does not apply after the Maturity Date.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, we provide each payee with the assurance that longevity will not have an adverse effect on the annuity payments received. The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date. The expense risk we assume is the risk that the annual administration fee, asset-based administration charge, and transfer processing fee may be insufficient to cover actual future expenses.

If the mortality and expense risk charge is not enough to cover the actual cost of the mortality and expense risks we undertake, we will bear the loss. If the amount of such charges proves more than enough, we will keep the excess and this amount will be available for any proper corporate purpose including financing of distribution expenses.

MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE

If a Guaranteed Minimum Death Benefit Option other than the base provision is selected, there is an additional charge. The amount of this charge varies depending on the Guaranteed Minimum Death Benefit Option you have elected, as follows:

•	Base Guaranteed Minimum Death Benefit Option: no additional charge.
•	Annual Ratchet Guaranteed Minimum Death Benefit Option: A Monthly charge of 0.01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals 0.20% of the Variable Account Value on an annualized basis.
•	Enhanced Combination Guaranteed Minimum Death Benefit Option: A monthly charge of 0.02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals 0.35% of Variable Account Value on an annualized basis.

It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you. Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.

Guaranteed Minimum Withdrawal Benefit Charge

We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider. The GMWB rider charge is equal to 0.10%, 1.20% annually (currently 0.079%, 0.95% annually) multiplied by the Guaranteed Withdrawal Balance. We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value. We do not deduct the rider charge during the GMWB rider’s Settlement Phase.

PREMIUM TAXES

Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies. Premium tax rates may change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes.

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If premium taxes are applicable, we will deduct them upon surrender or when we apply the Contract Proceeds to a payment option or a lump sum payment.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the surrender charges and/or administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which the premium will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Owner.

OTHER TAXES

We do not currently assess a charge against the Variable Account for federal income taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us. We may also deduct charges for other taxes attributable to the Variable Account.

LOAN INTEREST CHARGE

If a Contract is a section 403(b) TSA Qualified Contract, Contract loans may be available if permitted by an employer’s section 403(b) plan. A loan interest charge is assessed by crediting a lower rate on amounts held in the loan account as collateral than the rate charged on the loan amount. The maximum amount of interest we charge on a loan is 8% annually of the loan amount. The net loan interest charge, which is the difference between the amount charged on any loan amount and the amount credited to the loan account (3% annually), will not exceed 5%.

INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS

The funds deduct investment advisory fees and other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds for more information about the investment advisory fees and other expenses.

DESCRIPTION OF THE CONTRACT

The Contract is a variable annuity that provides accumulation of Variable Account Value based on the performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account. You may also allocate a portion of your premium to our Fixed Account. We provide options such as the Dollar Cost Averaging Plan, the Portfolio Rebalancing Plan and the Systematic Partial Surrender Plan. The Contract offers only fixed annuity payment options.

Contracts issued in your state may provide different features and benefits from those described in this Prospectus. Differences could include the length of the free-look period and the calculation of the free-look refund, maturity date and annuitization, and under payments or over payments due to misstatement of age or sex. In addition, optional riders may not be available in all states. See your Contract for specific variations. Your registered representative may also provide you with additional information about state variations. The Company may change or stop offering an optional rider at any time before it is elected.

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The Nursing Home Waiver is not available in Massachusetts. The free-look period by state is displayed below:

Free-Look Period	Replacement	State(s)
10 Days	No	AL, MA, OR
20 days	Yes	MA
30 Days	Yes	AL, OR

PURCHASING A CONTRACT

The maximum Issue Age for which we issue a Contract is 80. However, for Qualified Contracts with an Issue Age of 70½ or greater, tax laws may require that distributions begin immediately. We may issue Contracts above the maximum Issue Age under certain circumstances. We may issue Contracts in connection with retirement plans that may or may not qualify for special federal tax treatment under the Code.

The Annual Ratchet and Enhanced Combination Guaranteed Minimum Death Benefit Options are only available at issue of the Contract. The Annual Ratchet option is available for Annuitants with Issue Ages of 75 and below and the Enhanced Combination option is only available for Annuitants with Issue Ages of 70 and below. The Guaranteed Minimum Death Benefit Options are offered only in the states where we have received regulatory approval.

The minimum single premium that we accept is $10,000.

REPLACEMENT OF CONTRACTS

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received the premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE-LOOK PERIOD

You may cancel your Contract for a refund during your “free-look” period. The free look period applies for the 10 days after you receive the Contract. We must receive the returned Contract at our Home Office within 10 days if you wish to cancel your Contract. When we receive the returned Contract at our Home Office, we will cancel the Contract. The amount that we will refund will vary according to state requirements. Most states (including Alabama) allow us to refund Contract Value. In those states, we will return an amount equal to the Contract Value. We will determine the amount of the Contract Value as of the earlier of:

•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.

A few states require a return of the greater of the premium payment or Contract Value. In these states, we will refund the greater of:

•	the premium paid under the Contract; and
•	the Contract Value as of the earlier of:
•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.

Some states (including Oregon) permit only the return of premium even if this amount is less than what we would have returned otherwise. In all states, we will also refund the $30 annual administration fee, if it was deducted prior to the return of the Contract.

ALLOCATION OF PREMIUM

At the time of application, you select how we will allocate the premium among the Subaccounts and the Fixed Account. You can change the allocation percentages at any time by sending Written Notice to us. You may also change your

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allocation by telephone, facsimile, and electronic mail if you have provided proper authorization. (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS”)

Our procedures for allocation of the premium during the free-look period vary by state, based on the amount that each state requires to be refunded if the Contract is returned within the free-look period:

•	for Contracts sold to residents of states that allow refund of Contract Value, we will immediately allocate the premium according to the allocation you requested; and
•	for Contracts sold as an Individual Retirement Annuity or to residents of states that require either the refund of premium paid or the refund of the greater of Contract Value or premium paid, we will allocate premium received during a 15-day period following the Contract Date to the Federated Hermes Government Money Fund II Subaccount for that 15-day period. At the end of this 15-day period, we will allocate the amount in the Federated Hermes Government Money Fund II Subaccount according to your allocation instructions.

We will allocate the premium within two business days of when we receive the premium at our Home Office. In order to allocate the premium in this time frame, you must properly complete the application and it must include all the information necessary to process it, including payment of the premium. If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application. If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay. We will also return the premium immediately, unless you specifically consent to our keeping the premium until the application is complete. Once the application is complete, we will allocate the premium within two business days. There may be delays in our receipt of application that are outside of our control because of the failure of the registered representative to forward the application to us promptly, because the application was sent to the wrong address, or because of delays in determining that the Contract is suitable for you. Any such delays will affect when your Contract is issued and when your premium is allocated among the Subaccounts and/or the Fixed Account.

The values of the Subaccounts will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Account Value.

If mandated under applicable law, we may be required to reject your premium payment. We may also be required to provide additional information about you or your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefits, until instructions are received from the appropriate regulator.

DETERMINATION OF CONTRACT VALUE

The Contract Value is the sum of the Variable Account Value and the Fixed Account Value.

VARIABLE ACCOUNT VALUE

The Variable Account Value reflects the following:

•	the investment experience of the selected Subaccounts;
•	the premium paid;
•	surrenders;
•	transfers;
•	charges assessed in connection with the Contract;
•	Contract loan balance; and
•	bonuses paid on the Monthly Anniversary Date.

There are two bonuses that will be credited to the Variable Account Value. The first bonus is credited to Contracts on each Monthly Anniversary Date where the Contract Value is greater than or equal to $100,000 on that date. The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.

The second bonus is credited to all Contracts, regardless of size. After the eighth Contract Year, this bonus will be credited each Monthly Anniversary Date to the Variable Account Value. The amount of this bonus equals 0.01665% of the Variable Account Value, which equals 0.20% on an annualized basis.

Both of the bonuses are guaranteed. We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option. Each of the bonuses, if applicable, is paid on the Variable Account Value on the Monthly Anniversary Date. Please note that because a bonus will increase Variable Account Value, charges that are based on a percentage of Variable Account Value also will increase.

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There is no guaranteed minimum Variable Account Value. Since a Contract’s Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.

Calculation of Variable Account Value. We calculate the Variable Account Value on each Valuation Date. Its value will be the sum of the values attributable to the Contract in each of the Subaccounts. We will determine the amount for each Subaccount by multiplying the Subaccount’s unit value on the Valuation Date by the number of Subaccount accumulation units allocated to the Contract. The unit value of a Subaccount may increase, decrease, or remain the same.

Determination of Number of Accumulation Units. We will convert any amounts allocated to a Subaccount into accumulation units of that Subaccount. We determine the number of accumulation units credited to the Contract by dividing the dollar amount allocated to the Subaccount by the unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated.

We will increase the number of accumulation units in any Subaccount at the end of the Valuation Period by:

•	amounts transferred to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period; and
•	bonuses credited on the Monthly Anniversary Date.

We will decrease the number of accumulation units in any Subaccount at the end of the Valuation Period by:

•	amounts transferred from the Subaccount to another Subaccount or the Fixed Account including any applicable transfer fee;
•	amounts surrendered (including applicable charges) during the current Valuation Period; and
•	the pro rata portion of the monthly Guaranteed Minimum Death Benefit charge assessed on the Monthly Anniversary Day.

The number of units in any Subaccount will also be reduced at the beginning of each Contract Year by a pro rata share of the $30 annual administration fee.

Net Investment Factor. We will calculate a net investment factor on each Valuation Day. A Subaccount’s net investment factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period. The formula for the net investment factor equals:

(X/Y) – Z

where “X” equals the sum of:

•	the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus
•	the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes.

“Y” equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and

“Z” equals the charges we deduct from the Subaccount on a daily basis. These charges equal the sum of the asset-based administration charge and the mortality and expense risk charge. The asset-based administration charge equals 0.15% on an annual basis. The mortality and expense risk charge equals 1.25% on an annual basis.

Determination of Unit Value. We arbitrarily set the value of an accumulation unit for each of the Subaccounts at $10 when the first investments were bought. The accumulation unit value for each subsequent Valuation Period is equal to:

A x B

“A” is equal to the Subaccount’s accumulation unit value for the end of the immediately preceding Valuation Day; and

“B” is equal to the net investment factor for the current Valuation Day.

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This accumulation unit value may increase or decrease from day to day based on investment results.

TRANSFER PRIVILEGE

After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Transfers are subject to the following restrictions:

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we currently have no limit on the number of transfers that you can make between Subaccounts or to the Fixed Account. However, you can make only one transfer from the Fixed Account each Contract Year. (See “TRANSFERS FROM FIXED ACCOUNT” for restrictions); and
•	we have the right, where permitted, to suspend or modify this transfer privilege at any time. Any suspension or modification of this privilege will be communicated in writing.

We will make a transfer on the date that we receive Written Notice requesting the transfer. You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers. (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS”) Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same-day pricing of the transaction. Transfer requests received (or completed) before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time). If we receive a transfer request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.

The first six transfers during each Contract Year are free. We will charge a $25 transfer processing fee for all transfers during a Contract Year in addition to the six free ones. For the purpose of charging the fee, we will consider each request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that request. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

Frequent Transfers Among Subaccounts. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio’s share price. Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations. Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Annuitants or Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts. Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time. Currently, we monitor for 12 or more transfers in a Contract within a calendar year. For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner. However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity. If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts. We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege. Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request be provided to us at our Home Office, signed by an Owner.
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The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected. Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection. We apply our procedures consistently to Owners without special arrangement, waiver or exception. However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary: to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts. We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares. You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from other insurance companies or from intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit a Fund’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund’s own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner). You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If you elect this plan, it enables you to automatically transfer amounts from the Federated Hermes Government Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We do not guarantee that the Dollar Cost Averaging Plan will result in a gain or prevent a loss.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in this plan you must transfer at least $250 from the Federated Hermes Government Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Hermes Government Money Fund II Subaccount through your premium payment or by transferring amounts into the Federated Hermes Government Money Fund II Subaccount from the other Subaccounts. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. Dollar cost averaging transfers will start on the next Monthly Anniversary Day following the Contract Date. We do not impose a charge for participating in this plan.

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Once elected, we will process transfers from the Federated Hermes Government Money Fund II Subaccount monthly until:

•	we have completed the number of designated transfers;
•	the value of the Federated Hermes Government Money Fund II Subaccount is completely depleted; or
•	you send us Written Notice instructing us to cancel the monthly transfers.

There is no transfer charge for participation in the Dollar Cost Averaging Plan and transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We have the right to cancel this feature at any time with notice to you.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan, we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan begins. The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. The plan automatically adjusts your portfolio mix to be consistent with your current allocation instructions. If you make a change to your allocation instructions we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new allocation instructions. We do not impose a charge for participating in this plan.

The redistribution will not count as a transfer permitted under the Contract each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day the Dollar Cost Averaging Plan ends. If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. Portfolio rebalancing will terminate when:

•	you request any transfer unless you authorize a new allocation; or
•	the day we receive Written Notice instructing us to cancel the plan.

PARTIAL AND FULL CASH SURRENDERS

Partial Surrenders. You may surrender part of the Cash Surrender Value at any time before your death, the Annuitant’s death and the Maturity Date. You may submit a Written Notice to the Home Office or provide notice by telephone if you have provided proper authorization to us. (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS”) The minimum partial surrender requested must be at least $100. We will surrender the amount requested from the Contract Value on the date we receive your Written Notice or notice by telephone for the surrender. We will price a partial surrender request received in good order before the New York Stock Exchange closes using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time). For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange. We will deduct any applicable surrender charge from the amount surrendered or from the remaining Contract Value, according to your instructions. If you instruct us to deduct the surrender charge from the remaining Contract Value and the remaining Contract Value is insufficient to fully cover the surrender charge, we will deduct the unpaid portion of the surrender charge from the amount paid to you. We will make the surrender from each Subaccount and the Fixed Account based on your instructions. If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first partial surrender of up to 10% of the Contract Value per Contract Year. (See “SURRENDER CHARGE”)

Systematic Partial Surrender Plan. The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount. If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semi-annual or annual basis. The minimum payment under this plan is $100. We will make the surrender from each Subaccount and the Fixed Account based on your instructions. If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

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Subject to certain restrictions, we will not apply a surrender charge on the first amounts paid out under the Systematic Partial Surrender Plan of up to 10% of the Contract Value each Contract Year. (See “SURRENDER CHARGE”)

You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.

Certain federal income tax consequences may apply to partial and systematic partial surrenders. You should consult your tax adviser before requesting a partial or systematic partial surrender. (See “FEDERAL TAX STATUS”)

Full Surrender. You may request a surrender of the Contract for its Cash Surrender Value at any time before the Annuitant’s death and before the Maturity Date. The Cash Surrender Value will equal the Contract Value less:

•	any applicable surrender charge;
•	any loan balance;
•	any premium taxes payable; and
•	any withholding taxes.

We will determine the Cash Surrender Value on the date we receive Written Notice of surrender and the Contract. We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time). For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.

Subject to certain restrictions, we will not apply a surrender charge on up to 10% of the Contract Value when you surrender the Contract. (See “SURRENDER CHARGE”)

Certain federal income tax consequences may apply to a surrender of the Contract. You should consult your tax adviser before requesting a surrender. (See “FEDERAL TAX STATUS”)

Restrictions on Distributions from Certain Contracts. Certain restrictions apply to surrenders and partial surrenders from Contracts used as funding vehicles for Code section 403(b) retirement plans. Section 403(b)(11) of the Code restricts the distribution under section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distributions of those amounts may only occur upon:

•	the death of the employee;
•	attainment of age 59½;
•	severance from employment;
•	disability; or
•	financial hardship.

Other exceptions may be applicable under certain circumstances. In addition, income attributable to elective contributions may not be distributed in the case of hardship. Amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Pursuant to tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders you request from a section 403(b) contract comply with applicable tax requirements before we process your request.

CONTRACT TERMINATION

We may terminate the Contract and pay you the Cash Surrender Value if these events simultaneously exist prior to the Maturity Date:

•	the Contract Value is less than $2,000; and
•	your single premium paid under the Contract, less any partial surrenders, is less than $2,000.
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We will mail a termination notice to you and to the holder of any assignment of record at least six months before we terminate the Contract. We have the right to automatically terminate the Contract on the date specified in the notice unless the Contract Value has increased to the amount required due to positive investment performance.

If elected, the GMWB rider will terminate on the date the Contract terminates for any reason. Upon termination of the GMWB rider, your Guaranteed Withdrawal Balance will decline to zero, and we will not refund any GMWB rider charge that you previously paid.

CONTRACT LOANS

If your Contract is a section 403(b) TSA Qualified Contract, you may have the option of taking a Contract loan at any time after the first Contract Year if permitted by your employer’s section 403(b) plan. Pursuant to new tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that loans you request from a section 403(b) contract comply with applicable tax requirements before we process your request. You may obtain a loan by submitting Written Notice. The only security we require is an assignment of the Contract to us. We allow only one loan per Contract Year.

We will show the current loan amount and any withdrawals for unpaid interest on your annual report.

Amount of Loan Available. You may borrow up to the least of:

•	$50,000, reduced by the excess (if any) of the highest outstanding loan balance during the one-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made;
•	the greater of 50% of the Cash Surrender Value of the Contract or $10,000; or
•	the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.

At any time you make a new loan the sum of all prior loans, loan interest outstanding, and the current loan applied for may not exceed the applicable limit described above. Each loan must be at least $2,500.

Loan Account. When you take a loan, we will withdraw an amount equal to the loan from the Fixed Account and Variable Account and transfer this amount to the loan account. The loan account is part of the Fixed Account. If you do not specify allocation instructions in your loan application, we will withdraw the loan pro rata from all Subaccounts having values and from the Fixed Account. Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and the Subaccounts from which they were withdrawn.

Interest Credited on Loaned Amount. We will pay interest on amounts in the loan account at the minimum guaranteed effective annual interest rate of 3% per year. We may apply different interest rates to the loan account than the Fixed Account. Any interest we credit on loaned amounts will remain in the Fixed Account.

Loan Interest Charged. On each Contract Anniversary, we will charge accrued interest on a Contract loan at the maximum rate of 8% per year. We may establish a lower rate for any period during which the Contract loan is outstanding. Interest is payable at the end of each Contract Year and on the date the loan is repaid.

If we do not receive the loan interest payment by the Contract Anniversary, we will transfer the accrued loan interest from the Fixed Account and Subaccounts to the loan account on a pro rata basis.

Repayment of Loan. Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Subaccounts. We will use your current premium allocation schedule to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently. Each loan repayment must be at least $25.

You must repay principal and interest in substantially equal monthly payments over a five-year period. You are allowed a 31-day grace period from the installment due date. If a monthly installment is not received within the 31-day grace period, under federal tax law you will be treated as having a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any surrender charge. This deemed distribution may be subject to income and penalty tax under the Code.

Loan Balance. Loan balance means all unpaid Contract loans and loan interest. We will deduct any outstanding loan balance from the Contract Proceeds. We will terminate your Contract if your total loan balance exceeds the Cash Surrender Value of the Contract. We will mail notice to you at least 31 days before such termination.

Allowing a Contract to terminate under these circumstances could have adverse tax consequences and may adversely affect the treatment of the Contract under Code section 403(b).

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Effect of Contract Loan. A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.

ERISA Plans. If your section 403(b) TSA Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), you should consult a qualified legal adviser about compliance with ERISA requirements prior to requesting a Contract loan. Any loan under this Contract may also be subject to the rules of the plan it is part of. You are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor regulations governing plan loans.

DEATH BENEFIT BEFORE MATURITY DATE

A death benefit will be paid at the death of either the Annuitant or the Owner of the Contract. We will determine the amount of and pay the death benefit Proceeds on an individual Contract upon receipt at our Home Office of satisfactory proof of the Owner’s or the Annuitant’s death before the Maturity Date, plus written direction (from each eligible recipient of death benefit Proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. Once a death benefit has been paid, the Contract is terminated. If you are also the Annuitant, the death benefit Proceeds payable will be those payable on the death of the Annuitant. However, if the Contract is issued with an Owner and an Annuitant who is not the same individual, the benefit will be paid at the first death. If the Owner predeceases the Annuitant, the Cash Surrender Value of the Contract will be paid to the Beneficiary. If the Annuitant predeceases the Owner, the Guaranteed Minimum Death Benefit, as described below, will be paid to the Beneficiary.

Calculation of the Guaranteed Minimum Death Benefit. The Contract provides a Base Guaranteed Minimum Death Benefit Option and also offers two enhanced Guaranteed Minimum Death Benefit Options that can be selected at issue for an additional charge.

The two options are:

•	The Annual Ratchet Guaranteed Minimum Death Benefit Option; and
•	The Enhanced Combination Guaranteed Minimum Death Benefit Option.

The issue requirements and the Monthly Guaranteed Minimum Death Benefit Charge will vary for each Guaranteed Minimum Death Benefit Option as described below. Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.

The death benefit options provide protection in the event of a market downturn. However, there are additional costs associated with the enhanced Guaranteed Minimum Death Benefits. Those costs can limit the Contract’s participation in rising equity markets. Please consult your financial professional.

Base Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit will be the greater of:

•	premium paid, proportionately adjusted for partial surrenders, less any loan balance; or
•	the Contract Value less any loan balance on the date we receive proof of the Annuitant’s death.

There is no additional charge for the Base Guaranteed Minimum Death Benefit Option. This option is available at issue and at any time after.

The example below demonstrates two calculations for the Base Guaranteed Minimum Death Benefit Option with a hypothetical increase in Contract Value and withdrawal amount and the second shows a hypothetical decrease in contract value and withdrawal amount. This example is hypothetical, and no annual fees are taken into account.

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	When Contract Value is greater than Premiums Paid	When Contract Value is less than Premiums Paid
Total Premiums Paid	$100,000	$100,000
Guaranteed Minimum Death Benefit immediately before Withdrawal	$100,000	$100,000
Contract Value at the time of Withdrawal	$200,000	$80,000
Withdrawal Amount	$40,000	$40,000
Proportionate Adjustment for Withdrawal	($40,000 / $200,000) x $100,000 = $20,000	($40,000 / $80,000) x $100,000 = $50,000
Percentage Reduction in Death Benefit	20%	50%
Guaranteed Minimum Death Benefit immediately after the Withdrawal	$100,000 - $20,000 = $80,000	$100,000 - $50,000 = $50,000

Annual Ratchet Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit for ages 80 and below will be the greater of:

•	the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or
•	the highest Contract Value as of a Contract Anniversary during any point the Contract has been in effect on or before the Annuitant’s death. Any loan balance will be deducted from such Contract Value and the Contract Value will also be proportionally adjusted for partial surrenders.

We guarantee that the death benefit for ages above 80 equal the greater of:

•	the Contract Value at the time of death; or
•	the death benefit calculated as described above for ages 80 and below.

If you elect the Annual Ratchet Guaranteed Minimum Death Benefit Option, the monthly Guaranteed Minimum Death Benefit charge will equal 0.01665% of Variable Account Value, which equals 0.20% of the Variable Account Value on an annualized basis. This charge is deducted from the Variable Account Value every Monthly Anniversary Day. (See “MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE”) This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 75 or below.

The example below demonstrates the calculation of the Annual Rachet Guaranteed Minimum Death Benefit Option, assuming an Annuitant younger than age 80, and an initial purchase payment of $100,000 with no subsequent premium payments or withdrawals.

Contract Anniversary	Premium Payment at the Start of the Year	Contract Value on Anniversary	Annual Ratchet Guaranteed Minimum Death Benefit Option
First	$100,000	$110,000	$110,000
Second	$50,000	$160,000	$160,000
Third	$0	$120,000	$160,000

Enhanced Combination Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit for ages 80 and below will be the greatest of:

•	the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or
•	premium paid, accumulated annually at 5% interest until the date of the Annuitant’s death, proportionately adjusted for partial surrenders and deducting any loan balance. We place a maximum on the amount accumulated at 5% interest of two times the premium paid, less surrenders and any loan balance; or
•	the highest Contract Value as of a Contract Anniversary during any point the Contract has been in effect on or before the Annuitant’s death. Any loan balance will be deducted from such Contract Value and the Contract Value will also be proportionately adjusted for partial surrenders.

We guarantee that the death benefit for ages above 80 equal the greater of:

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•	the Contract Value at the time of death; or
•	the value of the Guaranteed Minimum Death Benefit on the Contract Anniversary following the Annuitant’s 80th birthday, calculated as described above, adjusted proportionately for partial surrenders and less any loan balance.

If you elect the Enhanced Combination Guaranteed Minimum Death Benefit Option, the monthly Guaranteed Minimum Death Benefit charge will equal 0.02912% of the Variable Account Value, which equals 0.35% of the Variable Account on an annualized basis. This charge is deducted from the Variable Account Value every Monthly Anniversary Day. (See “MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE”) This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 70 or below.

The example below demonstrates the calculation of the Enhanced Combination Guaranteed Minimum Death Benefit Option, assuming an Annuitant younger than age 80, and an initial premium payment of $100,000 with one additional premium payment of $50,000 and no withdrawals.

Contract Anniversary	Premium Payment at the start of the Year	Contract Value on Anniversary	Premiums Paid Accumulated 5% Annually	Enhanced Combination Guaranteed Minimum Death Benefit Option
First	$100,000	$110,000	$100,000(1.05) = $105,000.00	$110,000
Second	$50,000	$160,000	$155,000(1.05) = $162,750.00	$162,750
Third	$0	$120,000	$162,750(1.05) = $170,887.50	$170,887.50

Adjustment to Guaranteed Minimum Death Benefit Calculation for Partial Surrenders

We will reduce the Guaranteed Minimum Death Benefit calculation by an amount equal to the percentage of the partial surrender as compared to the Contract Value as of the date of the withdrawal.

Changes in Guaranteed Minimum Death Benefit Options

If you have elected the Annual Ratchet or Enhanced Combination Guaranteed Minimum Death Benefit Options, you may change the option at any time to the Base Guaranteed Minimum Death Benefit Option. The effective date of change will be the Monthly Anniversary Day on or following the date we receive Written Notice of the change.

Death of Annuitant. If the Annuitant dies before the Maturity Date while the Owner is alive, we will pay the death benefit Proceeds under the Contract to the Beneficiary.

We will pay the Proceeds to the Beneficiary in a lump sum unless you or the Beneficiary elect a payment option. If the Annuitant is an Owner, we are required to distribute the Proceeds in accordance with the rules described below in “Death of Owner” for the death of an Owner before the Maturity Date.

No death benefit is payable if the Annuitant dies on or after the Maturity Date.

Death of Owner. If an Owner dies before the Maturity Date while the Annuitant is alive, federal tax law requires (for a Non-Qualified Contract) that we distribute the Cash Surrender Value (or if an Owner is the Annuitant, the Proceeds payable upon the Annuitant’s death) to the Beneficiary within five years after the date of the Owner’s death. If an Owner dies on or after the Maturity Date, we must distribute any remaining payments at least as rapidly as under the payment option in effect on the date of such Owner’s death.

These distribution requirements will be considered satisfied as to any portion payable to the benefit of the Beneficiary if:

•	the Proceeds are distributed over the life of that Beneficiary (or a period not exceeding the Beneficiary’s life expectancy);
•	the distributions begin within one year of the Owner’s death; and
•	the Beneficiary is a natural person, not a legal entity such as a corporation or trust.

If the deceased Owner’s spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner. In this situation, if the Beneficiary wants to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value; we will increase the Contract Value to equal the death benefit. We will base this increase on the Contract Value on the date we are notified of the death of the Owner. If the Contract has joint Owners, the surviving joint Owner will be the Beneficiary, unless otherwise specified in the application. Joint Owners must be husband and wife as of the Contract Date.

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The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriage must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partners and civil unions not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax advisor for more information on this subject.

If an Owner is not an individual, the Annuitant, as determined in accordance with section 72(s) of the Code, will be treated as an Owner for purposes of these distribution requirements. Any change in or death of the Annuitant will be treated as the death of an Owner.

Other rules may apply to a Qualified Contract.

PROCEEDS ON MATURITY DATE

The Maturity Date is the latest date when Proceeds under the Contract are payable. The Proceeds available on the Maturity Date vary depending upon how you elect to receive the Proceeds:

•	we will apply the Contract Value (less any loan balance and any applicable premium taxes) if you elect to receive the Proceeds under a Life Payment Option; and
•	we will apply the Cash Surrender Value (less any applicable premium taxes) if you elect to receive the Proceeds as a lump sum payment or as a Non-Life Payment Option.

You must apply 100% of the Contract Proceeds to a payment option. You may allocate your Contract Proceeds among a lump sum payment and one Life or Non-Life Payment Option.

You select the Maturity Date, subject to the following restrictions. The latest Maturity Date is the later of:

•	the Contract Anniversary following the Annuitant’s 85th birthday; or
•	the tenth Contract Anniversary.

Certain states limit the maximum Maturity Date.

You may change the Maturity Date subject to these limitations:

•	we must receive your Written Notice at least 30 days before the current Maturity Date;
•	you must request a Maturity Date that is at least 30 days after receipt of the Written Notice;
•	the requested Maturity Date must be not later than any earlier Maturity Date required by law; and
•	you submit your Contract if we require it.

On the Maturity Date, we will pay the maturity proceeds under the Life Income Option with a minimum guaranteed payment period of 120 months, unless you have chosen to receive the Proceeds under another payment option or in a lump sum. (See “PAYMENT OPTIONS”)

PAYMENTS

We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Written Notice. All documents received must be in good order. This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We must also receive due proof of death to pay a death benefit. We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings or trading on the exchange is restricted as determined by the SEC; or
•	the SEC permits by an order the postponement for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account’s net assets not reasonably practical.

In addition, if, pursuant to SEC rules, the Federated Hermes Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Hermes Government Money Fund II Subaccount until the Fund is liquidated.

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If you have made a recent loan payment by check or draft, we may defer payment until such check or draft has been honored. We also reserve the right to defer payment of transfers, partial and full cash surrenders, loans or death benefit Proceeds from the Fixed Account for up to six months.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefit Proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.

Legacy Account. As described below, Kansas City Life will pay death benefit Proceeds through Kansas City Life’s Legacy Accounts. For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account. Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary. The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account. The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life. An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account. Kansas City Life pays interest on death benefit Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements. However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life. In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited. Kansas City Life may profit from amounts left in a Legacy Account. Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay death benefit Proceeds through the Legacy Account when:

•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires approval of the Company.

UNCLAIMED PROPERTY LAWS

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable. For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call 800-616-3670 to make such changes.

MODIFICATIONS

We may modify the Contract, subject to providing notice to you. We may only make modification if it is necessary to:

•	make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that your consent may be required by some states);
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.

We also have the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.

In the event of any such modification, we will issue an endorsement to the Contract (if required), which will reflect the changes.

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REPORTS TO CONTRACT OWNER

We will mail you a report containing key information about the Contract at least annually. The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation. We will show the information in the report as of a date no more than two months prior to the date of mailing. We will send you a report at any other time during the year that you request for a reasonable charge.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

•	transfer of Contract Value;
•	change in allocation instructions;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us. We may suspend these privileges at any time if we decide that such suspension is in the best interests of Owners.

We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 Central Time on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at http://www.kclife.com. Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made within 5 days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

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BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description or Restrictions / Limitations
Five PlusSM Guaranteed Minimum Withdrawal Benefit	Guarantees return of amounts invested in the Contract or minimum annual income payments provided that the conditions of the rider are satisfied	Optional	0.10% (monthly) 1.20%(annually) of the Guaranteed Withdrawal Balance	• In order to receive certain benefits, the Covered Person must attain age 65 and remain living; • Must invest only in Designated Subaccounts, which may reduce investment return
Guaranteed Minimum Death Benefit	Provide protection in the event of a market downturn	Standard	No Charge	• Available at issue and any time after
Annual Ratchet Guaranteed Minimum Death Benefit Option	Provide protection in the event of a market downturn	Optional	0.20%	• only available at issue of the Contract • only available to Annuitants with Issue Ages of 75 or below
Enhanced Combination Guaranteed Minimum Death Benefit Option	Provide protection in the event of a market downturn	Optional	0.35%	• only available at issue of the Contract • only available to Annuitants with Issue Ages of 70 or below
Nursing Home Waiver of Surrender Charge	Waiver of Surrender Charge if you are admitted to a nursing home	Standard	No Charge

•     Must provide satisfactory proof of admission to licensed nursing home;

•     Contract Value must be paid out in equal amounts over a period of at least three years; and

•     Must be confined at least 90 days before waiver

Optional Rider

FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT

Important Terms

Covered Person means: the person whose life we use to determine the duration of the Lifetime Income Amount payments. You should carefully consider who will be the Covered Person under the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the “GMWB”) rider. Under Qualified Contracts, the Covered Person must be the Owner. Under Non-Qualified Contracts, the Covered Person must be the Owner, Annuitant, or Beneficiary. Certain benefits under this rider depend on the age of the Covered Person and the relationship of the Owner to the Beneficiary. (See “LIFETIME INCOME AMOUNT” and “DEATH BENEFITS”)

Designated Subaccounts means: the Designated Subaccounts to which you can allocate premium and Contract Value under this rider. The Designated Subaccounts available depend on the Rider Effective Date.

Excess Withdrawal means: a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount; or a withdrawal, and any subsequent

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withdrawals in that Contract Year, that causes total withdrawals during a Contract Year after the Lifetime Income Date to exceed the Lifetime Income Amount.

Guaranteed Withdrawal Balance means: the total amount available for future periodic guaranteed withdrawals.

Guaranteed Withdrawal Amount means: the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero.

Investment Strategy means: the currently available Designated Subaccounts to which you must allocate premium and Contract Value for this rider to remain in effect.

Rider Effective Date means: the Contract Anniversary date that the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the “GMWB”) is effective from.

Lifetime Income Amount means: the amount we guarantee to be available each Contract Year for withdrawal during the life of the Covered Person while this rider is in effect. The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change in a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change in a Qualified Contract that removes the Covered Person from the Contract as an Owner.

Lifetime Income Date means: the Contract Anniversary on or after the Covered Person reaches age 65, or the Rider Effective Date if the Covered Person is already age 65 or older at the time the rider is elected.

Withdrawal means: the amounts partially surrendered as described in the Contract, including any applicable surrender charges.

Settlement Phase occurs: when total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount; and when the Contract Value reduces to zero; and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero.

Note: Illustrations of how the Guaranteed Minimum Withdrawal Benefit rider works are provided in Appendix B to this Prospectus.

Description of the GMWB Rider

If you are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money you can withdraw from the Contract, we offer for an additional charge an optional GMWB rider. The GMWB provides alternative guarantees - which guarantee you receive depends on the amount of the withdrawals you take and the age of the Covered Person. First, the GMWB guarantees the return of the amount of the single premium you have invested in the Contract, as long as you limit your withdrawals each Contract Year to the Guaranteed Withdrawal Amount (this guarantee is available both before and after the Lifetime Income Date). Second, on and after the Lifetime Income Date, as long as you limit your annual withdrawals to the Lifetime Income Amount, the GMWB guarantees you annual payments of that amount for the rest of the Covered Person’s life, no matter how long the Covered Person lives, even after you have recovered your investment in the Contract and even if your Contract Value reduces to zero. However, the maximum amount you may be able to withdraw as a Lifetime Income Amount may be less than if you continued to take withdrawals as a Guaranteed Withdrawal Amount.

Example:

Assume that you purchase a Contract with the GMWB when you are 55. Your premium payment is $100,000. You make annual withdrawals in each of the next ten years equal to the Guaranteed Withdrawal Amount, or $5,000 (5% of the premium payment of $100,000). Assuming 0% net investment experience and no annual bonus amounts credited during each of the ten years, after the 10th Contract Year your Contract Value will be $50,000 and your Guaranteed Withdrawal Balance will be $50,000. You are the Covered Person under the Contract and are now 65 years old. You have reached the Lifetime Income Date. If, in each Contract Year thereafter, you limited your annual withdrawals to the Lifetime Income Amount of $2,500 (5% of $50,000 on the Lifetime Income Date), you would be eligible to receive the Lifetime Income Amount of $2,500 annually for the rest of your life. However, if you continued to withdraw $5,000 annually, you would be guaranteed to receive back your entire $100,000 premium payment because your annual withdrawals did not exceed the Guaranteed Withdrawal Amount. You would then not be guaranteed to receive the Lifetime Income Amount annually for the rest of your life, because your annual withdrawals exceeded the Lifetime Income Amount of $2,500.

The GMWB does not guarantee Contract Value or the performance of any investment option.

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IMPORTANT CONSIDERATIONS

•	If your annual withdrawals are greater than the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date), the value of the GMWB rider may be significantly reduced.
•	You must allocate your single premium payment and Contract Value to the Investment Strategy (described below) on and after the Rider Effective Date.
•	To maximize your potential to receive payments under the GMWB rider, you must limit your withdrawals to withdrawals that are not Excess Withdrawals each Contract Year and allocate your Contract Value according to the Investment Strategy options described below. These restrictions are intended to minimize the risk that your Contract Value will be reduced to zero before death, thereby requiring us to make settlement payments.
•	Accordingly, a significant risk against which the rider protects, i.e., that your Contract Value will reduce to zero (other than due to an Excess Withdrawal) while you are alive, may be minimal.
•	Moreover, because these restrictions lessen the risk that your Contract Value will be reduced to zero while you are still alive, they also significantly reduce the risk that we will make any settlement payments.
•	In fact, if your Contract’s investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Guaranteed Withdrawal Balance, then your Contract Value will never be reduced to zero and we will never make settlement payments.
•	For certain Designated Subaccounts, risk and volatility mitigation is part of the Portfolio’s investment strategy. That investment strategy could reduce your investment return.
•	The GMWB rider will end on the Maturity Date unless we are making payments under the Settlement Phase of the GMWB rider.
•	We do not automatically increase your Guaranteed Withdrawal Balance when your Contract appreciates in value. We will only increase your Guaranteed Withdrawal Balance if there is a step-up or bonus.
•	Please remember that all withdrawals, including those made under the GMWB rider, reduce your Contract Value and death benefit, may result in receipt of taxable income to the Owner under federal and state law, and if made before the Owner attains age 59½, may be subject to a 10% penalty tax.
•	Withdrawals under the GMWB rider are not annuity payments. Annuity payments generally receive more favorable tax treatment than withdrawals. (See “FEDERAL TAX ISSUES”)
•	You will begin paying the GMWB rider charge as of the Rider Effective Date, even if you do not begin taking withdrawals for many years.
•	If the Covered Person dies or is no longer an Owner, Beneficiary, or Annuitant of the Non-Qualified Contract or is no longer an Owner of the Qualified Contract, the Lifetime Income Amount reduces to zero.
•	To receive the full benefit of withdrawals for your lifetime, your Contract Value must be reduced to zero and the Annuitant must be living at that time.
•	If you choose to not take withdrawals equal to or less than the Guaranteed Withdrawal Amount during each Contract Year, the remaining Guaranteed Withdrawal Amount may not be carried forward to any other Contract Year.
•	The GMWB rider may not be available in all states, and we may otherwise limit its availability.
•	If the Covered Person is the Owner and the Owner dies before the Settlement Phase, the Lifetime Income Amount will reduce to zero. The benefits provided by this rider will only continue if the Beneficiary is the surviving spouse of the Owner, the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time the death benefit is determined, and the Beneficiary does not take the death benefit under the terms of the Contract.
•	Surrender charges will apply to the withdrawals you take. (See “CHARGES AND DEDUCTIONS”)
•	Inflation may impact the value of the GMWB rider.
•	The addition of the GMWB rider to your Contract will not automatically cancel any Systematic Partial Surrender Plan you have established. Since withdrawals more than your Guaranteed Withdrawal Amount may significantly reduce or eliminate your ability to make withdrawals on and after the Lifetime Income Date, you should consider adjusting your existing Systematic Partial Surrender Plan.
•	Withdrawals for more than your Guaranteed Withdrawal Amount may eliminate your ability to make withdrawals on or after the Lifetime Income Date and, if certain conditions are met, may increase the likelihood that your Contract could be terminated.
•	Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.

You should not purchase the GMWB if:

•	you expect to take annual withdrawals in excess of the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date) because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit;
•	you are primarily interested in maximizing the Contract’s potential for long-term accumulation rather than building a Guaranteed Withdrawal Balance that will provide guaranteed withdrawals;
•	your Contract is a Qualified Contract that has withdrawal restrictions that prevent you from taking withdrawals;
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•	you do not expect to take withdrawals; or
•	your intent is to be able to invest additional premium payments that would be covered by the GMWB.

In considering whether to purchase the GMWB rider, you must consider your desire for protection and the cost of the rider versus the possibility that had you not purchased the GMWB rider, your Contract Value may have been higher. The rider may not be appropriate for you if you plan to take Excess Withdrawals. You should consult your financial professional to discuss whether the GMWB rider suits your needs.

WHEN TO TAKE WITHDRAWALS

You should carefully consider when to begin taking withdrawals if you have elected the GMWB rider. If you begin taking withdrawals too soon, you may limit the value of the GMWB rider. For example, you may not be able to increase your Guaranteed Withdrawal Balance and you may lose the potential for increases though step-ups and bonuses. If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

PURCHASING THE GMWB RIDER

You may elect the GMWB rider at the time you purchase a Contract or the rider may be added to an existing Contract provided:

•	the rider is available for sale in the state where the Contract is sold;
•	you limit the investment of your single premium payment and Contract Value to the Investment Strategy options we make available with the rider;
•	the Covered Person has attained age 20 and has not yet attained age 81; and
•	the Contract does not have a loan balance.

We reserve the right to refuse to issue the GMWB rider at our sole discretion.

GUARANTEED WITHDRAWAL BALANCE

The Guaranteed Withdrawal Balance is used to calculate the Guaranteed Withdrawal Amount and Lifetime Income Amount. Your Guaranteed Withdrawal Balance is not permitted to exceed $5 million. The initial Guaranteed Withdrawal Balance is equal to your premium, or if the GMWB rider is added after the Contract Date, the initial Guaranteed Withdrawal Balance is the Contract Value on the Rider Effective Date. The Guaranteed Withdrawal Balance may increase as a result of a bonus or step-up and it will decrease as a result of a withdrawal. (See “BONUS,” “STEP-UPS,” and “Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount”) The Guaranteed Withdrawal Balance is not a cash value or surrender value, is not available to the Owner, Annuitant or Beneficiary, is not a minimum return for any Subaccount, is not a guarantee of Contract Value, and may not be withdrawn as a lump sum.

GUARANTEED WITHDRAWAL AMOUNT

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero while the GMWB rider is in effect. The maximum Guaranteed Withdrawal Amount at any time is $250,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance.

LIFETIME INCOME AMOUNT

The Lifetime Income Amount is the amount we guarantee to be available each Contract Year, on and after the Lifetime Income Date, for withdrawal during the life of the Covered Person while the GMWB rider is in effect. We determine the initial Lifetime Income Amount on the Lifetime Income Date. The initial Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance at the time we make our determination. The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change on a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change on a Qualified Contract that removes the Covered Person from the Contract as an Owner.

Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or if total withdrawals during a Contract Year have already

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exceeded the Guaranteed Withdrawal Amount (referred to as “Excess Withdrawals”), we will automatically reset the Guaranteed Withdrawal Balance to equal the lesser of:

•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal.

Each time we reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount.

The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.

We do not recalculate your Guaranteed Withdrawal Amount when you make a withdrawal that is less than or equal to the Guaranteed Withdrawal Amount and total withdrawals during that Contract Year remain below or equal to the Guaranteed Withdrawal Amount.

Effect of Withdrawals on the Lifetime Income Amount. On or after the Lifetime Income Date, we will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount (also referred to as “Excess Withdrawals”). The Lifetime Income Amount will be automatically reset to equal the lesser of:

•	the Lifetime Income Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.

We do not recalculate your Lifetime Income Amount when you make a withdrawal that is less than or equal to the Lifetime Income Amount and total withdrawals during that Contract Year remain below or equal to the Lifetime Income Amount. In certain circumstances, however, we will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as Required Minimum Distributions. (See “REQUIRED MINIMUM DISTRIBUTIONS”)

Please note if you take any withdrawals before the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount (as long as the Guaranteed Withdrawal Balance has not reduced to zero) your Lifetime Income Amount may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

Remember:

•	Excess Withdrawals could reduce your Guaranteed Withdrawal Balance by substantially more than the actual amount of the withdrawal.
•	Excess Withdrawals may significantly reduce or eliminate future Guaranteed Withdrawal Amounts and Lifetime Income Amounts.

BONUS

We will increase the Guaranteed Withdrawal Balance at the end of each Contract Year during the GMWB rider’s bonus period if you take no withdrawals during that Contract Year. The bonus period is the first 10 Contract Years after the Rider Effective Date while the Covered Person is less than age 80. Each time you qualify for a bonus:

If the Guaranteed Withdrawal Balance was not previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by:

•	an amount equal to 5% of the single premium paid to the Contract if the rider is issued on the Contract Date; or
•	an amount equal to 5% of the initial Guaranteed Withdrawal Balance if this rider is added after the Contract Date.
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If the Guaranteed Withdrawal Balance was previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by an amount equal to 5% of the sum of the Guaranteed Withdrawal Balance immediately after the latest step-up or reset.

Each time we apply a bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount as follows:

•	The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus; and
•	The Lifetime Income Amount will equal the greater of the Lifetime Income Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus.

Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and consequently, will increase the rider charges (because such charges are based on a greater Guaranteed Withdrawal Balance). Further, bonuses may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount. Bonuses do not increase the Contract Value of the Contract.

STEP-UPS

If the Contract Value on any step-up date is greater than the Guaranteed Withdrawal Balance on that date, we will automatically increase (“step-up”) the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Upon a step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the current monthly rider charge percentage. (See “GMWB RIDER CHARGE”)

The Guaranteed Withdrawal Amount will equal the greater of:

•	the Guaranteed Withdrawal Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.

The Lifetime Income Amount will equal the greater of:

•	the Lifetime Income Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.

We reserve the right to increase the current monthly rider charge percentage up to 0.10%. If we decide to increase the current monthly rider charge percentage at the time of a step-up, you will receive advance notice and be given the opportunity to decline the automatic step-up. (See “GMWB RIDER CHARGE”)

The step-up dates occur only while the GMWB rider is in effect. For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012, the step-up dates occur on each of the 3rd, 6th, and 9th Contract Anniversaries after the Rider Effective Date. After the 9th Contract Anniversary, the step-up dates occur on each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary after the Rider Effective Date. For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after, the step-up dates occur on each Contract Anniversary after the Rider Effective Date up to and including the 30th Contract Anniversary after the Rider Effective Date. If you decline an automatic step-up, you will have the option to elect to step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent step-up dates. If you decide to step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic step-ups.

Please note that the automatic step-up may be of limited benefit if you intend to make a single premium payment that would cause your Contract Value to approach $5 million, since the Guaranteed Withdrawal Balance is not permitted to exceed $5 million.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

INVESTMENT STRATEGY

The Investment Strategy includes the Designated Subaccounts. If you elect the GMWB rider, you must allocate your Contract Value to one or more of the Designated Subaccounts available to you. As discussed below, the Designated Subaccounts that are available to you will vary based on your GMWB rider effective date. (See “AVAILABLE DESIGNATED SUBACCOUNTS”) You must choose one of these available Designated Subaccounts and your premium

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payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Designated Subaccounts you select. Contract Value will be rebalanced quarterly to maintain the current allocations. We selected the Designated Subaccounts to minimize the risk that your Contract Value will be reduced to zero because of guaranteed withdrawals before the Annuitant’s death, thereby requiring Kansas City Life to make settlement payments to you during the Settlement Phase.

This rider will remain in effect only if your premium and Contract Value are allocated at all times to one or more of the currently available Designated Subaccounts in accordance with the requirements of this rider. Solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Hermes Government Money Fund II Subaccount to be a Designated Subaccount. (See “AVAILABLE DESIGNATED SUBACCOUNTS”)

Unless you request otherwise, withdrawals will be taken in proportion to the Contract Value in the Subaccounts; you may specify the Subaccounts from which a withdrawal is to be made.

You should consult with your financial professional to assist you in determining which Designated Subaccount available with the GMWB rider is best suited for your financial needs and risk tolerance.

AVAILABLE DESIGNATED SUBACCOUNTS

You must allocate your entire Contract Value to one or more of the Designated Subaccounts that are available to you. Solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Hermes Government Money Fund II Subaccount to be a Designated Subaccount. On a quarterly basis, we will rebalance your entire Contract Value to the Subaccounts in accordance with the percentages specified in the Designated Subaccounts you elected.

Under our Dollar Cost Averaging Plan, you may elect to allocate your premium and Contract Value over time to one or more of the Designated Subaccounts that you have selected. If you elect the Dollar Cost Averaging Plan and you have elected the GMWB rider, transfers will occur on a monthly basis for a period you choose, ranging from 3 to 12 months.

We offer Designated Subaccounts with different risk profiles. You need to determine which Designated Subaccounts are best for you. You should consult with your financial adviser on this decision. Your financial adviser can help you determine which Designated Subaccounts are best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your financial adviser to determine if you should change Designated Subaccounts to keep up with changes in your personal circumstances. Your financial adviser can assist you in completing the proper forms to make a change to the Designated Subaccounts you have elected. You should not regard the Designated Subaccounts as investment advice. Kansas City Life bears no responsibility for your decision to select or change Designated Subaccounts.

For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012

You may allocate your premium and Contract Value among any of the Designated Subaccounts. Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.

The available Designated Subaccounts are:

•	American Funds Insurance Series® Managed Risk Asset Allocation Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Washington Mutual Investors FundSM – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth-Income Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk International Fund – Class P2 Shares
•	Fidelity® VIP Freedom 2010 PortfolioSM – Service Class 2
•	Fidelity® VIP Freedom 2015 PortfolioSM – Service Class 2
•	Fidelity® VIP Freedom 2020 PortfolioSM – Service Class 2
•	Fidelity® VIP Freedom Income PortfolioSM – Service Class 2
•	TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares

For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after

You may allocate your premium and Contract Value among any of the Designated Subaccounts. Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.

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The available Designated Subaccounts are:

•	American Funds Insurance Series® Managed Risk Asset Allocation Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Washington Mutual Investors FundSM – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth-Income Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk International Fund – Class P2 Shares
•	TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares

We periodically evaluate the Designated Subaccounts, and may add, remove, or substitute the Designated Subaccounts that are available to you.

We will notify you at least 30 days in advance of any substitution, removal, or change to a Designated Subaccount that you have selected. You should carefully review these notices. If a Designated Subaccount to which you have allocated some or all of your Contract Value is no longer available under the GMWB rider, you must transfer that Contract Value to a Designated Subaccount that is currently available in order to keep the rider in effect. If you do not wish to make such transfer, you may terminate the GMWB rider.

For more information regarding each Portfolio that we permit you to invest in through a Designated Subaccount, including information relating to that Fund’s investment objectives, policies and restrictions, and the risks of investing in that Fund, please see the “Kansas City Life, the Variable Account and the Funds” section of this Prospectus as well as the Fund’s prospectus. You can obtain a Prospectus containing more complete information on each of the Funds by contacting Variable Administration at 1-800-616-3670. You should read the Fund’s prospectus carefully before investing.

You may transfer your Contract Value among the Designated Subaccounts that are available to you, at any time, by Written Request. Any change will be effective on the date we receive your Written Request. You may not make transfers between the Designated Subaccounts and the Fixed Account. We will waive the restrictions defined in “Transfer Privilege” if the applicable transfer is required under the terms of the GMWB rider.

A Designated Subaccount may not perform as intended. Investment performance of your Contract Value could be better or worse than expected. One purpose of requiring you to invest in a Designated Subaccount is to limit Kansas City Life’s exposure under the GMWB rider. This is done by ensuring that your Contract Value is diversified and not concentrated in the riskiest Subaccounts. You should not purchase the GMWB rider if you wish to allocate your Contract Value in a non-diversified or highly aggressive manner.

The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

If you elect to purchase the GMWB rider you may invest your Contract Value only in the Designated Subaccounts we make available with this benefit.

REQUIRED MINIMUM DISTRIBUTIONS

For purposes of the GMWB rider, withdrawals considered Required Minimum Distributions are distributions within a calendar year that are intended to be paid to you as required by section 401(a)(9), section 403(b)(10), section 408(b)(3), or section 408A(c) of the Code.

Under our Required Minimum Distributions program, each withdrawal will be in an amount that we determine to be your Required Minimum Distribution under your Contract, considering only that Contract. Our calculation will be based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

You should discuss these matters with your tax adviser prior to electing the GMWB rider.

Each withdrawal under our Required Minimum Distributions program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Required Minimum Distributions program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable.

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We will not make any further withdrawals under our Required Minimum Distributions program if both the Contract Value and the Guaranteed Withdrawal Balance reduce to zero. We will make distributions as part of the GMWB rider’s Settlement Phase, however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Required Minimum Distributions provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our Required Minimum Distributions program will not be treated as Excess Withdrawals and will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.

SETTLEMENT PHASE

We automatically make settlement payments during the GMWB rider’s Settlement Phase. The Settlement Phase begins if total withdrawals during the Contract Year:

•	are equal to or less than the Guaranteed Withdrawal Amount; and
•	the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero.

During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional riders, terminate. We will not deduct any charge for the GMWB rider during the Settlement Phase.

At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies:

•	You may choose an amount that is equal to, or no greater than, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount. (See “Effect of Withdrawals on the Lifetime Income Amount”)
•	You may choose to continue to receive distribution payments under the Required Minimum Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. (See “REQUIRED MINIMUM DISTRIBUTIONS”) After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount.
•	We will make annual settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase.
•	After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. (See “Effect of Withdrawals on the Lifetime Income Amount”) We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Required Minimum Distribution program.

Any withdrawal you make under the GMWB rider before the Settlement Phase is a withdrawal from your Contract Value. We are only required to start using our own money to make payments when the GMWB rider Settlement Phase begins.

Withdrawals under the GMWB rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

DEATH BENEFITS

Death benefits before the Settlement Phase

If you die while the GMWB rider is in effect but before the Settlement Phase, the GMWB rider generally will terminate. This means Kansas City Life will make no more payments under this rider.

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However, if (i) you die while the GMWB rider is in effect but before the Settlement Phase, (ii) the sole Beneficiary is your surviving spouse, and (iii) your surviving spouse does not elect to take the death benefit under the terms of the Contract, the following will apply:

If:	Then the GMWB rider:
the Covered Person is no longer alive

•   Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.

•   Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.

•   Continues to impose the GMWB rider charge.

•   Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

the Covered Person is alive (e.g. if the Beneficiary is the Covered Person)

•   Continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of the death benefit, we will determine the initial Lifetime Income Amount on the first Contract Anniversary after the Covered Person has reached age 65.

•  Continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.

•   Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and either the Lifetime Income Amount or the Guaranteed Withdrawal Balance is still greater than zero.

•   Continues to impose the GMWB rider charge.

•   Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

Note that under Qualified Contracts other than IRAs, spousal continuation will not satisfy Required Minimum Distributions. Consult a tax adviser.

Death benefit during the Settlement Phase

If the Covered Person dies during the Settlement Phase, no death benefit under the Contract will be payable. The only death benefit we provide are the remaining settlement payments that may become due under the GMWB rider. Those payments will be made at least as rapidly as they were being paid before the death of the Covered Person. Additional restrictions may apply to Qualified Contracts in order to satisfy Required Minimum Distributions.

TERMINATION

Although the GMWB rider provides that you may not terminate the rider for five years from the Rider Effective Date, we are currently waiving this provision. Therefore, you may currently terminate your GMWB rider at any time.

In addition, there are circumstances under which your GMWB rider will terminate automatically. The GMWB rider will terminate upon the earliest of:

•	the date the Contract terminates for any reason; or
•	the date this rider is cancelled by you; or
•	the date a death benefit is payable upon the death of any Owner, unless the surviving spouse is the sole Beneficiary; or
•	the date a death benefit is payable upon the death of the Owner and the Beneficiary takes the death benefit under the terms of the Contract; or
•	the date a death benefit is payable upon the death of the Annuitant who is not the Owner; or
•	the date an annuity option under the Contract begins; or
•	the date the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero; or
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•	the date you change your allocation instructions or transfer Contract Value to an investment option other than to an Investment Strategy option.

Upon termination of the GMWB rider, your Guaranteed Withdrawal Balance will decline to zero, and we will not refund any GMWB rider charge that you previously paid. (See “GMWB RIDER CHARGE”) Before cancelling the GMWB rider or taking any other action that would cause the rider to terminate, such as allocating Contract Value to an investment option other than an Investment Strategy option, you should carefully consider your current and future need for the benefits provided by the rider.

GMWB RIDER CHARGE

We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider. The current GMWB rider charge is equal to 0.079% (0.95% annually) multiplied by the Guaranteed Withdrawal Balance. We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value. We do not deduct the rider charge during the GMWB rider’s Settlement Phase.

We reserve the right to increase the current monthly rider charge percentage on the effective date of each step-up. However, the current monthly rider charge percentage will never exceed 0.10% (1.20% annually).

The addition of the GMWB rider to a Contract may not always be in your interest since an additional charge is deducted monthly for this benefit and the Covered Person must attain age 65 and remain living for you to receive certain benefits. Furthermore, the GMWB rider limits the investment options otherwise available under the Contract, contains age caps and limitations on an Owner’s rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the payment options described in this Prospectus. You should carefully consider each of these factors before deciding if the GMWB rider is suitable for your needs, especially at older ages.

FEDERAL TAX ISSUES

The application of certain tax rules to the GMWB rider, particularly those rules relating to distributions from your Contract, are not entirely clear. In this regard, we intend to treat any amounts received by you under the GMWB rider during the Settlement Phase as annuity payments for tax purposes. However, we intend to treat the payments made to you prior to the Settlement Phase or to our establishing an annuity date, as withdrawals for tax purposes. (See “FEDERAL TAX STATUS”) In view of this uncertainty, you should consult a tax adviser before purchasing a GMWB rider.

The value of the GMWB rider may need to be included in calculating Required Minimum Distributions under Qualified Contracts. Consult a tax adviser.

THE FIXED ACCOUNT

You may allocate some or all of the premium and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See “TRANSFERS FROM FIXED ACCOUNT”) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee the amount of premium paid plus guaranteed interest and less applicable deductions.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses still apply.

Guaranteed and Current Interest Rates

There are two interest rates that are applicable to the Fixed Account – the guaranteed interest rate and the current interest rate. The actual rate credited to the Fixed Account Value is the greater of the guaranteed interest rate and the current interest rate.

Guaranteed interest rate for Contracts issued on or after May 31, 2011, if approved in your state. The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value. We guarantee that this rate will be at least 1% but not more than 3% per year.

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We determine the guaranteed interest rate on your Contract Date and on each Redetermination Date thereafter. The guaranteed interest rate will be in effect from the Contract Date until the first Redetermination Date, and thereafter, from each Redetermination Date until the next Redetermination Date.

The redetermined guaranteed interest rate for the Fixed Account is based on the 5-year Constant Treasury Maturity monthly average rate for November of the previous calendar year published by the Federal Reserve (the “Treasury Rate”). The redetermined guaranteed interest rate for the Fixed Account will be calculated as the Treasury Rate rounded to the nearest five-hundredths of one percent (0.05%) reduced by 1.25%, and will be at least 1% and not more than 3% annually. We will notify you when your guaranteed interest rate is redetermined.

Guaranteed interest rate for Contracts issued before May 31, 2011 and for Contracts issued on and after May 31, 2011 where the guaranteed interest rate described above has not been approved by your state. The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value. The guaranteed interest rate is 3% per year.

Current Interest Rate. We may credit a current interest rate in excess of the guaranteed interest rate. Current interest rates are influenced by, but do not necessarily correspond to, prevailing market interest rates. We will determine current interest rates at our discretion. You assume the risk that the interest rate we credit may not exceed the guaranteed interest rate. Since we anticipate changing the current interest rate from time to time, we may credit different allocations with different current interest rates, based upon the date amounts are allocated to the Fixed Account. We will not change the current interest rate credited to funds in the Fixed Account more often than once each year.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first out (“LIFO”) basis. We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).

CALCULATION OF FIXED ACCOUNT VALUE

On the Contract Date, the Fixed Account Value is equal to the portion of the premium allocated to the Fixed Account.

On each Valuation Day thereafter, the Fixed Account Value is equal to:

•	Fixed Account Value on the preceding Valuation Day; plus
•	amounts allocated or transferred to the Fixed Account; plus
•	interest credited; less
•	amounts deducted, transferred, or surrendered from the Fixed Account since the preceding Valuation Day, including any interest.

TRANSFERS FROM FIXED ACCOUNT

We allow one transfer each Contract Year from the Fixed Account. During the first eight Contract Years, the amount transferred from the Fixed Account may not exceed the greatest of:

•	25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250, in which case we will transfer the entire amount); or
•	the amount transferred out of the Fixed Account in the prior Contract Year; or
•	$2,000 (or the unloaned Fixed Account Value, if less).

Beginning in the 9th Contract Year, there is no limitation on the amount transferred from the Fixed Account.

Because of the transfer limitations during the first eight Contract Years, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account. You should carefully consider whether the Fixed Account meets your investment criteria.

DELAY OF PAYMENT

We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive Written Notice for a partial surrender, full surrender, or transfer. If we do not make the payment within 30 days after we receive the documentation required to complete the transaction, we will add 3% interest to the amount paid from the date we receive documentation. Some states may require that we pay interest on periods of delay less than 30 days and some states may require us to pay an interest rate higher than 3% when we delay payment Proceeds.

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PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract. Payment options are available for use with various types of Proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.

The Contract ends on the Maturity Date and we will pay the Proceeds to the payee under the payment option selected. The amount we apply to the payment option will vary depending upon which payment option you select. If you elect a Life Payment Option (Options 4 and 5 described below), we will apply the full Contract Value to that option. If you elect a Non-Life Payment Option (Options 1, 2, and 3 described below) or you have elected to receive a lump sum payment, we will apply the Cash Surrender Value. If you have not filed an election of a payment option with us on the Maturity Date, we will pay the Contract Proceeds as a life annuity with payments guaranteed for ten years.

You may also apply Contract Proceeds under a payment option prior to the Maturity Date. If you elect a Life Payment Option, we will apply the full Contract Value. If you elect a Non-Life Payment Option or a lump sum payment, we will apply the Cash Surrender Value.

You must apply 100% of the Contract Proceeds to a payment option. You may allocate your Contract Proceeds among a lump sum payment and one Life or Non-Life Payment Option.

The Beneficiary may also apply a death benefit (upon the Annuitant’s death) under a payment option.

Naming different persons as Owner and Annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it. Use care when naming Owners, Annuitants and Beneficiaries, and consult your registered representative if you have questions.

We will deduct any premium tax applicable from Proceeds at the time payments start. In order for us to pay Proceeds under a payment option or a lump sum, the Contract must be surrendered.

We describe the payment options available below. The term “payee” means a person who is entitled to receive payment under that option.

If we have options or rates available on a more favorable basis than those guaranteed at the time a payment option is elected, the more favorable benefits will apply.

Annuity payments may be less than withdrawal amounts guaranteed under the GMWB rider, and the GMWB rider may not be suitable for Contract Owners who plan to annuitize.

ELECTION OF OPTIONS

You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living. If the payee is not the Owner, we must provide our consent for the election of a payment option. If an election is not in effect at the Annuitant’s death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the Annuitant’s death.

An election of a payment option and any revocation or change must be made by Written Notice. Proceeds of at least $2,000 are required for all payment options. You may not elect an option if any periodic payment under the election would be less than $50. We may make payments less frequently so that each payment is at least $50. Subject to this condition, we will make payments annually or monthly at the end of such period.

DESCRIPTION OF OPTIONS

Option 1: Interest Payments. We will make guaranteed interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate per year. We may pay additional interest annually. The Proceeds and any unpaid interest may be withdrawn in full at any time.

Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid. We will pay interest on the Proceeds at the guaranteed rate per year. We may pay additional interest. The present value of any unpaid installments may be withdrawn at any time.

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Option 3: Installments for a Specified Period. We will pay the Proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the Proceeds at the guaranteed rate per year. We may also pay additional interest. The present value of any unpaid installments may be withdrawn at any time.

Option 4: Life Income. We will pay an income during the payee’s lifetime. A minimum guaranteed payment period may be chosen. Another form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied. If no minimum guaranteed payment period is chosen, it is possible for an Annuitant who dies after the first payment to receive only one annuity payment.

Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living. A minimum guaranteed payment period of ten years may be chosen.

Choice of Options: You may choose an option by Written Notice during the Annuitant’s lifetime. If an option for payment of Proceeds is not in effect at the Annuitant’s death, the Beneficiary may make a choice.

If you have a Qualified Contract, not all options will satisfy required minimum distribution requirements, particularly as those rules apply to your designated beneficiary after your death. For deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must now complete their distributions within ten years of the death in order to satisfy required minimum distribution rules. Consult a tax advisor before electing an annuity income option under a Qualified Contract. If you elect Options 2 or 3 and withdraw the unpaid installments, our obligation under the payment option will end.

FEDERAL TAX STATUS

INTRODUCTION

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

TAXATION OF NON-QUALIFIED CONTRACTS

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any annual increases of the Contract Value. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over the Owner’s investment in the Contract (generally, the premium or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59½;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary.
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Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax. A similar penalty tax, and additional exceptions, may apply to Qualified Contracts.

Medicare Tax. Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Death Benefit Options. It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you. Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the owner, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Further Information. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible premium paid by or on behalf of any individual. In many cases, the “investment in the contract” under a Qualified Contract can be zero.

Individual Retirement Accounts (IRAs), as defined in sections 219 and 408 of the Code, permit individuals to make annual contributions in 2023 of up to the lesser of $6,500 (or $7,500 if you are age 50 or over) or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending

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on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit provisions in the Contract comports with IRA qualification requirements. The value of the enhanced death benefits may need to be considered in calculating minimum required distributions.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation, in 2023 up to $15,500 (or $19,000 if you are age 50 or over). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning in the year in which the conversion was made.

Corporate pension and profit-sharing plans under section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant, or both, may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply. The Contract includes a death benefit that in some cases may exceed the greater of the premium payment or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. Other exceptions may be applicable under certain circumstances. For Contracts issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply. The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser. If your Contract was issued pursuant to a section 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other section 403(b) contracts or accounts you have under the section 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

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Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

The SECURE Act and SECURE 2.0 Act were passed as part of the comprehensive government appropriations bills in 2019 and 2022, respectively (referred to collectively as the “SECURE Act”). The SECURE Act makes significant changes to laws affecting retirement plans, including the required minimum distributions (RMD) rules. In particular,

•	The SECURE Act limits the availability of the “stretch” feature for non-spouse beneficiaries of IRAs and defined contribution retirement plans. Most non-spouse beneficiaries will no longer be able to satisfy the RMD rules with lifetime distributions but will have to take their distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include surviving spouses, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020.
•	The age on which RMDs generally must begin is based on the individual’s applicable age. If the individual attains (1) age 70½ before 2020, the applicable age is 70½; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

Taxable “eligible rollover distributions” from section 401(a) plans and section 403(b) annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, to an employee (or employee’s spouse or former spouse as Beneficiary or alternate payee), distributions in a specified annuity form, or hardships distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Distributions that are rolled over from an IRA to another IRA within 60 days are not immediately taxable; however, only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss in detail the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate-planning adviser for more information.

Under certain circumstances, the Code may impose a generation-skipping transfer tax (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate

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applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

annuity Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

SALE OF THE CONTRACTS

We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts. Sunset Financial will enter selling agreements with other broker-dealers (“selling firms”) that in turn may sell the Contracts through their registered representatives.

We pay commissions to selling firms for the sale of the Contracts by registered representatives as well as selling firms. Selling firms will receive commissions of up to 6.00% of premiums paid. In addition, we may pay an asset-based commission of an amount up to 0.20% in years two and beyond. Additional amounts may be paid in certain circumstances. Sunset Financial does not retain any override as principal underwriter for the Contracts.

We and/or Sunset Financial may pay certain selling firms additional amounts for: (1) “preferred product” treatment of the Contracts in their marketing programs, which may include marketing services and increased access to their registered representatives; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; and (4) other sales expenses incurred by them. We and/or Sunset Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including the Contract). These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Under the Distribution Agreement with Sunset Financial, we pay the following sales expenses: deferred compensation and insurance benefits of registered persons of Sunset Financial; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Sunset Financial’s operating and other expenses. Because they are also appointed insurance agents of Kansas City Life, some registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Hermes Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements. All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the

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Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

Commissions and other incentives or payment described above are not charged directly to Owners or the Variable Account. However, commissions and other incentives or payments described above are reflected in the fees and charges that Owners do pay directly or indirectly.

LEGAL PROCEEDINGS

The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, is not likely to have a material adverse effect on the Variable Account or the ability of the Company to meet its obligations under the Contract.

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed. Currently the New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday.

Change of Address Notification

To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses. Kansas City Life may also call you to verify the change of address.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in the Statement of Additional Information:

•	consolidated balance sheets as of December 31, 2022 and 2021; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2022.

The following financial statements for the Variable Account are included in the Statement of Additional Information:

•	statement of net assets as of December 31, 2022; and
•	related statement of operations for the period or year ended December 31, 2022, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2022, and financial highlights for each of the periods or years in the five-year period ended December 31, 2022.

Kansas City Life’s financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life’s financial statements only as an indication of Kansas City Life’s ability to meet its obligations under the Contracts. Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts. To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets. You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value. Factors that may affect the overall default rate on and fair value of Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants. Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments. However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

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APPENDIX A – PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT

The following is a list of Portfolio Companies available under the Contract. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://pex.broadridge.com/funds.asp?cid=kclife. You can also request this information at no cost by calling us at (800)-616-3670 or by sending an email request to statecompliance@kclife.com.

The current expenses and performance information below reflects the fees and expenses of the Portfolio Companies but do not reflect the other fees and charges that the Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2022)
			1 year	5 year	10 year
Capital growth	AIM Variable Insurance Funds Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)).	0.86%	-31.11%	7.66%	11.64%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)).	0.80%	-20.55%	6.19%	8.30%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)).	0.98%	-39.95%	6.31%	10.46%
Capital growth	American Century Variable Portfolios, Inc. VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).	0.92% [i]	-28.11%	7.91%	10.25%
Capital growth by investing in common stocks (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Disciplined Core Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.71%	-12.74%	6.85%	10.63%
Capital growth	American Century Variable Portfolios, Inc. VP International Fund – Class I (Manager: American Century Investment Management, Inc.).	1.10% [i]	-24.75%	2.32%	4.95%
Long-term capital growth (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.86%	-1.19%	6.76%	11.01%
Long-term capital growth	American Century Variable Portfolios, Inc. VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).	0.76% [i]	-32.38%	11.10%	14.12%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2022)
			1 year	5 year	10 year
Long-term capital growth (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.73% [i]	0.54%	7.85%	10.59%
Long-term total return using a strategy that seeks to protect against U.S. inflation	American Century Variable Portfolios II, Inc. VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).	0.77%	-13.08%	1.38%	0.67%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term	American Funds Insurance Series® Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.55%	-13.41%	5.33%	8.10%
Provide a level of current income that exceeds the average yield on U.S. stocks generally and provide a growing stream of income over the years. Providing growth of capital is a secondary objective	American Funds Insurance Series® Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.52% [i]	-7.13%	4.09%	-
Provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	American Funds Insurance Series® Capital World Bond Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.72%	-17.70%	-1.77%	-0.50%
Long-term growth of capital	American Funds Insurance Series® Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.66% [i]	-24.74%	7.06%	10.15%
Achieve long-term growth of capital and income	American Funds Insurance Series® Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.53%	-16.50%	7.83%	11.54%
Long-term capital appreciation	American Funds Insurance Series® New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.82% [i]	-22.10%	2.32%	4.27%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2022)
			1 year	5 year	10 year
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.90% [i]	-13.97%	2.83%	5.69%
Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Washington Mutual Investors FundSM – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.88% [i]	-9.16%	2.08%	-
Growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.94% [i]	-24.88%	6.31%	-
Achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.87% [i]	-16.93%	4.06%	-
Provide long-term growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	1.11% [i]	-15.54%	-2.60%	-
The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Variable Investment Fund Appreciation Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Fayez Sarofim Co., LLC (Sarofim & Co.)).	0.83%	-18.06%	10.31%	11.10%
The fund seeks capital growth.	BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.).; Sub-Investment Advisor: Newton Investment Management North America, LLC	0.82%	-16.62%	2.79%	9.46%
52

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2022)
			1 year	5 year	10 year
The fund seeks to match the total return of the S&P 500® Index.	BNY Mellon Stock Index Fund, Inc. – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.).; Sub-Investment Advisor: Mellon Investments Corporation	0.26%	-18.31%	9.14%	12.28%
The fund seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Newton Investment Management Limited).	0.68% [i]	-22.87%	9.33%	11.36%
High long-term total return through growth and current income	Calamos® Advisors Trust, Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).	1.34%	-19.07%	7.63%	8.35%
Growth of capital	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.07% [i]	-31.01%	6.78%	9.89%
Long-term capital appreciation	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.21% [i]	-31.86%	14.35%	18.39%
Long-term capital growth	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.10% [i]	-14.93%	4.38%	9.12%
Achieve high current income and moderate capital appreciation	Federated Hermes Insurance Series Federated Hermes Managed Volatility Fund II – P (Manager: Federated Hermes Global Investment Management Corp.; Sub-Adviser: Federated Hermes Investment Management Company).	0.95%	-13.75%	2.56%	5.38%
Seek high current income	Federated Hermes Insurance Series Federated Hermes High Income Bond Fund II – P (Manager: Federated Hermes Investment Management Company).	0.81% [i]	-11.78%	1.59%	3.58%
Provide current income consistent with stability of principal and liquidity	Federated Hermes Insurance Series Federated Hermes Government Money Fund II – S (Manager: Federated Hermes Investment Management Company).	0.63% [i]	1.16%	0.85%	0.46%
53

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2022)
			1 year	5 year	10 year
Long-term capital appreciation	Fidelity® Variable Insurance Products Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors: FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).	0.85%	-26.49%	8.39%	11.15%
High total return (Principal preservation is a secondary objective)	Fidelity® Variable Insurance Products Freedom Income Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.60%	-12.26%	1.69%	2.89%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2010 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.65%	-13.66%	2.55%	4.68%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2015 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.69%	-14.79%	3.04%	5.26%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2020 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.73%	-15.97%	3.47%	5.79%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2025 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.76%	-16.64%	3.84%	6.51%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2030 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.79%	-17.09%	4.34%	7.22%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2035 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.84%	-17.89%	5.12%	8.11%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2040 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.88%	-18.41%	5.62%	8.44%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2045 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.88%	-18.42%	5.63%	8.51%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2050 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.88%	-18.47%	5.61%	8.53%
54

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2022)
			1 year	5 year	10 year
High total return	Franklin Templeton Variable Insurance Products Trust, Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).	1.25% [i]	-25.92%	0.48%	3.15%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).	1.09%	-33.52%	7.34%	10.18%
Long-term capital appreciation	Franklin Templeton Variable Insurance Products Trust, Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd.).	1.37% [i]	-21.70%	-1.40%	1.28%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).	1.09% [i]	-7.39%	-1.73%	1.72%
Capital appreciation (Achieving current income by investing primarily in equity securities is a secondary objective)	LVIP JPMorgan Mid Cap Value Fund – Standard Class Shares (Formerly JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares) (Manager: Lincoln Investment Advisors Corporation).	0.73%	-8.16%	6.00%	9.98%
Capital growth over the long term	LVIP JPMorgan Small Cap Core Fund – Standard Class Shares (Formerly JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares) (Manager: Lincoln Investment Advisors Corporation).	0.76%	-19.35%	4.07%	9.59%
Provide high total return from a portfolio of selected equity securities	LVIP JPMorgan U.S. Equity Fund – Standard Class Shares (Formerly JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares) (Manager: Lincoln Investment Advisors Corporation).	0.67%	-18.69%	10.25%	13.21%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Growth Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.74% [i]	-31.63%	9.57%	13.05%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Research Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.79% [i]	-17.21%	8.90%	11.68%
55

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2022)
			1 year	5 year	10 year
Total return with an emphasis on current income, but also considering capital appreciation	MFS® Variable Insurance Trust, MFS® Total Return Bond Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.53% [i]	-13.93%	0.19%	1.39%
Total return	MFS® Variable Insurance Trust, MFS® Total Return Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.61% [i]	-9.58%	5.18%	7.34%
Total return	MFS® Variable Insurance Trust, MFS® Utilities Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.78% [i]	0.76%	9.00%	8.63%
Total return with an emphasis on high current income, but also considering capital appreciation	MFS® Variable Insurance Trust II MFS® Income Portfolio – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.75%[i]	-13.71%	0.73%	2.06%
Provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.76%	-11.85%	1.76%	3.13%
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.74%	-13.73%	1.77%	3.77%
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.75%	-13.35%	1.92%	3.72%

i Denotes Fund Portfolio and their investment adviser have entered into temporary expense reimbursements and/or fee waivers. See the prospectus for the Fund Portfolio for further information

56

If you elect the Five PlusSM Guaranteed Minimum Withdrawal Benefit you must allocate your premiums and Contract Value among the Designated Subaccounts on and after the rider effective date. Allocation percentages must be whole percentages only and the total allocation percentages in the Designated Subaccounts must equal 100%.

The table below lists available Subaccounts by Rider Effective Date.

Designated Subaccount	GMWB Rider with a Rider Effective Date before May 29, 2012	GMWB Rider with a Rider Effective Date of May 29, 2012, or after
American Funds Insurance Series® Managed Risk Asset Allocation Fund – Class P2 Shares	✓	✓
American Funds Insurance Series® Managed Risk Washington Mutual Investors FundSM – Class P2 Shares	✓	✓
American Funds Insurance Series® Managed Risk Growth Fund – Class P2 Shares	✓	✓
American Funds Insurance Series® Managed Risk Growth-Income Fund – Class P2 Shares	✓	✓
American Funds Insurance Series® Managed Risk International Fund – Class P2 Shares	✓	✓
Fidelity® VIP Freedom 2010 PortfolioSM – Service Class 2	✓
Fidelity® VIP Freedom 2015 PortfolioSM – Service Class 2	✓
Fidelity® VIP Freedom 2020 PortfolioSM – Service Class 2	✓
Fidelity® VIP Freedom Income PortfolioSM – Service Class 2	✓
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	✓	✓
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	✓	✓
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	✓	✓
57

APPENDIX B – GMWB Rider Examples

The following examples provide hypothetical illustrations of the benefits provided under the GMWB rider. These illustrations are not representative of future performance under your Contract. Actual values may be higher or lower than the amounts shown.

Example 1. Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up Dates, so there is no step-up and the Covered Person survives at least 31 years from the Rider Effective Date.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$5,000A	N/A	$0	$5,000B	$100,000A
2	5,250	N/A	0	5,000	105,000C
3	5,500	N/A	0	5,000	110,000
4	5,750	N/A	0	5,000	115,000
5	6,000	N/A	0	5,000	120,000
6	6,250	N/A	0	5,000	125,000
7	6,500	N/A	0	5,000	130,000
8	6,750	N/A	0	5,000	135,000
9	7,000	N/A	0	5,000	140,000
10	7,250	N/A	0	5,000	145,000
11	7,500	$7,500D	7,500	0	150,000
12	7,500	7,500	7,500	0	142,500
13	7,500	7,500	7,500	0	135,000
14	7,500	7,500	7,500	0	127,500
15	7,500	7,500	7,500	0	120,000
20	7,500	7,500	7,500	0	82,500
25	7,500	7,500	7,500	0	45,000
30	7,500	7,500	7,500	0	7,500
31	0	7,500	7,500	0	0

A The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (0.05 x $100,000 = $5,000).

B There is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the single premium (0.05 x $100,000 = $5,000).

C Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (0.05 X $105,000 = $5,250).

D The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (0.05 X $150,000 = $7,500). As long as you limit your future annual withdrawals to the Lifetime Income Amount of $7,500, the GMWB guarantees you annual payments of that amount for the rest of your life, no matter how long you live, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

58

Example 2. Assume a single premium of $100,000 at age 63, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$5,000	N/A	$5,000	$102,000	$100,000
2	5,000	N/A	5,000	103,828	95,000
3	5,000	$4,500A	5,000	105,781B	90,000
4	5,289C	5,289C	5,289	94,946	105,781B
5	5,289	5,289	10,000D	79,898	100,492
6	3,995D	3,995D	3,995	75,213	79,898D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $90,000 = $4,500). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $105,781.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,500) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount. Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995).

59

Example 3. Assume the rider was issued on the Contract Date, and assume a single premium of $50,000 at Covered Person’s age 50, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$2,500	N/A	$0	$2,500	$51,870	$50,000
2	2,625	N/A	0	2,500	50,003	52,500
3	2,750	N/A	0	2,500	52,961A	55,000
4	2,875	N/A	0	2,500	54,311	57,500
5	3,000	N/A	10,000B	0	46,748B	60,000
6	2,337B	N/A	0	2,337C	45,741A	46,748B
7	2,454	N/A	0	2,337	49,579	49,085
8	2,571	N/A	0	2,337	49,280	51,422
9	2,687	N/A	0	2,337	52,609A	53,759
10	2,804	N/A	0	2,337	55,031A	56,096

A The Contract Value on the eligible step-up dates shown (3rd, 6th, 9th, 10th Contract Anniversaries), is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000. Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($46,748) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset. The Lifetime Income Amount has not been calculated yet so it will not be reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

60

Example 4. Assume the rider was issued on the Contract Date, and assume a single premium of $200,000 at Covered Person’s age 75, and withdrawals equal to the Lifetime Income Amount begin in year 1. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$10,000	$10,000	$10,000	$0	$176,476	$200,000
2	10,000	10,000	10,000	0	151,890	190,000
3	10,000	10,000	10,000	0	126,478	180,000
4	10,000	10,000	10,000	0	100,396	170,000
5	10,000	10,000	10,000	0	84,307	160,000
6	10,000	10,000	10,000	0	61,597	150,000
7	10,000	10,000	10,000	0	49,438	140,000
8	10,000	10,000	10,000	0	31,299	130,000
9	10,000	10,000	10,000	0	19,448	120,000
10	10,000	10,000	10,000	0	17,308	110,000
11	10,000	10,000	10,000	0	6,529	100,000
12	10,000	10,000	10,000	0	0A	90,000A
13	10,000	10,000	10,000	0	0	80,000
14	10,000	10,000	10,000	0	0	70,000
15	10,000	10,000	10,000	0	0	60,000
16	10,000	10,000	10,000	0	0	50,000
17	10,000	10,000	10,000	0	0	40,000
18	10,000	10,000	10,000	0	0	30,000
19	10,000	10,000	10,000	0	0	20,000
20	10,000	10,000	10,000	0	0	10,000
21+	0B	10,000B	10,000	0	0	0B

A During year 12, the Lifetime Income Amount withdrawal causes the Contract Value to reduce to zero. At that time, the Guaranteed Withdrawal Balance and the Lifetime Income Amount are both greater than zero and the Contract enters the Settlement Phase. No rider charge will be deducted. All other rights and benefits under the Contract terminate.

B The Lifetime Income Amount continues to be available as long as the Covered Person remains alive, even when the Guaranteed Withdrawal Balance reduces to zero.

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Example 5. Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 5. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$5,000	N/A	$0	$5,000A	$100,000
2	5,250	N/A	0	5,000	105,000
3	5,500	N/A	0	5,000	110,000
4	5,750	N/A	0	5,000	115,000
5	6,000	N/A	6,000B	0	120,000
6	6,000	N/A	6,000	0	114,000B
7	6,000	N/A	6,000	0	108,000
8	6,000	N/A	6,000	0	102,000
9	6,000	N/A	6,000	0	96,000
10	6,000	N/A	6,000	0	90,000
11	6,000D	$4,200C	4,200D	0	84,000
12	6,000	4,200	4,200	0	79,800
13	6,000	4,200	4,200	0	75,600
14	6,000	4,200	4,200	0	71,400
15	6,000	4,200	4,200	0	67,200

A There is no withdrawal during the first five Contract Years so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus is equal to 5% of the premium (0.05 X $100,000 = $5,000).

B There are withdrawals equal to the Guaranteed Withdrawal Amount ($6,000) beginning in year 5. These withdrawals do not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,000 - $6,000 = $114,000).

C The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $84,000 = $4,200). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

D At the Covered Person’s age 65, the Guaranteed Withdrawal Amount and the Lifetime Income Amount are not equal. The Guaranteed Withdrawal Amount of $6,000 can continue to be taken until the Guaranteed Withdrawal Balance reduces to zero. Or the Lifetime Income Amount of $4,200 can be taken as long as the Covered Person is alive. This example shows Lifetime Income Amount withdrawals beginning at age 65.

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Example 6. Assume a single premium of $100,000 at age 64 with a Rider Effective Date of June 1, 2012, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 2, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$5,000	$94,523	$100,000
2	0	5,000	$4,750A	5,000	102,971 B	95,000
3	0	5,148 C	5,148C	5,148	97,001	102,971B
4	0	5,148	5,148	5,148	91,854	97,823
5	0	5,148	5,148	10,000D	77,867	92,675
6	0	3,893D	3,893D	3,893	71,398	77,867D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $95,000 = $4,750). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 2, the Contract Value in this example, $102,971 is greater than the Guaranteed Withdrawal Balance ($95,000 - $5,000 = $90,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $102,971.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,750) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount. Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($77,867) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($92,675 - $10,000 = $82,675). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893).

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Example 7. Assume the rider was issued on the Contract Date, June 1, 2012, and assume a single premium of $50,000 at Covered Person’s age 50, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$50,000	$2,500	N/A	$0	$2,500	$47,300A	$50,000
2	0	2,625	N/A	0	2,500	49,671A	52,500
3	0	2,750	N/A	0	2,500	51,802A	55,000
4	0	2,875	N/A	0	2,500	52,711A	57,500
5	0	3,000	N/A	10,000B	0	45,326B	60,000
6	0	2,266B	N/A	0	2,266C	45,141A	45,326B
7	0	2,379	N/A	0	2,266	46,151 A	47,592
8	0	2,492	N/A	0	2,266	47,128 A	49,858
9	0	2,606	N/A	0	2,266	52,009A	52,124
10	0	2,719	N/A	0	2,266	53,982A	54,390

A The Contract Value on the contract anniversary is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000. Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($45,326) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset. The Lifetime Income Amount has not been calculated yet so it will not be reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $45,326 = $2,266).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $45,326= $2,266).

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To learn more about the Contract, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus. For a free copy of the SAI and to request other information about the Contract, please write to Us at Our Variable Administration Department, P.O. Box 219364, Kansas City, Missouri, or call Us at (800)-616-3670.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Contract. Information about Us and the Contract (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by electronic request at the email address maintained by the SEC (publicinfo@sec.gov). Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Investment Company Act of 1940 Registration File No. 811-08994

Contract Identifier C000088753

3520 Broadway
Kansas City, Missouri 64111

Kansas City Life’s Century II Variable Product Series is distributed by Sunset Financial Services, Inc., a wholly owned subsidiary of Kansas City Life Insurance Company.

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Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Annuity Separate Account

Individual Single Premium Deferred Variable Annuity Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for an individual single premium deferred variable annuity contract ("Contract") we offer.  This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information.  Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2023.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

KANSAS CITY LIFE AND THE VARIABLE ACCOUNT
KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.
We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
We established the Variable Account as a separate investment account under Missouri law on January 23, 1995.  This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for other purposes as permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contract invest in shares of corresponding Fund Portfolios.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.
ADDITIONAL CONTRACT PROVISIONS
THE CONTRACT
The entire Contract is made up of the contract and the application.  The statements made in the application are deemed representations and not warranties.  We cannot use any statement to deny a claim or to void the Contract unless it is in the application and we attach a copy of the application to the Contract at issue.
INCONTESTABILITY
We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date of the Contract.
MISSTATEMENT OF AGE OR SEX
If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the Proceeds would have purchased at the correct age and sex.
If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% (compounded annually) will be a debt against the Contract.  If you do not repay this amount, we will reduce future payments accordingly.
If an underpayment is made because of an error in age or sex, we will calculate any annuity payments at the correct age and sex and we will adjust future payments.  We will pay the underpayment with interest at 3% (compounded annually) in a single sum.
NON-PARTICIPATION
The Contract is not eligible for any dividends and will not participate in our surplus earnings.
TAX STATUS OF THE CONTRACTS
Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.
Diversification Requirements.  The Internal Revenue Code (“Code”) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts

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to be treated as annuity contracts for federal income tax purposes.  It is intended that the Variable Account, through each Portfolio of the Funds, will satisfy these diversification requirements.
Owner Control.  In certain circumstances, owners of variable annuity contracts have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets.  When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets.  There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate premium and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings.  While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.
Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract.  Specifically, section 72(s) requires that:  (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.  These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death.  The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.  However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.
The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued.  We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Other rules may apply to Qualified Contracts.
CONTROL OF THE CONTRACT
OWNERSHIP
The Annuitant is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your Contract.  These rights and privileges end at the Annuitant’s death.
The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.
CHANGE OF OWNERSHIP
You may change the ownership of this Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.  We may require that the Contract be submitted for endorsement to show the change.
Certain federal income tax consequences may apply to a change of ownership on Non-Qualified Contracts.  You should consult with your tax adviser before requesting any changes of ownership on a Non-Qualified Contract.
ASSIGNMENT
An assignment is a transfer of some or all of your rights under this Contract.  No assignment will be binding on us unless made in writing and filed at our Home Office.  We assume no responsibility for the validity or effect of any assignment.
Certain federal income tax consequences may apply to an assignment.  You should consult with your tax adviser before requesting an assignment.

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BENEFICIARY
The Beneficiary is shown on the application or in the last Beneficiary designation filed with us.  Death benefit Proceeds will be paid to the Beneficiary except as provided in this section.
If any Beneficiary dies before the Annuitant, that Beneficiary’s interest will pass to any other Beneficiaries according to their respective interest.
If all Beneficiaries die before the Annuitant, we will pay death benefit Proceeds to you, if living, otherwise to your estate or legal successors.
Unless you have waived the right to do so, you may change the Beneficiary by filing a Written Notice in a form satisfactory to us.  In order to be effective, the Written Notice for change of Beneficiary must be signed while your Contract is in force and the Annuitant is living.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.
The interest of any Beneficiary will be subject to:
•	any assignment of this Contract which is binding on us; and
•	any optional settlement agreement in effect at the Annuitant’s death.
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT
We will pay death benefit Proceeds as though the Beneficiary died before the Annuitant if:
•	the Beneficiary dies at the same time as or within 15 days of the Annuitant’s death; and
•	we have not paid the Proceeds to the Beneficiary within this 15-day period.
SALE OF THE CONTRACTS
We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”).  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker‑dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (“1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial will enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with broker-dealers who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2020	$141,542.93	$141,542.93
2021	$171,955.97	$171,955.97
2022	$153,481.00	$153,481.00
* Includes sales compensation paid to registered persons of Sunset Financial.

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CALCULATION OF YIELDS AND TOTAL RETURNS
From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount.  Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").
Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios.  The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract.  Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.
FEDERATED HERMES GOVERNMENT MONEY FUND II SUBACCOUNT YIELDS
From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Hermes Government Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Hermes Government Money Fund II or on its portfolio securities.
This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Federated Hermes Government Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.
The net change in account value reflects:
•	net income from the Federated Hermes Government Money Fund II attributable to the hypothetical account; and
•	charges and deductions imposed under the Contract which are attributable to the hypothetical account.
The charges and deductions include the per unit charges for the hypothetical account for:
•	the annual administration fee,
•	the asset-based administration charge, and
•	the mortality and expense risk charge.
For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $30 annual administration fee deducted at the beginning of each Contract Year and an assumed account size equal to the Subaccount’s average account size.
Because of the charges and deductions imposed under the Contract, the yield for the Federated Hermes Government Money Fund II Subaccount will be lower than the yield for the Federated Hermes Government Money Fund II.
The current and effective yields on amounts held in the Federated Hermes Government Money Fund II Subaccount normally will fluctuate on a daily basis.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  The Federated Hermes Government Money Fund II Subaccount's actual yield is affected by:
•	changes in interest rates on money market securities;
•	average portfolio maturity of the Federated Hermes Government Money Fund II;
•	the types and quality of portfolio securities held by the Federated Hermes Government Money Fund II; and
•	the Federated Hermes Government Money Fund II's operating expenses.
Yields on amounts held in the Federated Hermes Government Money Fund II Subaccount may also be presented for periods other than a seven-day period.
OTHER SUBACCOUNT YIELDS
From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Hermes Government Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.
The yield is computed by:

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•	dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by
•	the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by
•	compounding that yield for a six-month period; and by
•	multiplying that result by two. Expenses attributable to the Subaccount include the annual administration fee, asset-based administration charge, and mortality and expense risk charge.
The yield calculation assumes an annual administration fee of $30 per year per Contract deducted at the beginning of each Contract Year.  For purposes of calculating the 30-day or one-month yield, an average annual administration fee per dollar of Contract Value in the Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period.
Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Fund’s Portfolio.
The yield on the amounts held in the Subaccounts normally will fluctuate over time.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.
Yield calculations do not take into account the surrender charge under the Contract.  The surrender charge is calculated as a percentage of your premium payment being surrendered or withdrawn during the applicable Contract Year.  The amount of the surrender charge decreases over time.  The initial surrender charge is 8%, decreasing to 0 after the eighth Contract Year.  Subject to certain restrictions, a surrender charge will not be imposed upon surrender or on the first partial surrender in any Contract Year on an amount up to 10% of the Contract Value as of the beginning of the Contract Year.
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS
From time to time, sales literature or advertisements may also quote standard subaccount average annual total returns for the Subaccounts for various periods of time.
When a Subaccount has been in operation for one, five and 10 years, respectively, the standard subaccount average annual total return for these periods will be provided.  Standard subaccount average annual total returns for other periods of time may, from time to time, also be disclosed.
Standard subaccount average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods.  The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.
We will calculate standard subaccount average annual total returns using Subaccount unit values which we calculate on each valuation day based on:
•	the performance of the Subaccount's underlying Portfolio;
•	the deductions for the annual administration fee;
•	asset-based administration charge; and
•	mortality and expense risk charge.
The calculation assumes that the annual administration fee is $30 per year per Contract deducted at the beginning of each Contract Year.  For purposes of calculating average annual total return, an average per dollar annual administration fee attributable to the hypothetical account for the period is used based on an account size equal to the Subaccount’s average account size.  The calculation assumes the selection of the Base Guaranteed Minimum Death Benefit Option.  The calculation also assumes surrender of the Contract at the end of the period for the return quotation.  Standard subaccount average annual total returns will therefore reflect a deduction of the surrender charge for any period less than eight years.   The calculation does not reflect either of the guaranteed bonuses.

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OTHER TOTAL RETURNS
Adjusted Historic Portfolio Average Annual Total Return.  From time to time, sales literature or advertisements may also quote total returns for periods prior to the date the Variable Account began operations.  Such performance information will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.
From time to time, sales literature or advertisements may also quote adjusted historic portfolio average annual total returns that do not reflect the surrender charge.  These are calculated in exactly the same way as the adjusted historic portfolio average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered.
We may disclose cumulative total returns in conjunction with the standard formats described above.
EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA
The Contract provides for a $30 annual administration fee (waived for Contracts with a Contract Value of at least $50,000 at the beginning of the Contract Year) to be deducted annually at the beginning of each Contract Year, from the Subaccounts and the Fixed Account based on the proportion that the value of each such account bears to the total Contract Value. For purposes of reflecting the annual administration fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.
SAFEKEEPING OF ACCOUNT ASSETS
We hold the title to the assets of the Variable Account.  The assets are kept physically segregated and held separate and apart from our Account assets and from the assets in any other separate account.
Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Subaccounts.
Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000.  The bond insures against dishonest and fraudulent acts of officers and employees.
STATE REGULATION
We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs.  We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business.  A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold.  We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.
RECORDS AND REPORTS
We will retain all records and accounts relating to the Variable Account.  As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner's last known address of record.
LEGAL MATTERS
All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life's authority to issue the Contracts, have been passed upon by A. Craig Mason Jr., General Counsel of Kansas City Life.  Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws.

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EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2022 and 2021 and for each of the years in the three-year period ended December 31, 2022; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended; have been included herein in reliance upon the report of FORVIS, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
OTHER INFORMATION
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information.  Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information.  Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries.  For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2022 and 2021; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2022.
The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2022; and
•
related statement of operations for the period or year ended December 31, 2022, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2022, and financial highlights for each of the periods or years in the five-year period ended December 31, 2022.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

7

Financial Information
Amounts in thousands, except share data, security counts, claim counts, or as otherwise noted.
Kansas City Life Insurance Company
Consolidated Balance Sheets

	December 31,
	2022	2021
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2022 - $2,475,443; 2021 - $2,894,877)	$2,204,819	$3,088,197
Equity securities, at fair value (cost: 2022 - $1,699; 2021 - $3,097)	1,918	3,676
Mortgage loans	591,928	596,037
Real estate	141,649	142,278
Policy loans	82,739	82,060
Short-term investments	58,497	74,501
Other investments	18,749	12,840
Total investments	3,100,299	3,999,589

Cash	7,768	5,419
Accrued investment income	27,516	30,298
Deferred acquisition costs	327,544	292,027
Reinsurance recoverables	389,611	399,951
Deposit asset on reinsurance	484,410	—
Other assets	246,420	201,170
Separate account assets	381,581	504,976
Total assets	$4,965,149	$5,433,430

LIABILITIES
Future policy benefits	$1,388,924	$1,397,111
Policyholder account balances	2,280,917	2,247,392
Policy and contract claims	56,975	69,787
Other policyholder funds	204,788	185,713
Other liabilities	160,271	198,017
Separate account liabilities	381,581	504,976
Total liabilities	4,473,456	4,602,996

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,025
Retained earnings	910,438	933,338
Accumulated other comprehensive income (loss)	(241,590)	74,251
Treasury stock, at cost (2022 and 2021 - 8,813,266 shares)	(241,301)	(241,301)
Total stockholders’ equity	491,693	830,434
Total liabilities and stockholders’ equity	$4,965,149	$5,433,430
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2022	2021	2020
REVENUES
Insurance revenues:
Net premiums	$208,608	$208,864	$223,756
Contract charges	124,044	121,803	126,722
Total insurance revenues	332,652	330,667	350,478
Investment revenues:
Net investment income	153,879	142,468	145,684
Net investment gains (losses)	(16,643)	25,417	21,835
Total investment revenues	137,236	167,885	167,519
Other revenues	6,754	12,760	5,913
Total revenues	476,642	511,312	523,910

BENEFITS AND EXPENSES
Policyholder benefits	258,399	280,886	280,970
Interest credited to policyholder account balances	72,974	79,725	78,792
Amortization of deferred acquisition costs	40,593	33,217	42,141
Operating expenses	125,433	104,564	106,093
Total benefits and expenses	497,399	498,392	507,996

Income (loss) before income tax expense (benefit)	(20,757)	12,920	15,914

Income tax expense (benefit)	(4,539)	2,216	744

NET INCOME (LOSS)	$(16,218)	$10,704	$15,170

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Changes in:
Net unrealized gains (losses) on securities available for sale	$(366,516)	$(100,859)	$115,900
Effect on deferred acquisition costs, value of business acquired, and deferred revenue liabilities	31,334	7,946	(7,809)
Policyholder liabilities	26,765	9,247	(15,882)
Benefit plan obligations	(7,424)	5,115	1,087
Other comprehensive income (loss)	(315,841)	(78,551)	93,296

COMPREHENSIVE INCOME (LOSS)	$(332,059)	$(67,847)	$108,466

Basic and diluted earnings per share:
Net income (loss)	$(1.67)	$1.11	$1.57
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Stockholders' Equity

	Year Ended December 31,
	2022	2021	2020

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL, beginning and end of year	41,025	41,025	41,025

RETAINED EARNINGS
Beginning of year	933,338	933,092	928,380
Net income (loss)	(16,218)	10,704	15,170
Stockholder dividends (2022 - $0.69 per share, 2021 and 2020 - $1.08 per share)	(6,682)	(10,458)	(10,458)

End of year	910,438	933,338	933,092

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year	74,251	152,802	59,506
Other comprehensive income (loss)	(315,841)	(78,551)	93,296

End of year	(241,590)	74,251	152,802

TREASURY STOCK, at cost, beginning and end of year	(241,301)	(241,301)	(241,301)

TOTAL STOCKHOLDERS’ EQUITY	$491,693	$830,434	$908,739
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2022	2021	2020
OPERATING ACTIVITIES
Net income (loss)	$(16,218)	$10,704	$15,170
Adjustments to reconcile net income (loss) to net cash provided by (used from) operating activities:
Amortization of investment premium and discount	2,837	1,669	1,978
Depreciation and amortization	6,592	7,967	8,538
Acquisition costs capitalized	(26,612)	(38,239)	(44,151)
Amortization of deferred acquisition costs	40,593	33,217	42,141
Net investment losses (gains)	16,643	(25,417)	(21,835)
Gain on sale of subsidiary	—	(5,500)	—
Changes in assets and liabilities:
Reinsurance recoverables	10,340	(8,513)	(12,667)
Future policy benefits	24,861	24,761	33,050
Policyholder account balances	(92,909)	(42,995)	(34,520)
Income taxes payable and deferred	(7,304)	(4,983)	(2,923)
Other, net	(13,154)	1,010	21,113
Net cash provided (used)	(54,331)	(46,319)	5,894

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(441,308)	(434,696)	(344,098)
Equity securities	(8)	(259)	(380)
Mortgage loans	(69,974)	(103,942)	(109,060)
Real estate	(2,733)	(36,994)	(2,610)
Policy loans	(7,116)	(8,754)	(8,706)
Other investments	(14,553)	(5,828)	(3,702)
Property and equipment	(535)	(628)	(1,844)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	343,993	308,361	344,071
Equity securities	2,000	3,000	5,000
Mortgage loans	74,111	109,546	85,111
Real estate	843	72,439	29,898
Policy loans	6,437	11,141	11,758
Other investments	3,639	8,599	4,204
Property and equipment	25	71	25
Net sales (purchases) of short-term investments	16,004	41,616	(43,690)
Proceeds from sale of subsidiary	—	28,468	—
Net cash used	(89,175)	(7,860)	(34,023)

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2022	2021	2020
FINANCING ACTIVITIES
Policyholder account balances - deposits	$207,231	$215,598	$220,549
Policyholder account balances - receipts from funding agreement	70,000	30,000	—
Withdrawals from policyholder account balances	(172,117)	(192,709)	(200,717)
Change in deposit asset on reinsurance, net	45,799	—	—
Net transfers from separate accounts	7,841	7,320	8,794
Change in other deposits	(6,217)	2,644	2,930
Cash dividends to stockholders	(6,682)	(10,458)	(10,458)
Net cash provided	145,855	52,395	21,098

Increase (decrease) in cash	2,349	(1,784)	(7,031)
Cash at beginning of year	5,419	7,203	14,234
Cash at end of year	$7,768	$5,419	$7,203

Non-Cash Activity
In 2022, we had a non-cash investing transaction that consisted of the receipt of a $0.6 million equity security and a $1.0 million fixed maturity security in exchange for a $1.6 million fixed maturity security as a result of the Chapter 11 Bankruptcy of the issuer of one of our fixed maturity securities.  The new equity and fixed maturity securities were recorded at fair value, which equaled the fair value of the fixed maturity security that was extinguished.
In 2022, we entered into a reinsurance arrangement in the form of a deposit-type contract that resulted in the non-cash transfer of $493.9 million of fixed maturity securities and $516.2 million of policyholder account balance liabilities to a certified domestic reinsurer.  See the Business Changes section of Note 1 - Nature of Operations and Significant Accounting Policies for further information.
In 2022, we accrued $28.4 million in Other Liabilities in the Consolidated Balance Sheets related to a class action lawsuit.  See Note 20 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications for further information.

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

1. Nature of Operations and Significant Accounting Policies
Business
Kansas City Life Insurance Company is a Missouri-domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group life and health products through its life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Old American Insurance Company (Old American) and Grange Life Insurance Company (Grange Life) are wholly-owned insurance subsidiaries of Kansas City Life.  Sunset Life Insurance Company of America (now Ibexis Life & Annuity Insurance Company) was an insurance subsidiary that was wholly-owned by the Company until it was sold on November 1, 2021 - see Business Changes section below.  The Company also has non-insurance subsidiaries that individually and collectively are not material.  The terms "the Company," "we," "us," and "our" are used in these consolidated financial statements to refer to Kansas City Life and its subsidiaries.
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  For additional information on our segments, please see Note 17 - Segment Information.
Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries.  Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to prior period results to conform with the current period’s presentation.
Current Economic Environment
The economic environment continues to be shaped by lingering effects of COVID-19, including ongoing supply chain disruptions and an under supply of labor, due to early retirements, lower rates of immigration and a slow recovery of labor participation rates.  Additionally, the Russia/Ukraine War has caused oil, gas, and agricultural product supply disruptions.  Inflation jumped significantly due to the supply chain disruptions and under supply of labor with year-over-year CPI (consumer price index) and Core PCE (personal consumption expenditures) peaking in 2022 at 9.1% and 5.4%, respectively.  In response, Global Central Banks increased rates and initiated quantitative tightening, with the Federal Reserve raising its benchmark overnight rate by 425 basis points (bps) in 2022.  The bond market responded with the 10-year Treasury yield increasing by 236 bps from 1.51% to 3.87% in 2022.  The jump in rates has impacted the economy by slowing growth and increasing the risk of recession.  The investment environment has been both positively and negatively impacted.  While it has created a better environment for reinvestment into fixed income assets at higher yields, it has also resulted in a significant decline in the market value of existing fixed income assets.  Additionally, if the economy experiences a “hard landing” and enters a recession, risk of asset impairments, defaults, and delinquencies will increase.
Business Changes
On May 25, 2022, retroactive to April 1, 2022, we entered into a reinsurance arrangement whereby we reinsured a sizeable block of fixed annuity contracts to a certified domestic reinsurer.  This closed block of contracts reflected business issued prior to 2015 and consisted entirely of higher guaranteed interest rate products.  We are accounting for this transaction as a deposit-type contract.  The contract reinsured $516.2 million in policyholder account balance liabilities in exchange for fixed maturity securities and cash, less deferred revenue.  We immediately recognized $11.6 million of certain non-refundable premiums associated with the transaction in investment income.  The remaining deferred revenue will be amortized in future periods.  The net consideration transferred to the reinsurer was $493.9 million.  This resulted in recognizing a deposit asset on reinsurance of $516.2 million at April 1, 2022.  Fixed maturity securities were transferred at market value as of the closing date of the transaction, resulting in a pre-tax net realized investment loss of $12.3 million.  We will continue to administer this business on an ongoing basis, and we will receive an ongoing expense allowance associated with these efforts.  For additional information on this reinsurance arrangement, please see Note 14 - Reinsurance.

In 2021, we sold 100% of the capital and surplus of Sunset Life (now Ibexis Life & Annuity Insurance Company) to Bona Holdings, LLC for $29.5 million, resulting in a net gain of approximately $5.5 million.  In addition, we received $1.0 million for providing certain transition support services associated with this transaction.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements
Use of Estimates
The preparation of the consolidated financial statements requires the Company's management to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include the fair value of invested assets, deferred acquisition costs (DAC), deferred income taxes, goodwill and other intangibles, value of business acquired (VOBA), deferred revenue liability (DRL), policyholder account balances, future policy benefits, policy and contract claim liabilities, reinsurance, and pension and other postemployment benefits.
Significant Accounting Policies
Investments
Valuation of Investments and Other-than-Temporary Impairments
Our principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least four primary sources of investment risk, including: credit, interest rate, liquidity, and inflation.
Fixed maturity securities, which are all classified as available for sale, are carried at fair value in the Consolidated Balance Sheets, with unrealized gains or losses recorded in Accumulated Other Comprehensive Income (Loss).  The unrealized gains or losses are recorded net of the adjustment to policyholder liabilities, DAC, VOBA, and DRL, to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  The adjustments to DAC, VOBA, and DRL represent changes in the amortization that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustments to policyholder liabilities represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were different from the then-current effective portfolio rate.
The amortized cost of a security is adjusted for declines in value that are determined to be other-than-temporary.  Other-than-temporary impairment losses are reported as a component of investment revenues in the Consolidated Statements of Comprehensive Income, which also presents the amount of non-credit impairment losses for certain fixed maturity securities that are reported in Accumulated Other Comprehensive Income (Loss).  See Note 3 - Investments for additional discussion of our considerations related to other-than-temporary impairments.  For additional information regarding fair value, please see Note 4 - Fair Value Measurements.
Equity securities are carried at fair value.  Changes in the fair value of equity securities are recognized through net investment gains (losses) in the Consolidated Statements of Comprehensive Income.
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  A loan is considered impaired if it is probable that all contractual amounts due will not be collected.  The allowance for loan losses is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Management’s periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors, along with risks related to specific loans.  Loans in foreclosure, loans considered to be impaired, and loans with amounts past due 90 days or more are placed on non-accrual status.
Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and affordable housing real estate joint ventures.  Real estate joint ventures are consolidated when required.  The initial cost of the non-consolidated affordable housing real estate joint ventures is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of Income Tax Expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for earnings and cash contributions or distributions.
Policy loans are carried at their outstanding principal amount.
Short-term investments include highly-liquid investments in institutional money market funds that are carried at net asset value (NAV).

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The Company has hedge positions classified as derivatives that are included in Other Investments in the Consolidated Balance Sheets.  These derivative assets are recorded at fair value and are established in relation to the Company's indexed universal life portfolio.  The index credit portion of the reserves associated with the indexed universal life products are considered to be embedded derivatives and are accounted for at fair value and are included in Policyholder Account Balances in the Consolidated Balance Sheets.  The value of the reserves will fluctuate depending on market conditions.  However, this fluctuation is largely offset by a corresponding change in the realized gains or losses on these derivatives.  Changes in market values can result in significant fluctuations to realized gains and losses in the Consolidated Statements of Comprehensive Income.
The Company includes investments in private equity security interests in Other Investments in the Consolidated Balance Sheets.  The Company does not have a controlling interest and is not the primary beneficiary for these investments, which are in the form of limited partnerships.  As a result, the investments are accounted for using the equity method of accounting to determine the carrying value.  Adjustments to the carrying value reflect the pro rata ownership percentage of the operating results, as indicated by the net asset value in the financial statements of the limited partnership, which are reported on a three-month lag. The proportionate share of limited partnership income is reported as a component of Net Investment Income in the Consolidated Statements of Comprehensive Income.
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method, with the exception of premiums on callable fixed maturity securities, which are amortized to the earliest call date.
Realized Gains (Losses)
We realize investment gains and losses from several sources, including write-downs of investments, the change in the allowance for mortgage loan losses, sales of investment securities and real estate, and the change in fair value of equity securities and derivative instruments.
Future Policy Benefits
We establish liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, group life insurance, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue or at the time of acquisition for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.
Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue or at the time of acquisition.
Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred-but-not-reported (IBNR).  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.
The following table provides detail about the composition of future policy benefits at December 31.
	2022	2021
Life insurance	$1,102,961	$1,073,503
Immediate annuities and supplementary contracts with life contingencies	259,715	293,972
Accident and health insurance	26,248	29,636
Future policy benefits	$1,388,924	$1,397,111
Policyholder Account Balances
Policyholder account balances are deposit-type contracts, including universal life insurance and fixed annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to DAC, as discussed below.  Interest on policyholder account balances is credited as earned.
We periodically review our assumptions and perform sensitivity testing on these blocks of business to ensure we maintain the capacity to meet an increase in policyholder benefits, namely increased surrenders, policy loans, or other policyholder elective withdrawals.  If it is determined that our established reserves are not adequate, additional reserves will be added.
The Company has a collateralized advance funding agreement with the Federal Home Loan Bank of Des Moines (FHLB).  Total obligations outstanding under this agreement were $100.0 million at December 31, 2022.  These obligations are also reported as Policyholder Account Balances in the Consolidated Balance Sheets.  Interest is credited based on variable rates set by the FHLB.  For additional information, please see Note 10 - Debt.
Crediting rates for universal life insurance and fixed annuity products ranged from 1.00% to 5.50% in 2022, 2021, and 2020.
The following table provides detail about the composition of policyholder account balances at December 31.
	2022	2021
Universal life insurance	$1,081,982	$1,086,429
Fixed annuities	1,041,914	1,076,041
Immediate annuities and supplementary contracts without life contingencies	56,407	54,899
Funding agreement	100,614	30,023
Policyholder account balances	$2,280,917	$2,247,392
Deferred Acquisition Costs
DAC, principally agent commissions and other selling and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, we review our DAC capitalization policy and the specific items which are capitalized under existing guidance.  DAC is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC, the asset will be adjusted downward with the adjustment recorded as an expense in the current period.
Policy acquisition costs associated with traditional life products are deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.
Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See the Unlocking and Refinements in Estimates section below for additional information.
The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information about DAC at December 31.
	2022	2021
Balance at beginning of year	$292,027	$276,425
Capitalization of commissions and expenses	26,612	38,239
Gross amortization	(51,669)	(44,785)
Accrual of interest	11,076	11,568
Change in DAC due to the change in unrealized investment gains or (losses)	49,498	10,580
Balance at end of year	$327,544	$292,027
Effective January 1, 2022, Old American began reinsuring 50% of new business on selected products.  Effective October 1, 2022, this agreement was modified to reinsure 75% of new business on selected products.  In 2022, the Company capitalized $7.3 million of ceding commission and amortized $0.6 million associated with this reinsurance agreement, thereby reducing DAC capitalization and amortization.
Value of Business Acquired
Under current guidance for business combinations, all assets and liabilities are reported at fair value at acquisition and an intangible asset or liability may result due to differences between fair value and consideration paid.  However, prior to the adoption of Accounting Standards Codification (ASC) No. 805 Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased.  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of Other Assets with related amortization included in Operating Expenses.  Amortization of VOBA occurs with interest over the anticipated life of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.
The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
VOBA is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize VOBA, the asset will be adjusted downward with an expense recorded in the current period.
The following table provides information about VOBA at December 31.
	2022	2021
Balance at beginning of year	$7,174	$7,249
Gross amortization	(2,403)	(3,045)
Accrual of interest	611	735
Change in VOBA due to the change in unrealized investment gains or (losses)	13,078	2,235
Balance at end of year	$18,460	$7,174
Interest accrued on the VOBA of one block of business was at the rates of 4.21% on the interest sensitive life block and 5.25% on the traditional life block, based upon the credited rates of the VOBA policies.  The VOBA on a separate acquired block of business used a 7.00% interest rate on the traditional life portion and a 5.40% interest rate on the interest sensitive portion, based upon rates appropriate at the time of acquisition.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

Deferred Revenue Liabilities
Deferred revenue liabilities represent the capitalization of revenues received from contracts as compensation for services to be provided by the Company in future periods.  Deferred revenue liabilities are included in Other Policyholder Funds in the Consolidated Balance Sheets and totaled $72.6 million at December 31, 2022 and $45.1 million at December 31, 2021.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income over the policy benefit period, using the same assumptions and factors used to amortize DAC.  Similar to DAC, these amounts are amortized in relation to estimated gross profits for interest sensitive and variable insurance products.  However, unlike DAC, the amortization of the DRL results in the recognition of revenue rather than expense.  The DRL is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.  The DRL can be impacted by unlocking and refinements in estimates, as discussed in the following section.
Unlocking and Refinements in Estimates
Models and assumptions used to develop expected gross profits for interest sensitive and variable insurance products are reviewed at least annually based upon management’s current view of future events.  Key assumptions analyzed include net interest income, net realized investments gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, VOBA, and DRL in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The DAC, VOBA, or DRL balance is immediately impacted by any assumption changes, with the change reflected through the Consolidated Statements of Comprehensive Income as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.
We also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  We consider such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.  No refinements in estimates occurred in 2022, 2021, or 2020.
The following table summarizes the effects of the unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.  Positive numbers are increases to income and negative numbers are reductions to income.
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2022:
Unlocking	$(1,744)	$(26)	$953	$(817)

2021:
Unlocking	$380	$(822)	$1,137	$695

2020:
Unlocking	$(5,219)	$(1,593)	$3,838	$(2,974)
The unlocking in 2022, 2021, and 2020 primarily resulted from interest rate fluctuations and the impact of management actions in the various interest rate environments.  In addition, we recorded a $1.4 million reserve decrease in 2022, a $0.7 million reserve decrease in 2021, and a $0.4 million reserve increase in 2020 related to the impacts of unlocking.
The impact to pre-tax income of all adjustments related to unlocking, including insurance revenues, amortization of DAC and VOBA, and policyholder benefits, was a $0.6 million increase in 2022, a $1.4 million increase in 2021, and a $3.4 million decrease in 2020.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  The components of benefit cost are included in Operating Expenses in the Consolidated Statements of Comprehensive Income.  See Note 12 - Pensions and Other Postemployment Benefits for further details.
Goodwill and Intangible Asset
We established goodwill from the acquisition of Grange Life.  The goodwill balance was $42.3 million at both December 31, 2022 and December 31, 2021.  Goodwill is included in Other Assets in the Consolidated Balance Sheets.  Under GAAP, goodwill is assessed at least annually for impairment, rather than being amortized.  As a result of our impairment assessment, we determined that goodwill was not impaired at December 31, 2022 or December 31, 2021.
The acquisition of Grange Life generated an amortizable intangible asset, which is the difference between the fair value and book value of the net reserve liabilities acquired.  The intangible asset was valued at $17.7 million at December 31, 2022 and $18.4 million at December 31, 2021 and is included in Other Assets in the Consolidated Balance Sheets.
Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts are derived from directly-issued policies and contracts, as well as reinsurance assumed business.  These revenues consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.  See Note 7 - Separate Accounts for further details.
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The GMWB rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.  The rider is considered to be a financial derivative and, as such, is accounted for at fair value.  The value of the rider will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value could have a material impact on earnings.  See Note 4 - Fair Value Measurements and Note 7 - Separate Accounts for further details.
Reinsurance
Consistent with the general practice of the life insurance industry, we enter into traditional indemnity reinsurance agreements with other insurance companies to support sales of selected new products and the in force business.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.
Future Policy Benefits are not reduced for reinsurance ceded in the Consolidated Balance Sheets.  A reinsurance recoverable is established for these items.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
We have three large reinsurance assumption arrangements.  We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  These assumed policies and contracts are accounted for in a manner similar to that used for direct business.  We also acquired a block of variable universal life insurance policies and variable annuity contracts in 2013.  We receive fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on our financial statements.  The coinsurance portion of the transaction, which is invested in our fixed funds, is included in Future Policy Benefits in the Consolidated Balance Sheets.  We record these fixed fund accounts as a separate block under our general accounts.  We receive fees on both the separate accounts and the fixed fund accounts.  In addition, we completed a 100% assumption reinsurance

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
transaction in 2020 with Sunset Life.  Under GAAP guidance, this transaction was realized at the conclusion of the close of the sale of Sunset Life on November 1, 2021.
We reinsured a block of fixed annuity business to a certified domestic reinsurer, effective April 1, 2022.  We determined that this arrangement does not expose the reinsurer to a significant loss from insurance risk. Therefore, we have recognized the reinsurance arrangement using the deposit-type method of accounting.  The reserve credit transferred to the reinsurer is reported as Deposit Asset on Reinsurance in the Consolidated Balance Sheets.  As amounts are received or paid, consistent with the underlying reinsured contracts, the Deposit Asset on Reinsurance is adjusted.  The Deposit Asset on Reinsurance is also accreted to the estimated ultimate cash flows using the interest method and the adjustment is reported as Net Investment Income in the Consolidated Statements of Comprehensive Income.
See Note 14 - Reinsurance for additional information pertaining to reinsurance.
Property and Equipment
Property and equipment are stated at cost, depreciated over estimated useful lives using the straight-line method, and are included in Other Assets in the Consolidated Balance Sheets.  The home office complex is depreciated over 10 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The following table provides information about property and equipment at December 31.
	2022	2021
Land	$766	$766
Home office complex	21,824	21,798
Furniture and equipment	36,797	36,313
	59,387	58,877
Accumulated depreciation	(45,378)	(42,528)
Property and equipment	$14,009	$16,349
Depreciation expense totaled $2.9 million during 2022 and $3.7 million during both 2021 and 2020.
Recognition of Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  Premiums are reported net of reinsurance, as applicable.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  The timing of the recognition of these revenues is determined based on the nature of the charges and fees.  Policy charges for the cost of insurance and expense loads are assessed periodically and are recognized as revenue when assessed and earned.  Certain policy fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized over the periods benefited.  Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract.  Policyholder benefits include interest amounts credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances during the period.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  See the Unlocking and Refinements in Estimates section above for additional information.
Deposits
Deposits related to universal life, fixed annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as Contract Charges in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Revenues from Contracts with Customers
We have certain types of non-insurance and non-investment revenue from contracts with customers.  These revenues are recognized when obligations under the terms of the contract are satisfied.  The amount of revenue recognized reflects the consideration we expect to be entitled to in exchange for those services.  For these revenues, the performance obligation is fulfilled as services are rendered.  These revenues equaled less than 1% of our total revenues for the years ended December 31, 2022 and December 31, 2021 and are not material to our consolidated financial statements.
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes Kansas City Life, Old American, and non-life insurance companies.  Grange Life files a separate federal income tax return.
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.  The net deferred tax asset is included in Other Assets and the net deferred tax liability is included in Other Liabilities in the Consolidated Balance Sheets.
Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  We evaluate the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

2. New Accounting Pronouncements
Accounting Pronouncements Adopted During 2023
In June 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-13 Measurement of Credit Losses on Financial Instruments.  Under this guidance, the incurred loss impairment methodology currently used for loans and other financial instruments will be replaced by a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information concerning credit loss estimates.  The measurement of expected credit losses will be based on current, historical, and forecasted information that impacts the collectability of the reported amount.  Any credit losses related to available for sale debt securities will be recorded through a valuation allowance that is established and adjusted over time.  The valuation allowance will be based on the probability of loss over the life of the instrument.  Our assets subject to this guidance include, but are not limited to, fixed maturity securities available for sale, mortgage loans, and reinsurance recoverables.  Additional disclosures will be required to provide information regarding significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization's portfolio.  The original effective date for this guidance, including subsequently issued amendments, for public business entities that are not U.S. Securities and Exchange Commission (SEC) filers was for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years.  The FASB deferred the effective date of this guidance for public business entities that do not meet the definition of an SEC filer to fiscal years beginning after December 15, 2022, including interim periods within those fiscal years.  We adopted this guidance effective January 1, 2023, with no material impact to our consolidated financial statements.
Accounting Pronouncements Issued, Not Yet Adopted
In August 2018, the FASB issued ASU No. 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts.  This update modifies the existing recognition, measurement, presentation, and disclosure requirements in ASC 944 Financial Services - Insurance (Topic 944).
•
It requires insurance entities to (1) review and update the assumptions used to measure cash flows at least annually and (2) update the discount rate assumption at each reporting date.  The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income.  The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income.  Expected future cash flows are required to be discounted at an upper-medium grade (low-credit-risk) fixed income instrument yield that maximizes the use of observable market inputs.

•
It simplifies the accounting for certain market-based options or guarantees associated with deposit contracts by requiring insurance entities to measure them at fair value.  The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.

•
It simplifies the amortization of deferred acquisition costs by requiring amortization on a constant level basis over the expected term of the related contracts.  Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.

•
It improves the effectiveness of the required disclosures.  It requires an insurance entity to provide disaggregated rollforwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs.  It also requires disclosures regarding significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.

The original effective date for this guidance was for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020.  The FASB deferred the effective date of this guidance to fiscal years beginning after December 15, 2024, and interim periods within fiscal years beginning after December 15, 2025.  We are currently evaluating this guidance.
All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to us at this time or were not expected to have a material impact to the consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

3. Investments
Fixed Maturity Securities
Securities by Asset Class
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2022.  We sold all of our corporate private-labeled residential mortgage-backed securities during 2022.
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities and obligations of U.S. Government	$108,928	$58	$6,147	$102,839
Federal agency issued residential mortgage-backed securities [1]	61,753	113	5,373	56,493
Subtotal	170,681	171	11,520	159,332
Corporate obligations:
Industrial	340,954	1,116	41,768	300,302
Energy	77,317	905	3,056	75,166
Communications and technology	179,731	1,143	21,158	159,716
Financial	400,705	891	51,941	349,655
Consumer	490,378	416	62,472	428,322
Public utilities	314,428	1,079	43,260	272,247
Subtotal	1,803,513	5,550	223,655	1,585,408
Municipal securities	275,726	2,529	28,429	249,826
Other	219,523	36	14,532	205,027
Redeemable preferred stocks	6,000	—	774	5,226
Total	$2,475,443	$8,286	$278,910	$2,204,819
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2021.
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities and obligations of U.S. Government	$147,884	$12,696	$140	$160,440
Federal agency issued residential mortgage-backed securities [1]	70,838	4,873	13	75,698
Subtotal	218,722	17,569	153	236,138
Corporate obligations:
Industrial	414,391	24,897	1,570	437,718
Energy	146,181	10,049	39	156,191
Communications and technology	233,390	17,208	1,046	249,552
Financial	461,740	27,974	1,372	488,342
Consumer	647,861	39,707	3,107	684,461
Public utilities	348,164	26,765	1,578	373,351
Subtotal	2,251,727	146,600	8,712	2,389,615
Corporate private-labeled residential mortgage-backed securities	10,641	1,403	—	12,044
Municipal securities	232,470	36,913	428	268,955
Other	175,317	1,162	1,082	175,397
Redeemable preferred stocks	6,000	48	—	6,048
Total	$2,894,877	$203,695	$10,375	$3,088,197
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information on fixed maturity securities available for sale by actual or equivalent Standard & Poor’s rating at December 31, 2022 with the percent of total unrealized losses identified.
	Amortized Cost	Fair Value	Net Unrealized Losses	% of Total
AAA	$208,729	$194,405	$(14,324)	5%
AA	546,851	496,436	(50,415)	19%
A	802,345	698,467	(103,878)	38%
BBB	896,722	797,573	(99,149)	37%
Total investment grade	2,454,647	2,186,881	(267,766)	99%
BB	14,643	13,386	(1,257)	—%
B and below	6,153	4,552	(1,601)	1%
Total below investment grade	20,796	17,938	(2,858)	1%
Total	$2,475,443	$2,204,819	$(270,624)	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information on fixed maturity securities available for sale by actual or equivalent Standard & Poor’s rating at December 31, 2021 with the percent of total unrealized gains identified.
	Amortized Cost	Fair Value	Net Unrealized Gains	% of Total
AAA	$183,920	$197,319	$13,399	7%
AA	588,506	641,837	53,331	28%
A	1,043,384	1,114,086	70,702	37%
BBB	1,046,200	1,100,183	53,983	27%
Total investment grade	2,862,010	3,053,425	191,415	99%
BB	18,424	18,720	296	—%
B and below	14,443	16,052	1,609	1%
Total below investment grade	32,867	34,772	1,905	1%
Total	$2,894,877	$3,088,197	$193,320	100%
Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since issuers or borrowers may have the right to call or prepay obligations.
	December 31, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$90,979	$90,357	$121,297	$122,979
Due after one year through five years	484,320	465,698	843,382	893,131
Due after five years through ten years	734,071	653,998	851,116	904,165
Due after ten years	1,036,509	875,295	918,209	994,023
Securities with variable principal payments	123,564	114,245	154,873	167,851
Redeemable preferred stocks	6,000	5,226	6,000	6,048
Total	$2,475,443	$2,204,819	$2,894,877	$3,088,197

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

Unrealized Losses on Investments
At the end of each quarter, all fixed maturity securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  A formal review document is prepared no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.
We consider relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:
•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes of the issuer;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The intent and ability to hold a security until it recovers in value;
•	Whether we intend to sell a fixed maturity security and whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer’s industry.
To the extent we determine that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to earnings in the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced.  The portion of such impairment that is determined to be non-credit-related is reflected in Other Comprehensive Income (Loss) and Accumulated Other Comprehensive Income (Loss).
There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:
•	The risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and credit enhancement levels and recovery values do not provide sufficient protection to contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to our credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on our investments;
•	The risk that new information obtained or changes in other facts and circumstances may lead us to change our intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that we will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.
Any of these situations could result in a charge to income in a future period.
Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.
We may selectively determine that we no longer intend to hold a specific issue to its maturity.  If we make this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded.  Subsequently, we seek to obtain the best possible outcome available for this specific issue and record an investment gain or loss at the disposal date.  No impairments of this kind were recorded in the year ended December 31, 2022.  The Company recorded a $0.5 million impairment of this kind in the year ended December 31, 2021.  No impairments of this kind were recorded in the year ended December 31, 2020.
A discounted future cash flow calculation becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  If an impairment is deemed necessary, it is recognized as a realized loss in the Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of Accumulated Other Comprehensive Income (Loss) in the Consolidated Balance Sheets.  We identified no non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2022, as we sold these securities during the year.  We identified ten non-U.S. agency mortgage backed securities that were determined to have such indications at December 31, 2021.  A discounted future cash flow analysis was performed for each of these securities to determine if any portion of the impairment was due to credit and deemed to be other-than-temporary.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant or grade down over time, reflecting our estimate of stabilized collateral performance in the future for such securities. Impairments of this kind totaling less than $0.1 million were recorded in the years ended December 31, 2022, December 31, 2021 and December 31, 2020.
Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  Based upon the process described above, we are best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, we can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2022.  We sold all of our corporate private-labeled residential mortgage-backed securities during 2022.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$96,610	$5,625	$4,428	$522	$101,038	$6,147
Federal agency issued residential mortgage-backed securities [1]	48,576	4,594	2,079	779	50,655	5,373
Subtotal	145,186	10,219	6,507	1,301	151,693	11,520
Corporate obligations:
Industrial	223,458	28,273	46,186	13,495	269,644	41,768
Energy	49,781	3,056	—	—	49,781	3,056
Communications and technology	111,704	13,322	22,710	7,836	134,414	21,158
Financial	265,816	35,260	52,654	16,681	318,470	51,941
Consumer	346,834	39,723	67,996	22,749	414,830	62,472
Public utilities	206,984	29,528	34,933	13,732	241,917	43,260
Subtotal	1,204,577	149,162	224,479	74,493	1,429,056	223,655
Municipal securities	173,299	23,719	13,582	4,710	186,881	28,429
Other	157,759	10,426	41,520	4,106	199,279	14,532
Redeemable preferred stocks	5,226	774	—	—	5,226	774
Total	$1,686,047	$194,300	$286,088	$84,610	$1,972,135	$278,910
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2021.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$2,973	$60	$1,843	$80	$4,816	$140
Federal agency issued residential mortgage-backed securities [1]	2,828	13	3	—	2,831	13
Subtotal	5,801	73	1,846	80	7,647	153
Corporate obligations:
Industrial	56,250	1,146	7,070	424	63,320	1,570
Energy	1,045	39	—	—	1,045	39
Communications and technology	30,492	909	2,297	137	32,789	1,046
Financial	46,844	727	19,592	645	66,436	1,372
Consumer	80,069	2,535	9,722	572	89,791	3,107
Public utilities	35,473	969	11,702	609	47,175	1,578
Subtotal	250,173	6,325	50,383	2,387	300,556	8,712
Municipal securities	16,300	308	2,258	120	18,558	428
Other	26,604	135	13,278	947	39,882	1,082
Total	$298,878	$6,841	$67,765	$3,534	$366,643	$10,375
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information regarding the number of fixed maturity securities with unrealized losses at December 31.
	2022	2021
Below cost for less than one year	1,120	185
Below cost for one year or more and less than three years	201	36
Below cost for three years or more	3	—
Total	1,324	221
We do not consider the unrealized losses related to these securities to be credit-related.  The unrealized losses at both December 31, 2022 and December 31, 2021 primarily related to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.  Included in other investment securities are commercial mortgage-backed securities and asset-backed securities.
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2022.  We had no securities owned with realized impairment at December 31, 2022.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$1,129,645	$1,073,851	$55,794
Unrealized losses of 20% or less and greater than 10%	619,416	528,146	91,270
Subtotal	1,749,061	1,601,997	147,064
Unrealized losses greater than 20%:
Investment grade	498,145	367,483	130,662
Below investment grade	3,839	2,655	1,184
Total securities owned without realized impairment	$2,251,045	$1,972,135	$278,910
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2021.  We had no securities owned with realized impairment at December 31, 2021.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$375,032	$364,870	$10,162
Unrealized losses of 20% or less and greater than 10%	1,986	1,773	213
Subtotal	377,018	366,643	10,375
Unrealized losses greater than 20%:
Investment grade	—	—	—
Below investment grade	—	—	—
Total securities owned without realized impairment	$377,018	$366,643	$10,375

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2022.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$169,198	9%	$15,382	5%
AA	433,563	22%	52,351	19%
A	634,047	32%	106,442	38%
BBB	717,389	36%	101,877	37%
Total investment grade	1,954,197	99%	276,052	99%
BB	13,386	1%	1,257	—%
B and below	4,552	—%	1,601	1%
Total below investment grade	17,938	1%	2,858	1%
	$1,972,135	100%	$278,910	100%
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2021.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$11,121	3%	$326	3%
AA	51,904	14%	1,537	15%
A	145,334	40%	4,308	41%
BBB	156,235	42%	4,134	40%
Total investment grade	364,594	99%	10,305	99%
BB	2,049	1%	70	1%
Total below investment grade	2,049	1%	70	1%
	$366,643	100%	$10,375	100%
We held no non-income producing securities at December 31, 2022 or December 31, 2021.
We did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2022 or December 31, 2021.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
We monitor structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, collateralized debt obligations, and other collateralized obligations.
The following tables identify structured securities by credit ratings for all vintages owned at December 31.  We sold all of our corporate private-labeled residential mortgage-backed securities during 2022.
	2022
	Fair Value	Amortized Cost	Unrealized Losses
Structured securities:
Investment grade	$205,027	$219,523	$(14,496)
Below investment grade	—	—	—
Total structured securities	$205,027	$219,523	$(14,496)

	2021
	Fair Value	Amortized Cost	Unrealized Gains
Corporate private-labeled residential mortgage-backed securities:
Investment grade	$1,506	$1,498	$8
Below investment grade	10,538	9,143	1,395
Total residential & non-agency mortgage-backed securities	12,044	10,641	1,403
Other structured securities:
Investment grade	175,397	175,317	80
Below investment grade	—	—	—
Total other structured securities	175,397	175,317	80
Total structured securities	$187,441	$185,958	$1,483
The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities for which a portion of the other-than-temporary impairment loss was recognized in Other Comprehensive Income (Loss) for the years ended December 31.
	2022	2021	2020
Credit losses on securities held at the beginning of the year	$3,996	$3,884	$4,445
Additional credit losses on securities for which an other-than-temporary impairment was recognized	34	482	19
Reductions for securities sold	(4,030)	(370)	(580)
Credit losses on securities held at the end of the year	$—	$3,996	$3,884
The following table provides the net unrealized gains (losses) reported in Accumulated Other Comprehensive Income (Loss) on fixed maturity securities available for sale, at December 31.
	2022	2021	2020
Net unrealized gains (losses)	$(270,624)	$193,320	$320,990
Amounts resulting from:
DAC, VOBA, and DRL	23,740	(15,924)	(25,982)
Policyholder liabilities	—	(33,877)	(45,582)
Deferred income taxes	51,847	(30,139)	(52,380)
Total	$(195,037)	$113,380	$197,046

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Investment Revenues
The following table provides net investment income classified by income associated with invested assets and income associated with deposit-type reinsurance for the years ended December 31.
	2022	2021	2020

Invested assets	$132,067	$142,468	$145,684
Deposit-type reinsurance [1]	21,812	—	—
Net investment income	$153,879	$142,468	$145,684
            1  See Note 14 - Reinsurance
The following table provides investment revenues by major category for the years ended December 31.
	2022	2021	2020
Gross investment income:
Fixed maturity securities	$97,173	$103,697	$107,125
Equity securities	231	433	612
Mortgage loans	24,959	28,661	26,804
Real estate	17,426	21,202	22,586
Policy loans	5,554	5,625	5,758
Short-term investments	620	9	318
Other [1]	27,590	220	160
Total	173,553	159,847	163,363
Less investment expenses	(19,674)	(17,379)	(17,679)
Net investment income	$153,879	$142,468	$145,684
            1  Includes investment income from the deposit-type reinsurance transaction.  See Note 14 - Reinsurance.

Investment Gains (Losses)
The following table provides net investment gains (losses) by major category for the years ended December 31.
	2022	2021	2020
Fixed maturity securities	$(10,591)	$4,216	$4,955
Equity securities	(332)	(232)	66
Mortgage loans	39	62	(18)
Real estate	656	16,597	14,649
Other investments	(6,415)	4,774	2,183
Net investment gains (losses)	$(16,643)	$25,417	$21,835

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides detail concerning investment gains and losses for the years ended December 31.
	2022	2021	2020
Gross gains resulting from:
Sales of investment securities	$2,689	$631	$283
Investment securities called and other	1,233	4,510	4,776
Sale of real estate and joint ventures	656	16,647	14,889
Total gross gains	4,578	21,788	19,948
Gross losses resulting from:
Sales of investment securities	(14,455)	(118)	(5)
Investment securities called and other	(24)	(325)	(80)
Sale of real estate and joint ventures	—	(50)	(240)
Total gross losses	(14,479)	(493)	(325)
Change in allowance for loan losses	39	62	(18)
Change in fair value:
Equity securities	(332)	(232)	66
Other investments	(6,415)	4,774	2,183
Total change in fair value	(6,747)	4,542	2,249
Net realized investment gains (losses), excluding other-than-temporary impairment losses	(16,609)	25,899	21,854
Net impairment losses recognized in earnings:
Other-than-temporary impairment losses of fixed maturity securities	—	(467)	—
Portion of loss recognized in other comprehensive income (loss)	(34)	(15)	(19)
Net other-than-temporary impairment losses recognized in earnings	(34)	(482)	(19)
Net investment gains (losses)	$(16,643)	$25,417	$21,835
Gains and losses from sales of investment securities in the above table includes a net loss related to the deposit-type reinsurance agreement of $12.3 million during 2022.  The portion of loss recognized in Other Comprehensive Income (Loss) represents the non-credit portion of current or prior other-than-temporary impairment.  Other-than-temporary impairments of less than $0.1 million were recorded in earnings during the year ended December 31, 2022.  Other-than-temporary impairments of $0.5 million were recorded in earnings during the year ended December 31, 2021.  Other-than-temporary impairments of less than $0.1 million were recorded in earnings during the year ended December 31, 2020.
Proceeds from Sales of Investment Securities
The following table provides proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the years ended December 31.
	2022	2021	2020
Proceeds	$635,322	$42,779	$18,899
The increase in proceeds in 2022 largely resulted from the deposit-type reinsurance agreement.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Mortgage Loans
Investments in mortgage loans totaled $591.9 million at December 31, 2022, compared to $596.0 million at December 31, 2021.  Our mortgage loans are secured by commercial real estate and are stated at cost, adjusted for premium amortization and discount accretion, less an allowance for loan losses.  We believe this allowance is at a level adequate to absorb estimated credit losses.  This allowance was $2.8 million at both December 31, 2022 and December 31, 2021.  Our periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 5 - Financing Receivables for additional information.  We do not hold mortgage loans from any single borrower that exceed 5% of stockholders' equity.
Commercial mortgage loans represented 19% of our total investments at December 31, 2022, up from 15% at December 31, 2021.  New commercial loans, including refinanced loans, totaled $88.2 million during 2022 and $118.5 million during 2021.  The level of new commercial mortgage loans in any year is influenced by market conditions, as we respond to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet our yield and quality thresholds.  The average loan balance was $2.0 million at December 31, 2022 and $1.9 million at December 31, 2021.
In addition to the subject collateral underlying the mortgage, we may require some amount of recourse from borrowers as another potential source of repayment should the loan default.  Any recourse requirement deemed necessary is determined as part of the underwriting requirements of each loan.  We added 22 new loans to the portfolio during 2022, and 91% of the total balance of these loans had some amount of recourse requirement.  The average loan-to-value ratio for the overall portfolio was 45% at December 31, 2022 and 46% at December 31, 2021.  This ratio is based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired.  Additionally, we may receive fees when borrowers prepay their mortgage loans.  We have certain mortgage loans that have an unamortized premium, totaling less than $0.1 million at both December 31, 2022 and December 31, 2021.
The following table identifies the gross mortgage loan principal outstanding and the allowance for loan losses at December 31.
	2022	2021
Principal outstanding	$594,681	$598,829
Allowance for loan losses	(2,753)	(2,792)
Carrying value	$591,928	$596,037
The following table summarizes the amount of mortgage loans at December 31, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2022	% of Total	2021	% of Total
Prior to 2014	$30,554	5%	$56,024	9%
2014	10,470	2%	12,409	2%
2015	46,149	8%	64,001	11%
2016	81,238	14%	89,144	15%
2017	58,073	10%	74,107	12%
2018	44,190	7%	46,809	8%
2019	25,079	4%	27,930	5%
2020	104,279	18%	111,596	19%
2021	107,620	18%	116,809	19%
2022	87,029	14%	—	—%
Principal outstanding	$594,681	100%	$598,829	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table identifies mortgage loans by geographic location at December 31.
	2022	% of Total	2021	% of Total
Pacific	$122,504	20%	$125,167	21%
East north central	108,561	18%	102,759	17%
West south central	77,461	13%	81,083	14%
South Atlantic	69,340	12%	72,021	12%
Mountain	65,903	11%	70,415	12%
West north central	64,088	11%	64,416	11%
Middle Atlantic	46,098	8%	42,691	7%
East south central	29,985	5%	29,108	5%
New England	10,741	2%	11,169	1%
Principal outstanding	$594,681	100%	$598,829	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.
	2022	% of Total	2021	% of Total
California	$77,683	13%	$80,037	13%
Texas	77,226	13%	80,716	13%
Ohio	54,718	9%	52,651	9%
Minnesota	37,860	6%	45,787	8%
Florida	34,738	6%	36,796	6%
Arizona	28,242	5%	27,592	5%
All others	284,214	48%	275,250	46%
Principal outstanding	$594,681	100%	$598,829	100%
The following table identifies mortgage loans by property type at December 31.
	2022	% of Total	2021	% of Total
Industrial	$412,550	69%	$424,553	71%
Office	107,371	18%	102,547	17%
Retail	32,586	5%	33,019	6%
Other [1]	42,174	8%	38,710	6%
Principal outstanding	$594,681	100%	$598,829	100%
1  The Other category consists principally of medical properties and apartments.
The following table identifies mortgage loans by maturity at December 31.
	2022	% of Total	2021	% of Total
Due in one year or less	$34,463	6%	$11,120	2%
Due after one year through five years	141,146	24%	16,347	3%
Due after five years through ten years	327,446	55%	315,404	53%
Due after ten years	91,626	15%	255,958	42%
Principal outstanding	$594,681	100%	$598,829	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table identifies the commercial mortgage portfolio by current loan balance as a percentage of the appraised value at the time of origination at December 31.
	2022	% of Total	2021	% of Total
70% or greater	$36,378	6%	$70,951	12%
50% to 69%	339,667	57%	339,120	57%
Less than 50%	218,636	37%	188,758	31%
Principal outstanding	$594,681	100%	$598,829	100%
We diversify our commercial mortgage loan portfolio both geographically and by property type to reduce certain risks, including local and regional physical and economic exposures.  However, diversification may not always sufficiently mitigate these risks.  Concentration risk exposes us to potential losses from an economic downturn, certain catastrophes, and natural disasters that may affect geographic locations where we have mortgage loans.  We would not expect an occurrence in any of these geographic locations to have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that such risks could not have such material adverse effects.
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, we customarily conduct environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on our environmental assessments, we believe that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that material compliance costs will not be incurred.
We may refinance commercial mortgage loans prior to contractual maturity as a means of retaining loans that meet our underwriting and pricing parameters.  We refinanced six loans with a total outstanding balance of $18.3 million during the year ended December 31, 2022.  We refinanced eight loans with a total outstanding balance of $14.5 million during the year ended December 31, 2021.  None of these refinancings were the result of troubled debt restructuring.
At December 31, 2022 and December 31, 2021, we did not have any loan defaults and no material contract modifications, deferrals, or forbearance agreements had been executed.  However, certain short-term deferrals of principal and interest on a small portion of the mortgage loan portfolio were granted during 2020 related to the COVID-19 pandemic and the associated economic impacts.  The mortgage loan deferrals that were granted in 2020 concluded and were fully repaid in 2021.  We continue to closely monitor our mortgage loan portfolio and work closely with borrowers who are or were negatively impacted by the COVID-19 pandemic.
In the normal course of business, we commit to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the commitment fee is retained.  For additional information, please see Note 20 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Real Estate
The following table provides information concerning real estate investments by major category at December 31.
	2022	2021
Land	$56,075	$56,075
Buildings	131,435	131,919
Less accumulated depreciation	(49,332)	(48,690)
Real estate, commercial	138,178	139,304
Real estate, joint ventures	3,471	2,974
Total	$141,649	$142,278
Investment real estate is depreciated on a straight-line basis over periods ranging from three years to 60 years.  We had real estate sales of $0.8 million during 2022, $51.0 million during 2021, and $29.7 million during 2020.  In the fourth quarter of 2021, we completed the acquisition of 100% membership interests of certain land and buildings in three separate limited liability companies in Urbandale, Iowa for $36.0 million.  This acquisition terminated an arrangement previously identified as a real estate joint venture in 2020 discussed in the following paragraph.
We had $3.5 million in real estate joint ventures at December 31, 2022, compared with $3.0 million at December 31, 2021.  At December 31, 2020, we were the holder of all shares in three subsidiary real estate joint ventures with a combined carrying value of $20.3 million.  Each of the three subsidiary real estate limited liability companies held a 50% interest in three separate joint ventures, all based in Urbandale, Iowa.  Our position in these joint ventures was terminated during 2021.
The Company periodically reviews its real estate and real estate joint ventures for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value.  For equity method investees, we consider financial and other information provided by the investee as well as other known information, including recent market activity and prospects for future activity, in determining whether an impairment has occurred.  Based on our reviews performed, we concluded that no impairment existed as of December 31, 2022 or 2021.
We had non-income producing commercial real estate, consisting of vacant properties and properties under development, of $35.7 million at December 31, 2022, compared to $41.0 million at December 31, 2021.  None of our real estate joint ventures were non-income producing at December 31, 2022 or December 31, 2021.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
4. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  We maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
We categorize our financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from a third-party pricing service or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect our assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Fixed Maturity and Equity Securities
Fixed maturity securities available for sale and equity securities are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.
Short-Term Investments
Short-term investments include highly-liquid investments in institutional money market funds that are carried at NAV.  The carrying value of short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Other Investments
Other investments include hedge positions classified as derivatives that are established in relation to the Company's indexed universal life portfolio.  These positions are recorded at fair value and are classified as Level 2.  Other investments also include holdings in certain mineral rights, which are valued giving consideration to the underlying holdings of the real estate interests.  These investments are classified as Level 3.
Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on that date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  We have not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.
Reserves established in relation to the Company's hedge positions on its indexed universal life portfolio are considered to be financial derivatives and are accounted for at fair value.  These reserves are classified as level 3.
Guaranteed Minimum Withdrawal Benefits Included in Other Policyholder Funds
Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Determination of Fair Value
We utilized external third-party pricing services at both December 31, 2022 and December 31, 2021 to determine the majority of our fair values on fixed maturity and equity securities.  At December 31, 2022, approximately 83% of the carrying value of these investments was from an external pricing service, 17% was from brokers, and less than 1% was derived from internal matrices and calculations.  At December 31, 2021, approximately 90% of the carrying value of these investments was from an external pricing service, 10% was from brokers, and less than 1% was derived from internal matrices and calculations.  We review prices received from service providers for reasonableness and unusual fluctuations, but we generally accept the price identified from the pricing service.  In the event a price is not available from the third-party pricing service, we pursue external pricing from brokers.  Generally, we pursue and utilize only one broker quote per security.  In doing so, we only solicit brokers who have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, we determine a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  We utilize available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, we evaluate the prices received from the third-party pricing service and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  We corroborate and validate the pricing source through a variety of procedures that include but are not limited to: comparison to brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, we analyze the third-party pricing service's methodologies and related inputs and also evaluate the various types of securities in our investment portfolio to determine an appropriate fair value hierarchy.  Finally, we also perform additional evaluations when individual prices fall outside tolerance levels when comparing prices received from the third-party pricing service.
Fair value measurements for assets and liabilities where limited or no observable market data exists are calculated using our own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.
Our own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to us by fund managers.
The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  Cash flows are discounted at the risk-free rate plus a spread for issuer discount (non-performance) risk.  The risk neutral scenarios are generated using the current risk-free rate curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption is based on the 2012 Individual Annuity Reserving Table.  The source for risk-free rates was changed in the third quarter of 2022, to use the Treasury (CMT) rate curve instead of the London Interbank Offered Rate (LIBOR) Swap curve.  This change was made due to the upcoming change in publication and anticipated cessation of LIBOR rates.  The change in rates did not result in a material impact to the consolidated financial statements for the year ended December 31, 2022.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Categories Reported at Fair Value
The following tables present the fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.  We sold all of our corporate private-labeled residential mortgage-backed securities during 2022.
	2022
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$8,837	$94,002	$—	$102,839
Federal agency issued residential mortgage-backed securities [1]	—	56,493	—	56,493
Subtotal	8,837	150,495	—	159,332
Corporate obligations:
Industrial	—	300,302	—	300,302
Energy	—	75,166	—	75,166
Communications and technology	—	159,716	—	159,716
Financial	—	349,655	—	349,655
Consumer	—	428,322	—	428,322
Public utilities	—	272,247	—	272,247
Subtotal	—	1,585,408	—	1,585,408
Municipal securities	—	249,826	—	249,826
Other	—	205,027	—	205,027
Redeemable preferred stocks	—	5,226	—	5,226
Fixed maturity securities	8,837	2,195,982	—	2,204,819
Equity securities	425	1,151	342	1,918
Short-term investments	58,497	—	—	58,497
Other investments	—	2,960	436	3,396
Separate account assets	—	381,581	—	381,581
Total	$67,759	$2,581,674	$778	$2,650,211

Percent of total	3%	97%	—%	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$—	$—	$2,802	$2,802
Other policyholder funds:
Guaranteed minimum withdrawal benefits	—	—	(2,849)	(2,849)
Separate account liabilities	—	381,581	—	381,581
Total	$—	$381,581	$(47)	$381,534
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	2021
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$9,489	$150,951	$—	$160,440
Federal agency issued residential mortgage-backed securities [1]	—	75,698	—	75,698
Subtotal	9,489	226,649	—	236,138
Corporate obligations:
Industrial	—	437,718	—	437,718
Energy	—	156,191	—	156,191
Communications and technology	—	249,552	—	249,552
Financial	—	488,342	—	488,342
Consumer	—	684,461	—	684,461
Public utilities	—	373,351	—	373,351
Subtotal	—	2,389,615	—	2,389,615
Corporate private-labeled residential mortgage-backed securities	—	12,044	—	12,044
Municipal securities	—	268,955	—	268,955
Other	—	175,397	—	175,397
Redeemable preferred stocks	—	6,048	—	6,048
Fixed maturity securities	9,489	3,078,708	—	3,088,197
Equity securities	406	3,270	—	3,676
Short-term investments	74,501	—	—	74,501
Other investments	—	6,688	—	6,688
Separate account assets	—	504,976	—	504,976
Total	$84,396	$3,593,642	$—	$3,678,038

Percent of total	2%	98%	—%	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$—	$—	$6,264	$6,264
Other policyholder funds:
Guaranteed minimum withdrawal benefits	—	—	(149)	(149)
Separate account liabilities	—	504,976	—	504,976
Total	$—	$504,976	$6,115	$511,091
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below.
	2022
	Assets	Liabilities
	Equity Securities and Other Investments	Indexed Universal Life	GMWB
Beginning balance	$—	$6,264	$(149)
Included in earnings	212	(3,462)	(2,872)
Included in other comprehensive income (loss)	—	—	—
Purchases, issuances, sales and other dispositions:
Purchases	566	—	—
Issuances	—	—	308
Sales	—	—	—
Other dispositions	—	—	(136)
Transfers out of Level 3	—	—	—
Ending balance	$778	$2,802	$(2,849)

	2021
	Liabilities
	Indexed Universal Life	GMWB
Beginning balance	$5,402	$2,201
Included in earnings	862	(3,208)
Included in other comprehensive income (loss)	—	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—
Issuances	—	1,018
Sales	—	—
Other dispositions	—	(160)
Transfers out of Level 3	—	—
Ending balance	$6,264	$(149)
We did not have any transfers between any levels during the years ended December 31, 2022 or December 31, 2021.
We use the Black Scholes valuation method, including parameters for market volatility, risk-free rate, and index level, for the indexed universal life liabilities categorized as Level 3.  We also use a 100% persistency assumption.  Persistency of the business is an unobservable input.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2022.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(2,849)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.33%-1.40%
The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2021.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(149)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.27%-1.13%
The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  Unobservable inputs include mortality, lapse, benefit utilization, and nonperformance risk adjustments.  Increases in mortality, lapses, and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.
Following are estimates of the impact from changes in unobservable inputs on the GMWB liability at December 31.
	2022	2021
	Increase/(Decrease) in millions
A 10% increase in the mortality assumption	$(0.1)	$(0.2)
A 10% decrease in the lapse assumption	—	0.3
A 10% increase in the benefit utilization	0.4	1.1
A 10 basis point increase in the credit spreads used for non-performance	(0.2)	(0.4)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The following tables present a summary of fair value estimates for financial instruments at December 31.  Assets and liabilities that are not financial instruments are not included in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.
	2022
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Mortgage loans	$—	$—	$538,275	$538,275	$591,928
Policy loans	—	—	82,739	82,739	82,739
Other investments	—	9,044	—	9,044	9,044

Liabilities:
Individual and group annuities	—	—	1,125,759	1,125,759	1,142,528
Supplementary contracts and annuities without life contingencies	—	—	52,242	52,242	56,407
Policyholder account balances:
Funding agreement	—	100,614	—	100,614	100,614

	2021
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Mortgage loans	$—	$—	$613,829	$613,829	$596,037
Policy loans	—	—	82,060	82,060	82,060
Other investments	—	6,152	—	6,152	6,152

Liabilities:
Individual and group annuities	—	—	1,088,328	1,088,328	1,106,065
Supplementary contracts and annuities without life contingencies	—	—	54,248	54,248	54,899
Policyholder account balances:
Funding agreement	—	30,023	—	30,023	30,023

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
5. Financing Receivables
We have financing receivables with specific maturity dates that are recognized as assets in the Consolidated Balance Sheets.
The following table identifies financing receivables by classification amount at December 31.
	2022	2021
Agent receivables, net (allowance $198; 2021 - $912)	$1,635	$1,819
Investment-related financing receivables:
Mortgage loans, net (allowance $2,753; 2021 - $2,792)	591,928	596,037
Total financing receivables	$593,563	$597,856
Agent Receivables
We have certain agent receivables that are classified as financing receivables.  These receivables from agents are specifically assessed for collectibility and are reduced by an allowance for doubtful accounts.  Agent receivables are included in Other Assets in the Consolidated Balance Sheets.
The following table details the gross receivables, allowance, and net receivables for the two types of agent receivables at December 31.
	2022			2021
	Gross Receivables	Allowance	Net Receivables	Gross Receivables	Allowance	Net Receivables
Agent specific loans	$543	$150	$393	$833	$266	$567
Other agent receivables	1,290	48	1,242	1,898	646	1,252
Total	$1,833	$198	$1,635	$2,731	$912	$1,819
The following table details the activity within the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are included as deductions.
	2022	2021
Beginning of year	$912	$1,084
Additions	261	58
Deductions	(975)	(230)
End of year	$198	$912
Mortgage Loans
We classify our mortgage loan portfolio as long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accretion of discount, less an allowance for loan losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.
If a mortgage loan is placed on non-accrual status, we do not accrue interest income in the financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then we return the loan to active status and accrue income accordingly.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table details the mortgage loan portfolio as collectively or individually evaluated for impairment at December 31.
	2022	2021
Mortgage loans collectively evaluated for impairment	$560,612	$563,196
Mortgage loans individually evaluated for impairment	34,069	35,633
Allowance for loan losses	(2,753)	(2,792)
Carrying value	$591,928	$596,037
Generally, we consider our mortgage loans to be a portfolio segment.  We consider our primary class to be property type.  We primarily use loan-to-value as our credit risk quality indicator but also monitor additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 3 - Investments, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.
There were no mortgage loans that were past due at December 31, 2022 or December 31, 2021.
We had no troubled debt restructurings during 2022 or 2021.
The following table details the activity within the allowance for mortgage loan losses at December 31.  The provision reflects new loans and maturities, and the deductions reflect payments on loans and recoveries received.
	2022	2021
Beginning of year	$2,792	$2,854
Provision	387	539
Deductions	(426)	(601)
End of year	$2,753	$2,792
The allowance for loan losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, we establish the allowance for loan losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identify an allowance for loan losses on loans that contain elevated risk profiles.  If we determine through our evaluation that a loan has an elevated specific risk profile, we then individually assess the loan’s risk profile and may assign a specific allowance value based on many factors, including those identified below.
Macro-environmental and elevated risk profile considerations:
•	Current industry conditions, inclusive of the COVID-19 pandemic, that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which we have mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that we may perceive as important or critical given our portfolio; and
•
Analysis of our loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.
We have not acquired any mortgage loans with deteriorated credit quality during the years presented.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
As part of our process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:
•	The risk that our assessment of a borrower's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to us;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that we will not obtain all of the contractual payments.
To the extent our review and evaluation determines a loan is impaired, that amount is charged to the allowance for loan losses and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is recorded at fair value, less costs to sell the property at the time of foreclosure, with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where we have the ability and intent to manage these properties on an ongoing basis.
6. Variable Interest Entities (VIEs)
We invest in certain affordable housing and real estate joint ventures that are classified as VIEs.  These VIEs are included in Real Estate in the Consolidated Balance Sheets.  We also invest in certain private equity security interests.  These VIEs are included in Other Investments in the Consolidated Balance Sheets.
The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in these joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  Our investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  We amortize the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Consolidated Statements of Comprehensive Income as a component of Income Tax Expense.  The tax credits reduce tax expense while the amortization increases tax expense.
The following table provides information regarding our VIEs that generate tax credits and related amortization for the years ended December 31.
	2022	2021	2020
Federal income tax credits realized	$405	$920	$1,697
Amortization	193	672	1,093
Our investments in other real estate VIEs and private equity security interest VIEs are recorded using the equity method.  Cash distributions from the VIEs and cash contributions to the VIEs are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of Income Tax Expense, depending upon the nature and primary design of the investment.  We evaluate the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  No impairments were recorded during the years ended December 31, 2022, December 31, 2021, or December 31, 2020.
Investments in the affordable housing and real estate joint ventures are interests that absorb portions of the VIE's expected losses.  These investments also receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  We make an assessment of whether we are the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  We consider many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether we have

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by us in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which we share in the VIE's expected losses and residual returns.
The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which we hold a variable interest, but are not the primary beneficiary, and which had not been consolidated at December 31, 2022 and December 31, 2021.  The table includes investments in one real estate joint venture, six affordable housing real estate joint ventures, and one private equity security interest at December 31, 2022 and two real estate joint ventures and seven affordable housing real estate joint ventures at December 31, 2021.  In 2021, we sold our membership in three real estate joint ventures for $20.2 million.
	2022		2021
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$1,680	$1,680	$978	$978
Affordable housing real estate joint ventures	1,791	8,794	1,996	10,223
Private equity security interests	6,309	32,009	—	—
Total	$9,780	$42,483	$2,974	$11,201
The maximum exposure to loss relating to the real estate joint ventures, affordable housing real estate joint ventures, and private equity security interests is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable, but which may become due in the future.
At December 31, 2022 and December 31, 2021, we had no equity commitments outstanding to the real estate joint venture VIEs.  At December 31, 2022 and December 31, 2021, we had no contingent commitments to fund additional equity contributions for operating support to real estate joint venture VIEs.  At December 31, 2022, we had unfunded commitments of $27.1 million for additional private equity security interest contributions.  At December 31, 2021, we had no commitments to fund additional private equity security interest contributions.
In addition, the maximum exposure to loss on affordable housing joint ventures included $5.2 million of losses which could be realized if the tax credits received by the VIEs were recaptured at December 31, 2022, compared to $6.2 million at December 31, 2021.  Recapture events would cause us to reverse some or all of the benefit previously recognized by us or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  Guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to our interests in the VIE may mitigate the potential exposure due to recapture.
7. Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
The total separate account assets were $381.6 million at December 31, 2022 and $505.0 million at December 31, 2021.  Variable universal life and variable annuity assets comprised 32% and 68% of total separate account assets in 2022, compared to 31% and 69% of the total in 2021.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides a reconciliation of activity within separate account liabilities at December 31.
	2022	2021
Balance at beginning of year	$504,976	$463,041
Deposits on variable policyholder contracts	21,185	29,108
Transfers to general account	(5,096)	(5,271)
Investment performance	(89,271)	77,678
Policyholder benefits and withdrawals	(37,925)	(46,453)
Contract charges	(12,288)	(13,127)
Balance at end of year	$381,581	$504,976
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The value of the separate accounts with the GMWB rider was recorded at fair value of $92.8 million at December 31, 2022.  The fair value of the separate accounts with the GMWB rider was $122.5 million at December 31, 2021.  The GMWB guarantee liability was $(2.8) million at December 31, 2022 and $(0.1) million at December 31, 2021.  The change in this value is included in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in Separate Account Liabilities, and the value of the rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.
We have two blocks of variable universal life policies and variable annuity contracts from which fees are received.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  We have a direct block of ongoing business identified in the Consolidated Balance Sheets as Separate Account Assets, totaling $381.6 million at December 31, 2022 and $505.0 million at December 31, 2021, and corresponding Separate Account Liabilities of an equal amount.  The fixed-rate funds for these policies are included in our general account as policyholder account balances.  The future policy benefits for the direct block approximated $0.5 million at December 31, 2022 and $0.4 million at December 31, 2021.
In addition, we have an assumed closed block of variable universal life and variable annuity business that totaled $317.9 million at December 31, 2022 and $392.7 million at December 31, 2021.  As required under modified coinsurance transaction accounting, the assumed separate account fund balances are not recorded as separate accounts on our consolidated financial statements.  Rather, the assumed fixed-rate funds for these policies of $37.0 million at December 31, 2022 and $34.1 million at December 31, 2021 are included in our general account as policyholder account balances.  The future policy benefits for the assumed block approximated $0.5 million at both December 31, 2022 and December 31, 2021.
Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts and on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Separate account balances for variable annuity contracts were $258.1 million at December 31, 2022 and $347.0 million at December 31, 2021.  The total reserve held for variable annuity GMDB was $0.2 million at December 31, 2022 and less than $0.1 million at December 31, 2021.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2022 and 2021 is provided below:
	2022			2021
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$199,394	$3,674	63.9	$264,983	$96	63.5
Return of the greater of the highest anniversary contract value or net deposits	8,095	1,520	71.7	11,712	7	71.2
Return of the greater of every fifth year highest anniversary contract value or net deposits	4,934	97	68.5	7,077	19	69.2
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	45,676	12,125	65.7	63,227	1,460	64.8
Total	$258,099	$17,416	64.6	$346,999	$1,582	64.1
The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.
	2022	2021
Money market	$2,036	$2,154
Fixed income	11,490	14,941
Balanced	69,906	91,029
International equity	16,119	21,238
Intermediate equity	132,830	180,005
Aggressive equity	25,718	37,632
Total	$258,099	$346,999

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
8. Unpaid Claims Liability and Short-Duration Contracts
The liability for unpaid claims is included with Policy and Contract Claims and Future Policy Benefits in the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented.
The following tables present activity in the accident and health portion of the unpaid claims liability by segment for the years ended December 31.  Classified as policy and contract claims, but excluded from these tables due to immateriality, are amounts recorded for group life, individual life, and deferred annuities.
	2022
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$669	$30,670	$2,293	$33,632
Less reinsurance recoverable	(353)	(21,991)	(2,263)	(24,607)
Net liability at beginning of year	316	8,679	30	9,025
Incurred benefits related to:
Current year	18	27,792	34	27,844
Prior years [1]	(99)	(805)	(20)	(924)
Total incurred benefits	(81)	26,987	14	26,920
Paid benefits related to:
Current year	3	23,125	4	23,132
Prior years	71	4,770	10	4,851
Total paid benefits	74	27,895	14	27,983
Net liability at end of year	161	7,771	30	7,962
Reinsurance recoverable	399	20,006	2,169	22,574
Gross liability at end of year	$560	$27,777	$2,199	$30,536
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
	2021
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$606	$31,572	$2,595	$34,773
Less reinsurance recoverable	(412)	(23,565)	(2,565)	(26,542)
Net liability at beginning of year	194	8,007	30	8,231
Incurred benefits related to:
Current year	240	27,851	31	28,122
Prior years [1]	(1)	(817)	(25)	(843)
Total incurred benefits	239	27,034	6	27,279
Paid benefits related to:
Current year	46	22,437	1	22,484
Prior years	71	3,925	5	4,001
Total paid benefits	117	26,362	6	26,485
Net liability at end of year	316	8,679	30	9,025
Reinsurance recoverable	353	21,991	2,263	24,607
Gross liability at end of year	$669	$30,670	$2,293	$33,632
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	2020
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$659	$32,169	$3,952	$36,780
Less reinsurance recoverable	(455)	(23,983)	(3,921)	(28,359)
Net liability at beginning of year	204	8,186	31	8,421
Incurred benefits related to:
Current year	66	24,148	31	24,245
Prior years [1]	22	(802)	11	(769)
Total incurred benefits	88	23,346	42	23,476
Paid benefits related to:
Current year	35	20,013	1	20,049
Prior years	63	3,512	42	3,617
Total paid benefits	98	23,525	43	23,666
Net liability at end of year	194	8,007	30	8,231
Reinsurance recoverable	412	23,565	2,565	26,542
Gross liability at end of year	$606	$31,572	$2,595	$34,773
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
The following table presents the reconciliation of amounts in the above tables to Policy and Contract Claims and claim reserves that are included in Future Policy Benefits as presented in the Consolidated Balance Sheets at December 31.
	2022	2021	2020
Individual Insurance Segment:
Individual accident and health	$560	$669	$606
Individual life	32,966	42,915	42,860
Deferred annuity	2,936	4,306	5,743
Subtotal	36,462	47,890	49,209

Group Insurance Segment:
Group accident and health	27,777	30,670	31,572
Group life	3,453	3,978	3,573
Subtotal	31,230	34,648	35,145

Old American Segment:
Individual accident and health	2,199	2,293	2,595
Individual life	10,141	11,050	12,105
Subtotal	12,340	13,343	14,700
Total	$80,032	$95,881	$99,054
For short-duration contracts, IBNR liabilities for the group long-term disability product that were included in the liability for unpaid claims and claim adjustment expenses, net of reinsurance, totaled $0.6 million at both December 31, 2022 and December 31, 2021.  These liabilities were calculated by the reinsurers of the various blocks of group long-term disability business, using percent of premium methodologies with varying factors.  Claim frequencies were calculated for the long-term disability product using information that includes paid and pending claims at the claimant level.  Thus, frequency is measured by individual claimant.  Claims that are counted in a particular year as a liability but do not result in a liability in future years are not included once the claim is settled.  There have been no significant changes to the methodologies for calculating claim frequencies, incurred-but-not-reported liabilities, or any other unpaid claims liabilities for the long-term disability product during the years presented.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The liabilities in the following table for group long-term disability claims involve present value of future benefits calculations.  The carrying amount of liabilities at December 31, 2022 was $4.5 million, consisting of an undiscounted amount of $5.7 million and an aggregated discount amount deducted of $1.2 million.  Discount rates ranged from 2.60% to 8.00% for the various blocks of group long-term disability business included in the totals.
The following table provides incurred claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2022.  The information about incurred claims development for the years ended December 31, 2013 to December 31, 2021 is presented as unaudited supplementary information.
	For the Years Ended December 31,
Year Incurred	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	Total of IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
2013	$806	$836	$815	$838	$838	$822	$854	$869	$863	$868	$—	236
2014		868	955	799	768	770	728	735	729	736	—	186
2015			989	918	701	697	643	646	641	644	—	230
2016				1,694	1,552	1,382	1,412	1,284	962	947	—	244
2017					2,038	1,727	1,513	1,436	1,431	1,369	—	257
2018						2,473	2,192	2,135	1,745	1,620	—	297
2019							2,056	2,036	1,879	1,778	—	331
2020								1,483	1,094	936	—	198
2021									1,873	1,496	—	227
2022										1,609	643	128
										$12,003
The following table provides cumulative paid claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2022.  The information about paid claims development for the years ended December 31, 2013 to December 31, 2021 is presented as unaudited supplementary information.
	For the Years Ended December 31,
Year Incurred	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
2013	$91	$336	$449	$501	$537	$564	$600	$630	$657	$684
2014		71	276	411	481	499	517	550	579	605
2015			100	390	491	531	545	561	573	584
2016				164	505	626	690	736	783	804
2017					162	549	703	785	867	926
2018						208	681	869	1,012	1,108
2019							251	752	980	1,108
2020								162	469	604
2021									237	706
2022										177
									Total	$7,306
All outstanding liabilities before 2013, net of reinsurance										$994
Liabilities for claims and claim adjustment expenses, net of reinsurance										$5,691

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides a reconciliation of incurred and paid claims development information to the aggregate carrying amount of the liability for unpaid claims and claim adjustment expenses at December 31.  Included in other short-duration contracts are group life, group short-term disability, group dental, group vision, and individual accident and health for the Individual Insurance and Old American segments, none of which are individually significant.
	2022	2021
Net outstanding liabilities:
Group long-term disability	$5,691	$6,049
Other short-duration contracts	6,351	7,549
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	12,042	13,598
Reinsurance recoverable on unpaid claims:
Group long-term disability	24,459	26,214
Other short-duration contracts	3,183	3,294
Total reinsurance recoverable on unpaid claims	27,642	29,508

Insurance lines other than short-duration	46,061	58,289
Unallocated claims adjustment expenses	—	—
Impact of discounting	(5,713)	(5,514)
Other	—	—
	40,348	52,775
Total gross liability for unpaid claims and claim adjustment expenses	$80,032	$95,881
The following table provides the historical average annual percentage payout of incurred claims by age, net of reinsurance, at December 31, 2022.
	Years
	1	2	3	4	5
Group long-term disability	13.60%	31.90%	13.70%	7.30%	4.20%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
9. Participating Policies
We have insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  These insurance contracts were directly issued by the Company or were acquired through the purchase of participating blocks of business, largely through reinsurance assumption transactions.  Participating business approximated 6% of total statutory premiums in both 2022 and 2021.  Assumed participating business from the acquisition of closed blocks of business accounted for 98% of total participating statutory premiums in both 2022 and 2021.   Participating business equaled 5% of total life insurance in force at both December 31, 2022 and December 31, 2021.  Assumed participating business accounted for 97% of total participating life insurance in force at both December 31, 2022 and December 31, 2021.
The amount of dividends to be paid is determined annually by our Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.
10. Debt
Notes Payable
We had no notes payable outstanding at December 31, 2022 or December 31, 2021.
We had unsecured revolving lines of credit with two major commercial banks that totaled $80.0 million at December 31, 2022,  with no balances outstanding.  We had unsecured revolving lines of credit with three major commercial banks that totaled $70.0 million at December 31, 2021, with no balances outstanding.  The lines of credit are at variable interest rates based upon short-term indices maturing in June of 2023.  We anticipate renewing these lines of credit as they come due.  One line of credit includes a $20.0 million portion that can be unconditionally canceled by the lending institution at its discretion at any time.
The Company has access to secured borrowings through repurchase agreements with two major financial counterparties.  The Company had no transactions that occurred under these agreements during 2022 or 2021 and had no outstanding borrowings as of December 31, 2022 or December 31, 2021.  Any borrowings drawn under these agreements require a variable interest rate based upon short-term indices and approval from the counterparty at the time of the transaction.  No securities are currently pledged under these agreements.
As a member of the FHLB, we have the ability to borrow on a collateralized basis from the FHLB.  Through this membership, we will have a specific borrowing capacity based upon the amount of collateral we establish.  At December 31, 2022, collateral comprised primarily of securities and mortgages in the amount of $295.6 million, with a fair value of $264.2 million, were pledged to the FHLB, providing a borrowing capacity of $209.7 million.  At December 31, 2021, collateral comprised primarily of securities and mortgages in the amount of $254.5 million, with a fair value of $254.6 million, were pledged to the FHLB, providing a borrowing capacity of $196.3 million.  The rates of interest are variable and set by the FHLB at the time of the advance.  The Company's capital investment totaled $9.0 million at December 31, 2022 and $6.2 million at December 31, 2021 and is included in Other Investments in the Consolidated Balance Sheets.  Dividends received on the capital investment totaled $0.3 million for the year ended December 31, 2022, $0.2 million for the year ended December 31, 2021, and $0.1 million for the year ended December 31, 2020.
Funding Agreements
During 2021, the Company began entering into advance funding agreements with the FHLB.  Under the agreements, the Company pledges fixed maturity security and commercial mortgage loan collateral and receives cash, which is then reinvested, primarily into other fixed maturity securities.  Securities pledged as collateral may not be sold or re-pledged by the Company.  The investments pledged and outstanding advance agreements are included in the overall borrowing capacity established with the FHLB.    We have established a maximum participation of $100.0 million with this program.  Total obligations outstanding under these agreements, which mature between 2024 and 2027, were $100.0 million at December 31, 2022 and $30.0 million at December 31, 2021 and are reported as Policyholder Account Balances in the Consolidated Balance Sheets.  Accrued interest on these obligations totaled $0.6 million at December 31, 2022 and less than $0.1 million at December 31, 2021.  Interest is credited based on variable rates set by the FHLB and totaled $2.0 million for the year ended December 31, 2022 and less than $0.1 million for the year ended December 31, 2021.  Interest income on the variable rate fixed maturity securities totaled $3.1 million for the year ended December 31, 2022 and $0.2 million for the year ended December 31, 2021.  Cash interest payments were $1.5 million during the year ended December 31, 2022 and less than $0.1 million during the year ended December 31, 2021.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
11. Income Taxes
The following table provides information about income taxes for the years ended December 31.
	2022	2021	2020
Current income tax expense	$2,496	$7,587	$6,695
Deferred income tax benefit	(7,035)	(5,371)	(5,951)
Total income tax expense (benefit)	$(4,539)	$2,216	$744
The following table provides information about taxes paid for the years ended December 31.
	2022	2021	2020
Cash paid for income taxes	$2,766	$7,273	$3,667
The following table provides a reconciliation of the federal income tax rate to our effective income tax rate for the years ended December 31.
	2022		2021		2020
Federal income tax rate	21%		21%		21%
Tax credits, net of equity adjustment	2%		(5	) %	(6	) %
Impact of CARES Act	—%		—%		(7	) %
Permanent differences and other	(1	) %	1%		(3	) %
Effective income tax rate	22%		17%		5%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2022	2021
Deferred tax assets:
Future policy benefits	$17,650	$23,691
Unrealized investment losses	56,830	—
Employee retirement benefits	4,010	6,855
Tax carryovers	508	831
Legal reserve	5,956	—
Other	5,988	1,788
Deferred tax assets	90,942	33,165
Valuation allowance	(189)	—
Deferred tax assets, net of valuation allowance	90,753	33,165
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	(3,028)	(2,683)
Unrealized investment gains	—	(40,597)
Capitalization of DAC, net of amortization	(33,901)	(28,814)
VOBA	(3,877)	(1,507)
Property and equipment	(2,266)	(2,876)
Deferred tax liabilities	(43,072)	(76,477)
Net deferred tax asset (liability)	47,681	(43,312)
Current tax liability	(1,048)	(1,510)
Income taxes receivable (payable)	$46,633	$(44,822)
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on our anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, and tax planning strategies that are prudent and feasible.  In management’s opinion, it is more likely than not that we will realize the benefit of our deferred taxes.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, we are no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years prior to 2019.  We are not currently under examination by the Internal Revenue Service (IRS).
Our policy is to recognize interest and penalties accrued related to unrecognized tax benefits in Income Tax Expense (Benefit) in the Consolidated Statements of Comprehensive Income.  The Company recognized no tax benefit related to tax penalty and interest expense in 2022, 2021, or 2020.
We had no material uncertain tax positions at December 31, 2022 or December 31, 2021.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Income tax expense (benefit) is recorded in various places in our financial statements, as detailed below, for the years ended December 31.
	2022	2021	2020
Income tax expense (benefit)	$(4,539)	$2,216	$744
Stockholders’ equity:
Related to:
Change in net unrealized gains (losses) on securities available for sale	(97,428)	(26,811)	30,809
Effect on DAC, VOBA, and DRL	8,330	2,112	(2,076)
Change in policyholder liabilities	7,112	2,458	(4,222)
Change in benefit plan obligations	(1,970)	1,360	289
Total income tax expense (benefit) included in financial statements	$(88,495)	$(18,665)	$25,544
The Coronavirus Aid, Relief and Economic Security Act (CARES Act) was signed into law on March 27, 2020, in an effort to provide fast and direct economic assistance to Americans during the COVID-19 health crisis.  The CARES Act had several income tax provisions that were utilized, which had a direct impact on our effective tax rate and income tax expense for 2020.  The benefits that applied to us included, but were not limited to, the ability to carry back net operating losses and the acceleration of the recovery of Alternative Minimum Tax (AMT) credits.  The 7% decrease in the effective tax rate noted above for 2020 was primarily the result of our ability to carry back net operating losses from the taxable years 2018 through 2020, which were taxed at a federal income tax rate of 21%, to the taxable years 2013 through 2017, which were taxed at a federal income tax rate of 35%.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
12. Pensions and Other Postemployment Benefits
We have pension and other postemployment benefit plans covering substantially all of our employees for which the annual measurement date is December 31.
The Kansas City Life Cash Balance Pension Plan (pension plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits were frozen, and that no further benefits or accruals were earned after December 31, 2010.  Although participants no longer accrue additional benefits under the pension plan at December 31, 2010, participants continue to earn years of service for vesting purposes under the pension plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account continues to earn annual interest.  Pension plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year U.S. Treasury bond rate for November of each year or 5.00%.  Annual interest was calculated using 5.00% for 2022 and 2021.
The benefits expected to be paid in each year from 2023 through 2027 are as follows: $10.2 million in 2023; $8.4 million in 2024; $8.1 million in 2025; $7.7 million in 2026; and $7.7 million in 2027.  The aggregate benefits expected to be paid in the five years from 2028 through 2032 are $36.3 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2022 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2023 contribution for the pension plan has not been determined.
The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2022	Target Allocation	2021	Target Allocation

Equity securities	41%	28% - 48%	39%	28% - 48%
Asset allocation and alternative assets	15%	10% - 20%	15%	10% - 20%
Debt securities	44%	30% - 60%	46%	30% - 60%
Cash and cash equivalents	—%	0% - 10%	—%	0% - 10%
Certain of our pension plan assets consist of investments in pooled separate accounts.  The NAV of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and is used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the pension plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.
The current assumption for the expected long-term rate of return on plan assets is 5.80%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the pension plan.  Effective January 1, 2023, the assumption for the expected long-term rate of return on plan assets was 6.83%.
The assumed discount rate used to determine the benefit obligation was 4.90% for pension benefits and 4.96% for postemployment benefits.  The discount rates were determined by reference to the FTSC Pension Discount Curve (formerly the Citigroup Pension Liability Yield Curve) on December 31, 2022.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The postemployment medical plans for eligible employees and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2023 through 2027 are as follows: $0.9 million in 2023; $0.9 million in 2024; $1.0 million in 2025; $0.9 million in 2026; and $0.9 million in 2027.  The aggregate benefits expected to be paid in the five years from 2028 through 2032 are $3.9 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2022.  The 2023 contribution for the postemployment medical plans is estimated to be $0.9 million.  The Company pays these medical costs as they become due and the postemployment plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact our disclosures.
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned first year individual life and annuity commissions.  Contributions to these plans were $0.1 million in 2022 and $0.1 million in 2021 and $0.2 million in 2020.  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans were $0.2 million in 2022, $0.2 million in 2021, and $0.3 million in 2020.
Savings plans for eligible employees and agents match employee and agent contributions up to 8.00% of salary and 2.50% of agents’ prior year paid commissions.  Contributions to the savings plans were $2.4 million in 2022, $2.5 million in 2021, and $2.6 million in 2020.  We may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company did not make a profit sharing contribution in 2022, 2021, or 2020.
We recognize the funded status of our pension and postemployment plans in the Consolidated Balance Sheets, measured as the difference between plan assets at fair value and the projected benefit obligation.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within Other Comprehensive Income (Loss), net of taxes.
Significant sources of actuarial gains and losses for the pension plan included the impact of changes to the discount rate resulting in gains of $24.0 million during 2022 and gains of $5.8 million during 2021.  The pension plan included losses from asset returns compared to expected returns of $35.2 million in 2022 and gains of $5.5 million in 2021.  The mortality assumption and lump sum interest changes resulted in losses of $1.9 million in 2022 and losses of $0.7 million in 2021.  The pension plan included losses from census change of $1.0 million and future cost of living adjustment of $2.3 million in 2022.  The pension plan included losses from census change of $3.9 million and future cost of living adjustment of $2.4 million in 2021.  The significant sources of actuarial gains and losses for other postretirement benefits included the impact of changes to the discount rate resulting in gains of $3.9 million in 2022 and gains of $0.9 million in 2021 and gains from updated claims costs of $1.0 million in 2022 and losses of $0.6 million in 2021.  The postretirement benefits did not include any gains or losses from spouse participation assumption in 2022, compared to gains of $0.6 million in 2021.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The following tables provide information regarding pension benefits and other postemployment benefits (OPEB) for the years ended December 31.
	Pension Benefits		OPEB
	2022	2021	2022	2021
Change in projected benefit obligation:
Benefit obligation at beginning of year	$124,107	$130,242	$19,006	$20,105
Service cost	—	—	124	181
Interest cost	2,942	2,505	498	460
Plan participants' contributions	—	—	605	547
Actuarial loss (gain)	(19,146)	1,222	(5,575)	(781)
Benefits paid	(10,225)	(9,862)	(1,683)	(1,506)
Benefit obligation at end of year	$97,678	$124,107	$12,975	$19,006

Change in plan assets:
Fair value of plan assets at beginning of year	$171,562	$165,647	$—	$—
Return on plan assets	(25,545)	14,749	—	—
Plan participants' contributions	—	—	605	547
Company contributions	100	1,028	1,078	959
Benefits paid	(10,225)	(9,862)	(1,683)	(1,506)
Fair value of net plan assets at end of year	$135,892	$171,562	$—	$—

Under (over) funded status at end of year	$(38,214)	$(47,455)	$12,975	$19,006

	Pension Benefits		OPEB
	2022	2021	2022	2021
Amounts recognized in accumulated other comprehensive income (loss):
Net loss (gain)	$73,413	$59,413	$(13,346)	$(8,672)
Prior service credit	(1,142)	(1,208)	—	—
Total accumulated other comprehensive income (loss)	$72,271	$58,205	$(13,346)	$(8,672)

	Pension Benefits		OPEB
	2022	2021	2022	2021
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net loss (gain)	$16,067	$(4,248)	$(5,575)	$(781)
Amortization of net gain (loss)	(2,066)	(2,374)	902	864
Amortization of prior service credit	66	66	—	—
Total loss (gain) recognized in other comprehensive income (loss)	$14,067	$(6,556)	$(4,673)	$83

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	Pension Benefits		OPEB
	2022	2021	2022	2021
Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	4.90%	2.47%	4.96%	2.68%

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	2.47%	2.00%	2.68%	2.33%
Expected return on plan assets	5.80%	5.77%	—%	—
The following table presents the fair value of each major category of pension plan assets at December 31.
	2022	2021
Fixed maturity securities:
U.S. Government	$33	$85
Industrial and public utility	5,117	6,615
Investment funds:
Mutual funds	30,688	41,092
Collective trust	97,469	120,301
Limited partnerships	2,460	3,375
Other invested assets	30	31
Cash and cash equivalents	46	6
Receivables	49	57
Fair value of assets at end of year	$135,892	$171,562

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables provide the fair value hierarchy, as described in Note 4 - Fair Value Measurements, for pension plan assets at December 31.
	2022
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$33	$—	$33
Industrial and public utility	—	5,117	—	5,117
Mutual funds	30,688	—	—	30,688
Other invested assets	—	—	30	30
Total assets in the fair value hierarchy	30,688	5,150	30	35,868

Investments measured at net asset value: [1]
Collective trust				97,469
Limited partnerships				2,460
Investments at fair value				$135,797

	2021
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$85	$—	$85
Industrial and public utility	—	6,615	—	6,615
Mutual funds	41,092	—	—	41,092
Other invested assets	—	—	31	31
Total assets in the fair value hierarchy	41,092	6,700	31	47,823

Investments measured at net asset value: [1]
Collective trust				120,301
Limited partnerships				3,375
Investments at fair value				$171,499
1 These investments are valued based on net asset value per unit.  These values are provided by the fund as a practical expedient and have not been classified in the fair value hierarchy.
The following table discloses the changes in Level 3 pension plan assets measured at fair value on a recurring basis for the years ended December 31.
	2022	2021
Beginning balance	$31	$10
Gains (losses) realized and unrealized	(1)	21
Ending balance	$30	$31

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides the components of net periodic benefit cost (credit) for the years ended December 31.
	Pension Benefits			OPEB
	2022	2021	2020	2022	2021	2020
Service cost	$—	$—	$—	$124	$181	$184
Interest cost	2,942	2,505	3,494	498	460	576
Expected return on plan assets	(9,667)	(9,279)	(9,255)	—	—	—
Amortization of:
Unrecognized actuarial net loss (gain)	2,066	2,374	2,514	(902)	(864)	(1,039)
Unrecognized prior service credit	(66)	(66)	(66)	—	—	—
Net periodic benefit credit	(4,725)	(4,466)	(3,313)	(280)	(223)	(279)
Total recognized in other comprehensive income (loss)	14,067	(6,556)	(3,291)	(4,673)	83	1,915
Total recognized in net periodic benefit cost (credit) and other comprehensive income (loss)	$9,342	$(11,022)	$(6,604)	$(4,953)	$(140)	$1,636
For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 7.50%, decreasing gradually to 5.00% in 2030 and thereafter.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
13. Share-Based Payment
The Kansas City Life Insurance Company Omnibus Incentive Plan (long-term incentive plan) includes a long-term incentive benefit for senior management.  The long-term incentive plan includes a cash award to participants that may be paid, in part, based on the increase in the share price of our common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units attributable to each participant.  The increase in the share price is determined based on the change in the share price from the beginning to the end of the three-year interval.  Amounts representing dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2022.
Defined Measurement Period		Number of Units	Grant Price
2020-2022		129,114	$32.70
2021-2023		114,167	$37.39
2022-2024		116,859	$42.03
2023-2025	*	179,314	$27.60
* Effective January 1, 2023
The Company made a cash payment of $1.3 million under the long-term incentive plan during 2022 for the three-year interval ended December 31, 2021.  The Company did not make any cash payments under the long-term incentive plan during 2021 for the three-year interval ended December 31, 2020.  The Company did not make any cash payments under the long-term incentive plan during 2020 for the three-year interval ended December 31, 2019.  The change in accrual that reduced operating expense during 2022 was $1.1 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2021 was $1.5 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2020 was $0.6 million, net of tax.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
14. Reinsurance
The following table provides information about reinsurance for the years ended December 31.
	2022	2021	2020
Life insurance in force (in millions):
Direct	$50,479	$50,757	$52,334
Ceded	(31,667)	(32,269)	(32,884)
Assumed	4,316	5,082	4,121
Net	$23,128	$23,570	$23,571

Premiums:
Life insurance:
Direct	$259,646	$253,348	$265,564
Ceded	(106,060)	(98,507)	(94,074)
Assumed	5,776	7,030	4,855
Net	$159,362	$161,871	$176,345

Accident and health:
Direct	$59,253	$57,043	$58,131
Ceded	(10,007)	(10,050)	(10,720)
Net	$49,246	$46,993	$47,411
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $9.4 million at December 31, 2022 and $10.6 million at December 31, 2021.  The reserve for future policy benefits ceded under this agreement was $5.8 million at December 31, 2022 and $6.5 million at December 31, 2021.
Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement.  Effective with the sale of Sunset Life on November 1, 2021, Kansas City Life assumed the responsibility for this agreement.  The insurance in force ceded approximated $494.0 million at December 31, 2022 and $531.6 million at December 31, 2021.  Premiums totaled $5.3 million during 2022, $5.4 million during 2021, and $5.6 million during 2020.
On January 1, 2022, Old American entered into a reinsurance agreement whereby it began reinsuring 50% of new business on selected products.  Effective October 1, 2022, this agreement was modified to reinsure 75% of new business on selected products.  As part of this arrangement, the assuming entity agreed to provide certain administrative support in the form of underwriting services.  In 2022, this support was not material to the reinsurance arrangement or to the Company's operating expenses.  The insurance in force ceded approximated $66.7 million at December 31, 2022 and premiums totaled $5.4 million during 2022.
In the second quarter of 2022, the Company reinsured a block of fixed annuity business with an average crediting rate of 3.75% to a certified domestic reinsurer.  This reinsurance arrangement was effective April 1, 2022.  The contract reinsured $516.2 million in policyholder account balance liabilities in exchange for fixed maturity securities and cash, less deferred revenue.  We immediately recognized $11.6 million of certain non-refundable premiums associated with the transaction in investment income.  The remaining deferred revenue will be amortized in future periods.  The net consideration transferred to the reinsurer was $493.9 million.  This resulted in recognizing a deposit asset on reinsurance of $516.2 million at April 1, 2022.  Fixed maturity securities were transferred at market value as of the closing date of the transaction, resulting in a pre-tax net realized investment loss of $12.3 million.  We will continue to administer this business on an ongoing basis, and we will receive an ongoing expense allowance associated with these efforts.  The remaining deferred revenue liability is included in Other Liabilities in the Consolidated Balances Sheets and will be amortized over future periods consistent with the amortization of the Deposit Asset on Reinsurance.  The Company determined that the reinsurance agreement does not expose the reinsurer to a

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
significant loss from insurance risk. Therefore, the Company has recognized the reinsurance agreement using the deposit-type method of accounting.  The reserve credit transferred to the reinsurer is reported as Deposit Asset on Reinsurance in the Consolidated Balance Sheets.  As amounts are received or paid, consistent with the underlying reinsured contracts, the Deposit Asset on Reinsurance is adjusted.  The Deposit Asset on Reinsurance is also accreted to the estimated ultimate cash flows using the interest method and the adjustment is reported as Net Investment Income in the Consolidated Statements of Comprehensive Income.  In 2022, the investment income recognized was $25.6 million less $3.8 million in transferred investment income.  The interest credited on the block was $13.9 million.  As of December 31, 2022, the Deposit Asset on Reinsurance balance was $484.4 million.

Reinsurance recoverables were $389.6 million at year-end 2022, consisting of reserves ceded of $356.2 million and claims ceded of $33.4 million.  Reinsurance recoverables were $400.0 million at year-end 2021, consisting of reserves ceded of $353.1 million and claims ceded of $46.9 million.
The maximum retention on any one life during 2022 and 2021 was $0.5 million for ordinary life plans and $0.1 million for group coverage.
The following table reflects our reinsurance partners whose recoverable was 5% or greater of our total reinsurance recoverable and deposit asset on reinsurance at December 31, 2022, along with their A.M. Best credit rating.
	A.M. Best Rating		Reinsurance Recoverable and Deposit Asset on Reinsurance	% of Recoverable
RGA Reinsurance Company	A	+	$600,539	69%
Transamerica Life Insurance Company	A		120,846	14%
Other (26 Companies)			152,636	17%
Total			$874,021	100%
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.
We monitor several factors that we consider relevant as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer and significant changes or events of the reinsurer.  If we believe it is probable that any reinsurer would not be able to satisfy its obligations with us, a separate contingency reserve may be established.  At year-end 2022 and 2021, no reinsurer met these conditions.  In addition, we review the credit rating and financial statements of a reinsurer before entering into any new agreements.
Assumed Reinsurance Arrangements
We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  This block had $516.7 million of life insurance in force at December 31, 2022 and $559.1 million of life insurance in force at December 31, 2021.  This block generated life insurance premiums of $1.6 million in 2022, $1.7 million in 2021, and $1.9 million in 2020.
We acquired a block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  This block consisted of $317.9 million of separate account balances at December 31, 2022, which are included in the financial statements of American Family, compared to $392.7 million at December 31, 2021.  This block consisted of $0.5 million of future policy benefits and $37.0 million in fixed fund balances that are included in Policyholder Account Balances in the Company’s Consolidated Balance Sheets at December 31, 2022.  This block consisted of $0.5 million of future policy benefits and $34.1 million in fixed fund balances at December 31, 2021.
Effective December 31, 2020, Kansas City Life entered into a 100% assumption reinsurance agreement with Sunset Life for all direct policyholder liabilities written by Sunset Life.  Effective November 1, 2021, Kansas City Life recognized 100% of the future policy benefits and policyholder account balances as well as other related liabilities in the reinsurance assumption that

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
occurred December 31, 2020.  As Sunset Life was still part of the consolidated entity prior to November 1, 2021, this agreement had no impact on consolidated reporting.  Effective with the sale of Sunset Life on November 1, 2021, the treaty is now accounted for as an assumption reinsurance agreement from an unaffiliated third party.  The Company is pursuing a novation plan, whereby policies under this agreement will be converted to direct business of Kansas City Life.  In order to novate, certain conditions must be met as identified under state regulations.  As these conditions are met, a policy is converted to a direct policy and the reinsurance aspect is eliminated.  As of December 31, 2022, approximately two-thirds of the reserves for these policies have been converted.  This block had $1.0 billion of life insurance in force at December 31, 2022 and generated life insurance premiums of $1.2 million in 2022.  This block had $1.1 billion of life insurance in force at December 31, 2021 and generated life insurance premiums of $2.4 million in 2021.  This block consisted of $30.5 million of future policy benefits and $201.7 million of policyholder account balances at December 31, 2022.  This block consisted of $33.6 million of future policy benefits and $210.1 million of policyholder account balances at December 31, 2021.
15. Comprehensive Income (Loss)
Comprehensive Income (Loss) is comprised of Net Income (Loss) and Other Comprehensive Income (Loss).  Other Comprehensive Income (Loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC, VOBA, DRL, future policy benefits, and policyholder account balances.  In addition, Other Comprehensive Income (Loss) includes the change in the liability for benefit plan obligations.  Other Comprehensive Income (Loss) reflects these items net of tax.
The following tables provide information about Comprehensive Income (Loss).
	Year Ended December 31, 2022
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized losses arising during the year:
Fixed maturity securities	$(474,535)	$(99,652)	$(374,883)
Less reclassification adjustments:
Net realized investment losses, excluding impairment losses	(10,557)	(2,217)	(8,340)
Other-than-temporary impairment losses recognized in earnings	—	—	—
Other-than-temporary impairment losses recognized in other comprehensive loss	(34)	(7)	(27)
Net unrealized losses excluding impairment losses	(463,944)	(97,428)	(366,516)
Effect on DAC, VOBA, and DRL	39,664	8,330	31,334
Change in policyholder liabilities	33,877	7,112	26,765
Change in benefit plan obligations	(9,394)	(1,970)	(7,424)
Other comprehensive loss	$(399,797)	$(83,956)	$(315,841)
Net loss			(16,218)
Comprehensive loss			$(332,059)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	Year Ended December 31, 2021
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized losses arising during the year:
Fixed maturity securities	$(123,342)	$(25,902)	$(97,440)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	4,810	1,010	3,800
Other-than-temporary impairment losses recognized in earnings	(467)	(98)	(369)
Other-than-temporary impairment losses recognized in other comprehensive loss	(15)	(3)	(12)
Net unrealized losses excluding impairment losses	(127,670)	(26,811)	(100,859)
Effect on DAC, VOBA, and DRL	10,058	2,112	7,946
Change in policyholder liabilities	11,705	2,458	9,247
Change in benefit plan obligations	6,475	1,360	5,115
Other comprehensive loss	$(99,432)	$(20,881)	$(78,551)
Net income			10,704
Comprehensive loss			$(67,847)

	Year Ended December 31, 2020
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains arising during the year:
Fixed maturity securities	$151,735	$31,864	$119,871
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,045	1,059	3,986
Other-than-temporary impairment losses recognized in earnings	—	—	—
Other-than-temporary impairment losses recognized in other comprehensive income	(19)	(4)	(15)
Net unrealized gains excluding impairment losses	146,709	30,809	115,900
Effect on DAC, VOBA, and DRL	(9,885)	(2,076)	(7,809)
Change in policyholder liabilities	(20,104)	(4,222)	(15,882)
Change in benefit plan obligations	1,376	289	1,087
Other comprehensive income	$118,096	$24,800	$93,296
Net income			15,170
Comprehensive income			$108,466

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2022, net of tax.
	Unrealized Gain (Loss) on Non-Impaired Securities	Unrealized Gain (Loss) on Impaired Securities	Benefit Plan Obligations	DAC/VOBA/DRL Impact	Policyholder Liabilities	Total

Beginning of year	$151,660	$1,062	$(39,128)	$(12,578)	$(26,765)	$74,251
Other comprehensive income (loss) before reclassification	(373,794)	(1,089)	(7,424)	31,334	26,765	(324,208)
Amounts reclassified from accumulated other comprehensive income (loss)	8,340	27	—	—	—	8,367
Net current-period other comprehensive income (loss)	(365,454)	(1,062)	(7,424)	31,334	26,765	(315,841)
End of year	$(213,794)	$—	$(46,552)	$18,756	$—	$(241,590)
The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2021, net of tax.
	Unrealized Gain on Non-Impaired Securities	Unrealized Gain (Loss) on Impaired Securities	Benefit Plan Obligations	DAC/VOBA/DRL Impact	Policyholder Liabilities	Total

Beginning of year	$252,334	$1,247	$(44,243)	$(20,524)	$(36,012)	$152,802
Other comprehensive income (loss) before reclassification	(96,874)	(566)	5,115	7,946	9,247	(75,132)
Amounts reclassified from accumulated other comprehensive income (loss)	(3,800)	381	—	—	—	(3,419)
Net current-period other comprehensive income (loss)	(100,674)	(185)	5,115	7,946	9,247	(78,551)
End of year	$151,660	$1,062	$(39,128)	$(12,578)	$(26,765)	$74,251

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table presents the pre-tax and the related Income Tax Benefit (Expense) components of the amounts reclassified from Accumulated Other Comprehensive Income (Loss) to the Consolidated Statements of Comprehensive Income for the years ended December 31.
	2022	2021	2020
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Net realized investment gains (losses), excluding impairment losses [1]	$(10,557)	$4,810	$5,045
Income tax benefit (expense) [2]	2,217	(1,010)	(1,059)
Net of taxes	(8,340)	3,800	3,986

Other-than-temporary impairment losses [1]	(34)	(482)	(19)
Income tax benefit [2]	7	101	4
Net of taxes	(27)	(381)	(15)

Total pre-tax reclassifications	(10,591)	4,328	5,026
Total income tax benefit (expense)	2,224	(909)	(1,055)
Total reclassification, net taxes	$(8,367)	$3,419	$3,971
1  (Increases) decreases Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income.
2  (Increases) decreases Income Tax Expense (Benefit) in the Consolidated Statements of Comprehensive Income.
16. Earnings per Share
Due to our capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding was 9,683,414 shares during 2022, 2021, and 2020.  The number of shares outstanding at both December 31, 2022 and December 31, 2021 was 9,683,414.
17. Segment Information
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for Kansas City Life, Grange Life, and the assumed reinsurance transactions.  Sunset Life was also included in the Individual Insurance segment until its sale on November 1, 2021.  The results of Sunset Life operations are included in the Individual Insurance segment for the first ten months of 2021 and the year ended December 31, 2020.  For additional information on the sale of Sunset Life, please see the Business Changes section of Note 1 - Nature of Operations and Significant Accounting Policies.  The Group Insurance segment consists of sales of group life, dental, vision, disability, accident, and critical illness products.  The Old American segment consists of individual insurance products designed largely as final expense products.
Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded.  Separate investment portfolios are maintained for Kansas City Life, Old American, and Grange Life for segment reporting purposes.  Investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Policyholder benefits are specifically identified to the respective segment.  Most home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.
Inter-segment revenues are not material.  We operate solely in the United States of America and no individual customer accounts for 10% or more of our revenue.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables provide selected financial statement items of each of the operating segments for the years ended December 31.  Intercompany transactions have been eliminated to arrive at Consolidated Statements of Comprehensive Income.
	2022
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$174,168	$64,662	$93,822	$332,652
Interest credited to policyholder account balances	72,974	—	—	72,974
Amortization of deferred acquisition costs	20,225	—	20,368	40,593
Income tax expense (benefit)	(4,262)	447	(724)	(4,539)
Net income (loss)	(15,176)	1,681	(2,723)	(16,218)
Assets	4,524,863	9,322	430,964	4,965,149

	2021
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$168,675	$62,145	$99,847	$330,667
Interest credited to policyholder account balances	79,725	—	—	79,725
Amortization of deferred acquisition costs	12,520	—	20,697	33,217
Income tax expense (benefit)	3,537	(106)	(1,215)	2,216
Net income (loss)	15,698	(401)	(4,593)	10,704
Assets	4,959,634	10,030	463,766	5,433,430

	2020
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$189,081	$62,695	$98,702	$350,478
Interest credited to policyholder account balances	78,792	—	—	78,792
Amortization of deferred acquisition costs	21,444	—	20,697	42,141
Income tax expense (benefit)	793	904	(953)	744
Net income (loss)	15,327	3,405	(3,562)	15,170
Assets	4,989,424	11,438	462,150	5,463,012

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
18. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the following table.
	2022
	First	Second	Third	Fourth

Total revenues	$119,231	$114,579	$119,998	$122,834
Total benefits and expenses	128,665	109,538	114,689	144,507
Net income (loss)	(7,676)	4,485	4,315	(17,342)
Per common share, basic and diluted	(0.79)	0.46	0.45	(1.79)
	2021
	First	Second	Third	Fourth

Total revenues	$122,331	$124,804	$121,282	$142,895
Total benefits and expenses	122,974	119,537	128,271	127,610
Net income (loss)	(668)	4,286	(6,006)	13,092
Per common share, basic and diluted	(0.07)	0.44	(0.62)	1.36
19. Statutory Information and Stockholder Dividends Restriction
The following table provides Kansas City Life’s net loss from operations, net income (loss), and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2022	2021	2020

Net loss from operations	$(20,319)	$(5,494)	$(1,287)
Net income (loss)	(21,532)	24,165	11,554
Capital and surplus	220,044	245,300	265,341
Kansas City Life recognizes its 100% ownership in Old American and Grange Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2022 in the above table includes capital and surplus of $21.5 million for Old American and $25.9 million for Grange Life.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, a company must have the prior approval of the Missouri Director of Insurance to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  Both Kansas City Life and Old American are Missouri-domiciled insurance companies.  The maximum stockholder dividends payable by Kansas City Life without prior approval in 2023 is $22.0 million, 10% of December 31, 2022 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2023 is $2.1 million, net gain from operations for the year ended December 31, 2022.
Grange Life is subject to the laws in Ohio, its state of domicile.  Ohio law limits the Company’s payment of dividends to its parent company, Kansas City Life.  The maximum dividend that may be paid by an Ohio-domiciled insurance company to its shareholders in any year without the prior approval of the Ohio Director of the Department of Insurance is limited to the greater of the net income of the preceding calendar year or 10% of capital and surplus as of the preceding December 31.  Ohio law also requires that any dividend be paid from earned surplus.  The maximum dividend payments that can be made in 2023, without obtaining prior approval, are $2.6 million subject to the amount of earned surplus available at the time of payment.
We believe that the statutory limitations described above impose no practical restrictions on the declaration and subsequent payment of any dividend that may be declared on any of our three insurance companies.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the insurance companies was within the range of approximately 445% to 680%, well in excess of the control level at December 31, 2022.
We are required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $8.8 million at December 31, 2022, $9.5 million at December 31, 2021, and $16.2 million at December 31, 2020.

20. Commitments, Contingent Liabilities, Guarantees, and Indemnifications
Commitments
In the normal course of business, we have open purchase and sale commitments.  At December 31, 2022, we had purchase commitments to fund mortgage loans of $1.5 million and commitments to fund investments in private equity security interests of $27.1 million.
Subsequent to December 31, 2022, we entered into commitments to fund additional mortgage loans of $1.7 million.
Contingent Liabilities
On March 1, 2019, the Delaware Department of Insurance requested Scottish Re (US) be placed in rehabilitation.  Kansas City Life has ceded some of its business to Scottish Re (US), a subsidiary of Scottish Re Group.  Based on the information currently available, the Company does not have sufficient information to make an assessment of the likelihood of any loss related to this matter.  The Company will continue to closely monitor developments related to the rehabilitation proceeding.
Kansas City Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.
Due to the unpredictable nature of litigation, the probable outcome of a litigation matter and the amount or range of potential loss can be difficult to ascertain.  We establish liabilities for litigation and other loss contingencies when available information indicates both that a loss is probable and the amount of the loss can be reasonably estimated.  Some matters could require us to pay damages or make other expenditures or establish accruals in amounts that cannot be estimated as of December 31, 2022.  Based on information currently known by management, management does not believe any such expenditures are likely to have a material adverse effect on Kansas City Life’s financial condition.
Cost of Insurance Litigation
We are the defendant in five related litigation matters (including three certified class actions and two putative class actions) that allege that we determined cost of insurance rates in excess of amounts permitted by the terms of certain life insurance policies.
•
Karr v. Kansas City Life is a class action filed in the 16th Circuit Court for the State of Missouri (Jackson County).  In July 2021, the Court certified a class that includes current Missouri residents who purchased certain universal life policies (described below) in the State of Missouri that were active on or after January 1, 2002.  In February of 2022, the Court granted partial Summary Judgment to plaintiffs on three of the five counts at issue in the class action.  In December of 2022, a jury trial based solely on determining damages under the Court’s summary judgment ruling was held in Jackson County, Missouri.  The jury in that trial rendered a verdict of $28.4 million in favor of the plaintiffs related to the first three counts.  As of this date, the Court has not entered a judgment on the verdict nor has it issued a final verdict in the case.  We have opposed entry of judgment and plan to challenge any judgment that may be entered by the Court both with the trial court and, if necessary, through the appellate process.  While the verdict is not final, and while we will continue to challenge any judgment, the Company is establishing a contingent liability reserve related to the jury’s verdict in the amount of $28.4 million related to this matter.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

•
Meek v. Kansas City Life is a class action filed in the U.S. District Court for the Western District of Missouri.  In February of 2022, the Court certified a class on the first four claims of Plaintiff’s petition that includes current and former policyholders who purchased certain universal life policies (described below) that were issued in the State of Kansas and whose policies were active on or after January 1, 2002.  The Court has not ruled on the merits of plaintiff’s claims, but instead has determined that the class of policyholders certified in lawsuit meet the requirements of Federal Rule of Civil Procedure 23(b)(3), which governs class actions in federal courts.  We will vigorously defend this matter and believe we have meritorious defenses to all of the claims asserted.  The Meek and Karr matters include different defenses and matters of law.  We have not concluded that a loss is probable in this matter and have not accrued any liability related thereto.  However, there can be no assurances as to the outcome of this matter. In the event of an unfavorable outcome, the amount that may be required to be paid to discharge or settle the matter could have a material adverse impact on our business and financial statements.

•
Sheldon v. Kansas City Life is a class action filed in the 16th Circuit Court for the State of Missouri (Jackson County). In May of 2022, the Court certified a class that includes policyholders who purchased certain Century II Variable Universal Life policies that were issued in the State of Missouri and whose policies were active on or after January 1, 2002.  The Court’s decision means that the class of policyholders certified in the Sheldon v. Kansas City Life lawsuit meets the requirements of Federal Rule of Civil Procedure 23(b)(3), which governs class actions in federal courts. While the ruling establishes a class at this stage of the litigation and permits the future issuance of a notice to class members, the Court has not decided who will win this case.  The Sheldon and Karr matters include different defenses and matters of law.  We have not concluded that a loss is probable in this matter and have not accrued any liability related thereto.  However, there can be no assurances as to the outcome of this matter. In the event of an unfavorable outcome, the amount that may be required to be paid to discharge or settle the matter could have a material adverse impact on our business and financial statements.

•
Fine v. Kansas City Life is a putative class action filed in the U.S. District Court for the Central District of California.  The proposed class would include current and former policyholders who purchased certain universal life and certain variable universal life policies issued in the State of California.  This case was filed on March 29, 2022, and is in its preliminary stages.  The Court has not certified a class of policyholders or identified the policies at issue in this matter. The Fine and Karr matters include different defenses and matters of law.  We have not concluded that a loss is probable in this matter and have not accrued any liability related thereto.  However, there can be no assurances as to the outcome of this matter. In the event of an unfavorable outcome, the amount that may be required to be paid to discharge or settle the matter could have a material adverse impact on our business and financial statements.

•
McMillan v. Kansas City Life is a putative class action filed in the U.S. District Court for the District of Maryland.  The proposed class would include current and former policyholders who purchased certain universal life and certain variable universal life policies originally issued in the State of Maryland.  This case was filed on May 5, 2022, and is in its preliminary stages.  The Court has not certified a class of policyholders or identified the policies at issue in this matter.  The McMillan and Karr matters include different defenses and matters of law.  We have not concluded that a loss is probable in this matter and have not accrued any liability related thereto.  However, there can be no assurances as to the outcome of this matter.  In the event of an unfavorable outcome, the amount that may be required to be paid to discharge or settle the matter could have a material adverse impact on our business and financial statements.

The classes certified in Karr v. Kansas City Life and Meek v. Kansas City Life include policyholders who purchased one of the following Universal Life policies issued by Kansas City Life: Better Life Plan, Better Life Plan Qualified, LifeTrack, AGP, MGP, PGP, Chapter One, Classic, Rightrack (89), Performer (88), Performer (91), Prime Performer, Competitor (88), Competitor (91), Executive (88), Executive (91), Protector 50, LewerMax, Ultra 20 (93), Competitor II, Executive II, Performer II, or Ultra 20 (96).
Regulatory Matters
We are subject to regular reviews and inspections by state and federal regulatory authorities.  State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against us or our employees, which could have a material adverse effect on our financial statements.
The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File (“Death Master File”) in the claims process.  Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death Master File in the claims process.  Based on our analysis to date, we believe that we have adequately reserved for

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
contingencies from a change in statute or regulation.  Ongoing regulatory developments and other future requirements related to this matter may result in additional payments or costs that could be significant and could have a material adverse effect on our financial statements.
Guarantees and Indemnifications
We are subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  We are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  We believe that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on our financial position or financial statements.
21. Subsequent Events
We evaluated events that occurred subsequent to December 31, 2022 through March 6, 2023, the date the consolidated financial statements were issued and have identified the following subsequent event.
On January 23, 2023, the Kansas City Life Board of Directors declared a quarterly dividend of $0.14 per share, paid on February 8, 2023 to stockholders of record on February 2, 2023.
There have been no other subsequent events that occurred during such period that require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2022.

Independent Auditor’s Report
The Audit Committee and Stockholders
Kansas City Life Insurance Company
Kansas City, Missouri
Opinion
We have audited the consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2022 and 2021, and the related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the consolidated financial statements.
In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2022 and 2021, and the results of their operations and their cash flows for each of the three years in the period  ended December 31, 2022 in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS).  Our responsibilities under those standards are further described in the “Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements” section of our report.  We are required to be independent of Kansas City Life Insurance Company and subsidiaries and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Responsibilities of Management for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Kansas City Life Insurance Company and subsidiaries’ ability to continue as a going concern within one year after the date that these consolidated financial statements are issued.
Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion.  Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists.  The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.  Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.
In performing an audit in accordance with GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks.  Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Kansas City Life Insurance Company and subsidiaries’ internal control.  Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Kansas City Life Insurance Company and subsidiaries’ ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audits, significant audit findings, and certain internal control-related matters that we identified during the audits.
Required Supplementary Information
Accounting principles generally accepted in the United States of America require that the incurred and paid claims development information for the years 2013 through 2021 in Note 8 be presented to supplement the basic consolidated financial statements.  Such information is the responsibility of management and, although not a part of the basic consolidated financial statements, is required by the Financial Accounting Standards Board who considers it to be an essential part of financial reporting for placing the basic financial statements in an appropriate operational, economic, or historical context.  We have applied certain limited procedures to the required supplementary information in accordance with auditing standards generally accepted in the United States of America, which consisted of inquiries of management about the methods of preparing the information and comparing the information for consistency with management’s responses to our inquiries, the basic consolidated financial statements, and other knowledge we obtained during our audit of the basic consolidated financial statements.  We do not express an opinion or provide any assurance on the information because the limited procedures do not provide us with sufficient evidence to express an opinion or provide any assurance.
/s/ FORVIS, LLP
Kansas City, Missouri
March 6, 2023

KANSAS CITY LIFE
VARIABLE ANNUITY
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022 AND 2021

TABLE OF CONTENTS

Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2022

			Century II		Century II
			Variable Annuity		Freedom Variable Annuity
	Number of		Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	Value	Cost
							(in thousands)
Federated Hermes Insurance Series
Managed Volatility Fund II - P	279,838	$8.46	116,638	$20.285	108	$13.400	$2,367	$3,325
High Income Bond Fund II - P	616,486	5.34	94,510	31.656	12,031	24.958	3,292	3,849
Government Money Fund II - S	2,036,183	1.00	169,514	11.476	10,237	8.851	2,036	2,036

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	247,316	27.74	110,564	60.672	3,100	49.157	6,861	6,503
Growth Series - Initial Class Shares	221,300	48.02	145,656	72.861	235	60.334	10,627	10,929
Total Return Series - Initial Class Shares	232,518	22.49	98,718	46.081	25,726	26.444	5,229	5,254
Total Return Bond Series - Initial Class Shares	271,284	11.26	134,234	22.012	6,808	14.678	3,055	3,561
Utilities Series - Initial Class Shares	327,303	36.32	113,556	99.213	9,535	65.171	11,888	10,070

MFS® Variable Insurance Trust II
Income Portfolio - Initial Class Shares	174,085	8.08	62,111	20.637	7,572	16.488	1,407	1,712

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	408,504	11.80	102,028	47.044	367	55.975	4,820	5,930
VP International Fund - Class I	479,119	9.53	152,061	29.832	1,141	26.014	4,566	4,921
VP Value Fund - Class I	499,674	12.45	223,244	27.353	2,803	40.899	6,221	4,759
VP Disciplined Core Value Fund - Class I	213,399	7.17	75,402	19.455	1,660	38.009	1,530	1,828
VP Ultra® Fund - Class I	158,272	19.34	66,028	45.902	690	43.703	3,061	3,589
VP Mid Cap Value Fund - Class I	40,337	21.15	25,261	33.205	450	31.849	853	812

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	196,212	9.37	130,613	13.491	5,952	12.846	1,839	2,052

BNY Mellon Variable Investment Fund
Appreciation Portfolio - Initial Shares	114,839	31.93	76,529	47.914	-	42.441	3,667	4,359
Opportunistic Small Cap Portfolio - Initial Shares	157,325	39.39	196,959	31.409	391	27.693	6,197	6,737

BNY Mellon Stock Index Fund, Inc. - Initial Shares	284,589	57.81	334,705	48.028	8,239	45.735	16,452	13,753

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	33,903	41.73	18,223	77.421	97	40.324	1,415	1,379

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	38,138	31.59	22,165	52.748	722	49.345	1,205	1,078
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	256,428	17.96	98,342	45.993	1,892	43.550	4,605	5,219
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	308,935	10.43	65,340	48.376	1,331	46.058	3,222	3,096

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	143,597	11.59	73,972	22.215	1,106	19.016	1,664	2,080
Franklin Small-Mid Cap Growth VIP Fund - Class 2	134,164	10.51	73,221	19.131	226	40.892	1,410	2,171
Templeton Developing Markets VIP Fund - Class 2	339,955	7.46	111,276	22.733	218	29.566	2,536	3,097
Templeton Foreign VIP Fund - Class 2	213,850	12.17	92,376	27.819	1,693	19.379	2,603	2,861

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2022

			Century II		Century II
			Variable Annuity		Freedom Variable Annuity
	Number		Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	Value	Cost
							(in thousands)
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	955,510	16.85	415,958	38.366	4,421	32.023	16,100	15,645

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	24,997	42.84	89,547	11.845	295	34.515	1,071	1,602
V.I. Technology Fund - Series I Shares	69,899	12.59	121,046	7.226	128	41.883	880	1,486
V.I. Core Equity Fund - Series I Shares	23,076	24.55	35,147	16.119	-	31.817	567	700

Columbia Funds Variable Series Trust II
Select Mid Cap Growth Fund (Class 2)	42,847	35.15	83,512	17.507	1,106	39.800	1,506	1,121
Seligman Global Technology Fund (Class 2)	209,138	17.55	76,415	46.610	941	115.384	3,670	4,538
Select Small Cap Value Fund (Class 2)	32,603	29.58	24,228	38.919	579	37.054	964	648

Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2	103,581	36.54	135,923	26.425	7,600	25.409	3,785	4,076
VIP Freedom Income PortfolioSM - Service Class 2	97,129	10.56	71,982	13.010	7,129	12.510	1,026	1,102
VIP Freedom 2010 PortfolioSM - Service Class 2	15,389	11.46	2,952	15.244	8,961	14.658	176	190
VIP Freedom 2015 PortfolioSM - Service Class 2	44,859	10.88	22,513	15.882	8,546	15.272	488	541
VIP Freedom 2020 PortfolioSM - Service Class 2	290,283	11.46	200,567	16.178	5,258	15.557	3,327	3,572
VIP Freedom 2025 PortfolioSM - Service Class 2	45,790	13.59	35,915	17.326	-	16.661	622	605
VIP Freedom 2030 PortfolioSM - Service Class 2	122,994	13.62	93,633	17.698	1,063	17.018	1,675	1,649
VIP Freedom 2035 PortfolioSM - Service Class 2	24,862	22.49	25,195	22.033	187	21.346	559	544
VIP Freedom 2040 PortfolioSM - Service Class 2	33,512	21.41	31,156	22.718	441	22.010	717	686
VIP Freedom 2045 PortfolioSM - Service Class 2	17,178	21.56	16,211	22.846	-	22.133	370	355
VIP Freedom 2050 PortfolioSM - Service Class 2	42,717	19.48	35,130	22.879	1,281	22.166	832	894

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1,511,510	4.30	533,180	12.061	5,847	11.744	6,499	10,694
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	6,247,954	2.36	1,151,897	12.751	4,581	12.416	14,746	26,710
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1,481,732	5.55	632,077	12.775	11,946	12.439	8,224	12,464

American Funds Insurance Series®
Capital World Bond Fund - Class 2 Shares	22,042	9.45	23,747	8.548	631	8.407	208	260
Global Growth Fund - Class 2 Shares	68,024	29.79	115,343	17.469	671	17.180	2,026	2,385
New World Fund® - Class 2 Shares	10,119	22.02	16,195	13.756	3	13.528	223	245
Growth-Income Fund - Class 2 Shares	33,318	49.46	88,219	17.670	5,124	17.378	1,648	1,788
Capital Income Builder® - Class 2 Shares	29,104	10.98	25,386	12.588	-	12.380	320	305
Asset Allocation Fund - Class 2 Shares	19,695	21.91	24,096	14.615	5,521	14.374	432	484

American Funds Insurance Series® Managed Risk Funds
Managed Risk Growth Fund - Class P2 Shares	2,464,880	11.28	1,697,841	16.306	7,416	16.036	27,804	34,061
Managed Risk International Fund - Class P2 Shares	511,386	8.58	430,797	10.143	1,806	9.976	4,388	5,115
Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	1,122,670	11.18	1,015,853	12.330	2,113	12.127	12,551	12,963
Managed Risk Growth-Income Fund - Class P2 Shares	1,099,942	12.44	972,526	14.044	1,837	13.812	13,683	13,739
Managed Risk Asset Allocation Fund - Class P2 Shares	1,024,276	12.09	959,423	12.704	15,573	12.494	12,383	12,850
Total Net Assets							$258,098	$290,977

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2022
(in thousands)

	Federated Hermes Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Volatility Fund II - P	High Income Bond Fund II - P	Government Money Fund II - S	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividend Distributions	$50	201	25	36	-	96	92	292	57
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	36	51	36	107	176	82	48	173	23
Net Investment Income (Loss)	14	150	(11)	(71)	(176)	14	44	119	34
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(134)	(125)	-	311	385	95	(65)	440	(76)
Capital Gains Distributions	628	-	-	942	1,397	480	38	464	16
Unrealized Appreciation (Depreciation)	(962)	(555)	-	(2,868)	(7,027)	(1,312)	(616)	(1,146)	(258)
Net Gain (Loss) on Investments	(468)	(680)	-	(1,615)	(5,245)	(737)	(643)	(242)	(318)

Change in Net Assets from Operations	$(454)	(530)	(11)	(1,686)	(5,421)	(723)	(599)	(123)	(284)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2022
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	BNY Mellon Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Disciplined Core Value Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividend Distributions	$-	75	136	30	-	19	96	27	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	75	70	93	24	50	11	27	58	101
Net Investment Income (Loss)	(75)	5	43	6	(50)	8	69	(31)	(101)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(141)	(31)	428	(53)	(12)	15	(15)	(88)	35
Capital Gains Distributions	776	786	549	444	374	99	10	1,280	1,575
Unrealized Appreciation (Depreciation)	(2,619)	(2,438)	(1,091)	(681)	(1,829)	(147)	(367)	(2,143)	(3,008)
Net Gain (Loss) on Investments	(1,984)	(1,683)	(114)	(290)	(1,467)	(33)	(372)	(951)	(1,398)

Change in Net Assets from Operations	$(2,059)	(1,678)	(71)	(284)	(1,517)	(25)	(303)	(982)	(1,499)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2022
(in thousands)

			JPMorgan Insurance Trust				Franklin Templeton Variable Insurance Products Trust
	BNY Mellon Stock Index Fund, Inc. - Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares		Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Investment Income:
Income:
Dividend Distributions	$246	8	7	24	34		45	-	71	82
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	262	22	19	74	50		26	22	38	38
Net Investment Income (Loss)	(16)	(14)	(12)	(50)	(16)		19	(22)	33	44
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	1,157	21	86	(6)	90		(15)	(47)	(48)	(49)
Capital Gains Distributions	1,642	111	193	1,112	510		135	408	206	-
Unrealized Appreciation (Depreciation)	(7,149)	(569)	(593)	(2,354)	(958)		(755)	(1,078)	(951)	(255)
Net Gain (Loss) on Investments	(4,350)	(437)	(314)	(1,248)	(358)	-	(635)	(717)	(793)	(304)

Change in Net Assets from Operations	$(4,366)	(451)	(326)	(1,298)	(374)		(616)	(739)	(760)	(260)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2022
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Select Mid Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Small Cap Value Fund (Class 2)	VIP ContrafundSM Portfolio - Service Class 2	VIP Freedom Income PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$123	-	-	6	-	-	-	11	22
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	252	17	15	9	24	60	15	60	16
Net Investment Income (Loss)	(129)	(17)	(15)	(3)	(24)	(60)	(15)	(49)	6
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	311	(12)	(5)	1	121	114	49	52	(1)
Capital Gains Distributions	1,556	323	401	96	-	1,100	-	212	40
Unrealized Appreciation (Depreciation)	(6,085)	(806)	(983)	(253)	(838)	(2,990)	(230)	(1,708)	(214)
Net Gain (Loss) on Investments	(4,218)	(495)	(587)	(156)	(717)	(1,776)	(181)	(1,444)	(175)

Change in Net Assets from Operations	$(4,347)	(512)	(602)	(159)	(741)	(1,836)	(196)	(1,493)	(169)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2022
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2010 PortfolioSM - Service Class 2	VIP Freedom 2015 PortfolioSM - Service Class 2	VIP Freedom 2020 PortfolioSM - Service Class 2	VIP Freedom 2025 PortfolioSM - Service Class 2	VIP Freedom 2030 PortfolioSM - Service Class 2	VIP Freedom 2035 PortfolioSM - Service Class 2	VIP Freedom 2040 PortfolioSM - Service Class 2	VIP Freedom 2045 PortfolioSM - Service Class 2	VIP Freedom 2050 PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$4	11	68	13	31	10	11	6	12
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	3	9	52	9	25	9	11	6	12
Net Investment Income (Loss)	1	2	16	4	6	1	-	-	-
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(1)	(9)	3	25	29	30	5	31	(1)
Capital Gains Distributions	11	68	395	48	129	58	64	44	71
Unrealized Appreciation (Depreciation)	(40)	(180)	(1,158)	(217)	(538)	(244)	(243)	(171)	(266)
Net Gain (Loss) on Investments	(30)	(121)	(760)	(144)	(380)	(156)	(174)	(96)	(196)

Change in Net Assets from Operations	$(29)	(119)	(744)	(140)	(374)	(155)	(174)	(96)	(196)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2022
(in thousands)

	Northern Lights Variable Trust				American Funds Insurance Series®
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares		Capital World Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares

Investment Income:
Income:
Dividend Distributions	$1,261	2,390	713		1	15	3	22	9	8
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	99	227	128		4	30	3	23	4	7
Net Investment Income (Loss)	1,162	2,163	585		(3)	(15)	-	(1)	5	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(50)	(108)	(7)		(32)	(45)	(4)	9	9	(5)
Capital Gains Distributions	2,826	9,620	3,547		5	250	24	164	-	55
Unrealized Appreciation (Depreciation)	(4,960)	(14,357)	(5,687)		(43)	(880)	(93)	(517)	(43)	(140)
Net Gain (Loss) on Investments	(2,184)	(4,845)	(2,147)	-	(70)	(675)	(73)	(344)	(34)	(90)

Change in Net Assets from Operations	$(1,022)	(2,682)	(1,562)		(73)	(690)	(73)	(345)	(29)	(89)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2022
(in thousands)

	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$416	158	595	297	300	$8,265
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	434	70	200	215	194	4,034
Net Investment Income (Loss)	(18)	88	395	82	106	4,231
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	3	(144)	64	154	43	2,787
Capital Gains Distributions	5,160	-	-	350	510	41,302
Unrealized Appreciation (Depreciation)	(14,930)	(933)	(2,155)	(3,842)	(3,153)	(112,626)
Net Gain (Loss) on Investments	(9,767)	(1,077)	(2,091)	(3,338)	(2,600)	(68,537)

Change in Net Assets from Operations	$(9,785)	(989)	(1,696)	(3,256)	(2,494)	$(64,306)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

	Federated Hermes Insurance Series						MFS® Variable Insurance Trust
	Managed Volatility Fund II - P		High Income Bond Fund II - P		Government Money Fund II - S		Research Series - Initial Class Shares		Growth Series - Initial Class Shares		Total Return Series - Initial Class Shares
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$14	12	150	146	(11)	(40)	(71)	(77)	(176)	(226)	14	22
Net Realized Gain (Loss) and Capital Gains Distributions	494	(29)	(125)	(8)	-	-	1,253	990	1,782	3,286	575	478
Unrealized Appreciation (Depreciation)	(962)	492	(555)	(1)	-	-	(2,868)	922	(7,027)	136	(1,312)	275
Change in Net Assets from Operations	(454)	475	(530)	137	(11)	(40)	(1,686)	1,835	(5,421)	3,196	(723)	775

Deposits	54	48	252	84	8,308	12,973	252	284	179	313	194	153

Payments and Withdrawals:
Death Benefits	1	43	24	13	-	-	41	92	66	114	55	152
Withdrawals	124	211	334	460	984	1,325	623	980	970	1,375	780	390
Administrative Fees	1	1	2	2	5	6	3	3	10	11	2	2
Net Transfers to (from) Fixed Account	242	17	102	(108)	7,426	13,485	316	104	19	236	204	(88)
Payments and Withdrawals	368	272	462	367	8,415	14,816	983	1,179	1,065	1,736	1,041	456

Net Assets:
Net Increase (Decrease)	(768)	251	(740)	(146)	(118)	(1,883)	(2,417)	940	(6,307)	1,773	(1,570)	472
Beginning of Year	3,135	2,884	4,032	4,178	2,154	4,037	9,278	8,338	16,934	15,161	6,799	6,327

End of Year	$2,367	3,135	3,292	4,032	2,036	2,154	6,861	9,278	10,627	16,934	5,229	6,799

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

	MFS® Variable Insurance Trust				MFS® Variable Insurance Trust II		American Century Variable Portfolios, Inc.
	Total Return Bond Series - Initial Class Shares		Utilities Series - Initial Class Shares		Income Portfolio - Initial Class Shares		VP Capital Appreciation Fund - Class I		VP International Fund - Class I		VP Value Fund - Class I
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$44	54	119	42	34	33	(75)	(96)	5	(83)	43	24
Net Realized Gain (Loss) and Capital Gains Distributions	(27)	31	904	803	(60)	83	635	1,109	755	592	977	544
Unrealized Appreciation (Depreciation)	(616)	(174)	(1,146)	647	(258)	(133)	(2,619)	(384)	(2,438)	(29)	(1,091)	948
Change in Net Assets from Operations	(599)	(89)	(123)	1,492	(284)	(17)	(2,059)	629	(1,678)	480	(71)	1,516

Deposits	52	79	286	310	161	22	79	294	79	92	174	221

Payments and Withdrawals:
Death Benefits	1	70	194	124	1	1	85	122	20	200	2	16
Withdrawals	449	474	1,044	1,115	268	178	496	638	452	753	686	1,053
Administrative Fees	1	2	7	7	1	2	7	8	4	5	3	4
Net Transfers to (from) Fixed Account	121	(610)	182	50	128	(180)	(395)	(441)	(181)	(135)	662	221
Payments and Withdrawals	572	(64)	1,427	1,296	398	1	193	327	295	823	1,353	1,294

Net Assets:
Net Increase (Decrease)	(1,119)	54	(1,264)	506	(521)	4	(2,173)	596	(1,894)	(251)	(1,250)	443
Beginning of Year	4,174	4,120	13,152	12,646	1,928	1,924	6,993	6,397	6,460	6,711	7,471	7,028

End of Year	$3,055	4,174	11,888	13,152	1,407	1,928	4,820	6,993	4,566	6,460	6,221	7,471

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.		BNY Mellon Variable Investment Fund
	VP Disciplined Core Value Fund - Class I		VP Ultra® Fund - Class I		VP Mid Cap Value Fund - Class I		VP Inflation Protection Fund - Class II		Appreciation Portfolio - Initial Shares		Opportunistic Small Cap Portfolio - Initial Shares
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$6	(7)	(50)	(57)	8	(2)	69	38	(31)	(47)	(101)	(116)
Net Realized Gain (Loss) and Capital Gains Distributions	391	421	362	507	114	21	(5)	28	1,192	649	1,610	481
Unrealized Appreciation (Depreciation)	(681)	(2)	(1,829)	352	(147)	124	(367)	41	(2,143)	514	(3,008)	874
Change in Net Assets from Operations	(284)	412	(1,517)	802	(25)	143	(303)	107	(982)	1,116	(1,499)	1,239

Deposits	58	39	119	410	48	26	193	25	42	57	116	245

Payments and Withdrawals:
Death Benefits	10	52	39	-	2	-	1	5	21	40	83	128
Withdrawals	260	191	471	537	51	65	305	373	218	419	602	707
Administrative Fees	2	2	7	8	1	1	1	1	2	3	8	9
Net Transfers to (from) Fixed Account	88	320	(423)	(522)	(80)	(34)	(110)	(284)	370	134	771	108
Payments and Withdrawals	360	565	94	23	(26)	32	197	95	611	596	1,464	952

Net Assets:
Net Increase (Decrease)	(586)	(114)	(1,492)	1,189	49	137	(307)	37	(1,551)	577	(2,847)	532
Beginning of Year	2,116	2,230	4,553	3,364	804	667	2,146	2,109	5,218	4,641	9,044	8,512

End of Year	$1,530	2,116	3,061	4,553	853	804	1,839	2,146	3,667	5,218	6,197	9,044

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

					JPMorgan Insurance Trust						Franklin Templeton Variable Insurance Products Trust
	BNY Mellon Stock Index Fund, Inc. - Initial Shares		BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares		Insurance Trust U.S. Equity Portfolio - Class 1 Shares		Insurance Trust Small Cap Core Portfolio - Class 1 Shares		Insurance Trust Mid Cap Value Portfolio - Class 1 Shares		Franklin Global Real Estate VIP Fund - Class 2
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(16)	(59)	(14)	(12)	(12)	(12)	(50)	(57)	(16)	(20)	19	(11)
Net Realized Gain (Loss) and Capital Gains Distributions	2,799	2,115	132	135	279	246	1,106	599	600	437	120	89
Unrealized Appreciation (Depreciation)	(7,149)	3,048	(569)	255	(593)	176	(2,354)	589	(958)	586	(755)	442
Change in Net Assets from Operations	(4,366)	5,104	(451)	378	(326)	410	(1,298)	1,131	(374)	1,003	(616)	520

Deposits	440	754	14	61	19	22	59	207	73	73	45	43

Payments and Withdrawals:
Death Benefits	150	245	4	-	43	32	-	74	1	10	3	1
Withdrawals	1,999	1,701	100	184	158	143	600	632	403	547	161	338
Administrative Fees	11	13	2	2	2	2	7	8	2	2	1	1
Net Transfers to (from) Fixed Account	1,253	(205)	(46)	(223)	40	223	(8)	129	191	177	(31)	13
Payments and Withdrawals	3,413	1,754	60	(37)	243	400	599	843	597	736	134	353

Net Assets:
Net Increase (Decrease)	(7,339)	4,104	(497)	476	(550)	32	(1,838)	495	(898)	340	(705)	210
Beginning of Year	23,791	19,687	1,912	1,436	1,755	1,723	6,443	5,948	4,120	3,780	2,369	2,159

End of Year	$16,452	23,791	1,415	1,912	1,205	1,755	4,605	6,443	3,222	4,120	1,664	2,369

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

	Franklin Templeton Variable Insurance Products Trust						Calamos® Advisors Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Franklin Small-Mid Cap Growth VIP Fund - Class 2		Templeton Developing Markets VIP Fund - Class 2		Templeton Foreign VIP Fund - Class 2		Calamos Growth and Income Portfolio		V.I. American Franchise Fund - Series I Shares		V.I. Technology Fund - Series I Shares
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(22)	(30)	33	(19)	44	14	(129)	(215)	(17)	(22)	(15)	(20)
Net Realized Gain (Loss) and Capital Gains Distributions	361	346	158	244	(49)	30	1,867	2,750	311	271	396	244
Unrealized Appreciation (Depreciation)	(1,078)	(133)	(951)	(457)	(255)	63	(6,085)	1,211	(806)	(99)	(983)	(53)
Change in Net Assets from Operations	(739)	183	(760)	(232)	(260)	107	(4,347)	3,746	(512)	150	(602)	171

Deposits	20	102	30	31	41	38	191	521	18	70	12	96

Payments and Withdrawals:
Death Benefits	-	31	38	91	36	88	507	1,127	48	-	12	-
Withdrawals	133	230	184	387	273	425	1,286	1,832	143	151	61	168
Administrative Fees	2	2	4	5	3	4	38	46	2	2	1	1
Net Transfers to (from) Fixed Account	(181)	(73)	(118)	(324)	50	(118)	(389)	(675)	(168)	(82)	(78)	7
Payments and Withdrawals	(46)	190	108	159	362	399	1,442	2,330	25	71	(4)	176

Net Assets:
Net Increase (Decrease)	(673)	95	(838)	(360)	(581)	(254)	(5,598)	1,937	(519)	149	(586)	91
Beginning of Year	2,083	1,988	3,374	3,734	3,184	3,438	21,698	19,761	1,590	1,441	1,466	1,375

End of Year	$1,410	2,083	2,536	3,374	2,603	3,184	16,100	21,698	1,071	1,590	880	1,466

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		Columbia Funds Variable Series Trust II						Fidelity® Variable Insurance Products
	V.I. Core Equity Fund - Series I Shares		Select Mid Cap Growth Fund (Class 2)		Seligman Global Technology Fund (Class 2)		Select Small Cap Value Fund (Class 2)		VIP ContrafundSM Portfolio - Service Class 2		VIP Freedom Income PortfolioSM - Service Class 2
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(3)	(4)	(24)	(33)	(60)	(57)	(15)	(16)	(49)	(66)	6	(9)
Net Realized Gain (Loss) and Capital Gains Distributions	97	21	121	291	1,214	839	49	99	264	933	39	54
Unrealized Appreciation (Depreciation)	(253)	134	(838)	73	(2,990)	792	(230)	205	(1,708)	229	(214)	(23)
Change in Net Assets from Operations	(159)	151	(741)	331	(1,836)	1,574	(196)	288	(1,493)	1,096	(169)	22

Deposits	9	5	29	35	81	152	19	15	194	519	7	5

Payments and Withdrawals:
Death Benefits	-	-	46	-	19	55	-	35	108	94	1	-
Withdrawals	30	18	216	284	476	256	54	58	402	448	86	181
Administrative Fees	-	-	1	1	6	7	1	2	7	8	10	12
Net Transfers to (from) Fixed Account	-	(11)	(175)	75	(234)	185	40	8	(150)	(478)	(1)	(54)
Payments and Withdrawals	30	7	88	360	267	503	95	103	367	72	96	139

Net Assets:
Net Increase (Decrease)	(180)	149	(800)	6	(2,022)	1,223	(272)	200	(1,666)	1,543	(258)	(112)
Beginning of Year	747	598	2,306	2,300	5,692	4,469	1,236	1,036	5,451	3,908	1,284	1,396

End of Year	$567	747	1,506	2,306	3,670	5,692	964	1,236	3,785	5,451	1,026	1,284

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2010 PortfolioSM - Service Class 2		VIP Freedom 2015 PortfolioSM - Service Class 2		VIP Freedom 2020 PortfolioSM - Service Class 2		VIP Freedom 2025 PortfolioSM - Service Class 2		VIP Freedom 2030 PortfolioSM - Service Class 2		VIP Freedom 2035 PortfolioSM - Service Class 2
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$1	(2)	2	(4)	16	(28)	4	(6)	6	(12)	1	(5)
Net Realized Gain (Loss) and Capital Gains Distributions	10	29	59	39	398	411	73	77	158	164	88	47
Unrealized Appreciation (Depreciation)	(40)	(17)	(180)	9	(1,158)	(28)	(217)	10	(538)	63	(244)	61
Change in Net Assets from Operations	(29)	10	(119)	44	(744)	355	(140)	81	(374)	215	(155)	103

Deposits	1	1	5	6	14	13	8	13	85	49	48	89

Payments and Withdrawals:
Death Benefits	-	108	13	-	46	-	-	-	-	-	-	17
Withdrawals	9	31	159	29	288	648	115	93	215	98	249	19
Administrative Fees	-	-	3	3	28	29	-	1	1	1	1	1
Net Transfers to (from) Fixed Account	(16)	2	6	(3)	76	5	18	65	(39)	84	-	(65)
Payments and Withdrawals	(7)	141	181	29	438	682	133	159	177	183	250	(28)

Net Assets:
Net Increase (Decrease)	(21)	(130)	(295)	21	(1,168)	(314)	(265)	(65)	(466)	81	(357)	220
Beginning of Year	197	327	783	762	4,495	4,809	887	952	2,141	2,060	916	696

End of Year	$176	197	488	783	3,327	4,495	622	887	1,675	2,141	559	916

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

	Fidelity® Variable Insurance Products						Northern Lights Variable Trust
	VIP Freedom 2040 PortfolioSM - Service Class 2		VIP Freedom 2045 PortfolioSM - Service Class 2		VIP Freedom 2050 PortfolioSM - Service Class 2		TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	(7)	-	(4)	-	(4)	1,162	(25)	2,163	(50)	585	(45)
Net Realized Gain (Loss) and Capital Gains Distributions	69	178	75	26	70	68	2,776	110	9,512	199	3,540	241
Unrealized Appreciation (Depreciation)	(243)	(21)	(171)	58	(266)	38	(4,960)	446	(14,357)	1,547	(5,687)	977
Change in Net Assets from Operations	(174)	150	(96)	80	(196)	102	(1,022)	531	(2,682)	1,696	(1,562)	1,173

Deposits	37	36	37	16	119	219	68	34	105	75	57	119

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	33	-	154	-	12	-
Withdrawals	44	417	173	8	17	82	452	644	1,767	1,402	792	1,364
Administrative Fees	1	1	-	-	1	1	67	67	174	178	99	108
Net Transfers to (from) Fixed Account	(18)	27	(11)	-	(1)	(52)	(271)	(49)	(528)	(304)	6	252
Payments and Withdrawals	27	445	162	8	17	31	281	662	1,567	1,276	909	1,724

Net Assets:
Net Increase (Decrease)	(164)	(259)	(221)	88	(94)	290	(1,235)	(97)	(4,144)	495	(2,414)	(432)
Beginning of Year	881	1,140	591	503	926	636	7,734	7,831	18,890	18,395	10,638	11,070

End of Year	$717	881	370	591	832	926	6,499	7,734	14,746	18,890	8,224	10,638

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

	American Funds Insurance Series®
	Capital World Bond Fund - Class 2 Shares		Global Growth Fund - Class 2 Shares		New World Fund® - Class 2 Shares		Growth-Income Fund - Class 2 Shares		Capital Income Builder® - Class 2 Shares		Asset Allocation Fund - Class 2 Shares
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(3)	1	(15)	(23)	-	(1)	(1)	(3)	5	4	1	-
Net Realized Gain (Loss) and Capital Gains Distributions	(27)	11	205	188	20	13	173	42	9	2	50	25
Unrealized Appreciation (Depreciation)	(43)	(39)	(880)	117	(93)	(3)	(517)	247	(43)	34	(140)	34
Change in Net Assets from Operations	(73)	(27)	(690)	282	(73)	9	(345)	286	(29)	40	(89)	59

Deposits	1	3	11	231	7	14	320	119	2	44	8	20

Payments and Withdrawals:
Death Benefits	-	9	39	-	-	-	39	-	-	-	-	-
Withdrawals	6	21	211	207	33	6	85	84	33	4	33	30
Administrative Fees	1	1	5	5	-	-	2	2	-	1	1	1
Net Transfers to (from) Fixed Account	111	(28)	(429)	(466)	(7)	(22)	(29)	(258)	(7)	2	(29)	(49)
Payments and Withdrawals	118	3	(174)	(254)	26	(16)	97	(172)	26	7	5	(18)

Net Assets:
Net Increase (Decrease)	(190)	(27)	(505)	767	(92)	39	(122)	577	(53)	77	(86)	97
Beginning of Year	398	425	2,531	1,764	315	276	1,770	1,193	373	296	518	421

End of Year	$208	398	2,026	2,531	223	315	1,648	1,770	320	373	432	518

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares		Managed Risk International Fund - Class P2 Shares		Managed Risk Washington Mutual Investors FundSM - Class P2 Shares		Managed Risk Growth-Income Fund - Class P2 Shares		Managed Risk Asset Allocation Fund - Class P2 Shares		Total
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(18)	(298)	88	(49)	395	39	82	(49)	106	(11)	$4,231	(1,610)
Net Realized Gain (Loss) and Capital Gains Distributions	5,163	2,844	(144)	156	64	142	504	868	553	460	44,089	26,069
Unrealized Appreciation (Depreciation)	(14,930)	1,295	(933)	(408)	(2,155)	2,176	(3,842)	1,460	(3,153)	1,331	(112,626)	21,027
Change in Net Assets from Operations	(9,785)	3,841	(989)	(301)	(1,696)	2,357	(3,256)	2,279	(2,494)	1,780	(64,306)	45,486

Deposits	180	895	45	104	150	103	175	218	145	57	13,575	20,902

Payments and Withdrawals:
Death Benefits	138	98	22	78	102	321	149	503	69	365	2,478	4,554
Withdrawals	3,574	2,744	665	524	2,059	1,198	1,615	1,512	1,986	1,512	30,462	31,904
Administrative Fees	319	295	56	57	148	155	162	168	138	155	1,374	1,425
Net Transfers to (from) Fixed Account	(3,522)	(5,058)	(387)	(422)	264	489	(639)	(500)	(129)	521	3,856	5,018
Payments and Withdrawals	509	(1,921)	356	237	2,573	2,163	1,287	1,683	2,064	2,553	38,170	42,901

Net Assets:
Net Increase (Decrease)	(10,114)	6,657	(1,300)	(434)	(4,119)	297	(4,368)	814	(4,413)	(716)	(88,901)	23,487
Beginning of Year	37,918	31,261	5,688	6,122	16,670	16,373	18,051	17,237	16,796	17,512	346,999	323,512

End of Year	$27,804	37,918	4,388	5,688	12,551	16,670	13,683	18,051	12,383	16,796	$258,098	346,999

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Annuity Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:

•	Century II Variable Annuity;
•	Century II Affinity Variable Annuity (presented herein with Century II Variable Annuity);
•	Century II Single Premium Affinity Variable Annuity (presented herein with Century II Variable Annuity); and,
•	Century II Freedom Variable Annuity.

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents at KCL.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable annuity contracts is only available to service these liabilities.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 59 series-type mutual funds, as listed below, or into KCL’s Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable annuity contracts issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL’s Fixed Account may be charged with liabilities arising out of other business conducted by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following Series-Type Mutual Funds are available in the Account:

Federated Hermes Insurance Series	Calamos® Advisors Trust
Managed Volatility Fund II - P	Calamos Growth and Income Portfolio
High Income Bond Fund II - P
Government Money Fund II - S	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares
MFS® Variable Insurance Trust	V.I. Technology Fund - Series I Shares
Research Series - Initial Class Shares	V.I. Core Equity Fund - Series I Shares
Growth Series - Initial Class Shares
Total Return Series - Initial Class Shares	Columbia Funds Variable Series Trust II
Total Return Bond Series - Initial Class Shares	Select Mid Cap Growth Fund (Class 2)
Utilities Series - Initial Class Shares	Seligman Global Technology Fund (Class 2)
Select Small Cap Value Fund (Class 2)
MFS® Variable Insurance Trust II
Income Portfolio - Initial Class Shares	Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2
American Century Variable Portfolios, Inc.	VIP Freedom Income PortfolioSM - Service Class 2
VP Capital Appreciation Fund - Class I	VIP Freedom 2010 PortfolioSM - Service Class 2
VP International Fund - Class I	VIP Freedom 2015 PortfolioSM - Service Class 2
VP Value Fund - Class I	VIP Freedom 2020 PortfolioSM - Service Class 2
VP Disciplined Core Value Fund - Class I	VIP Freedom 2025 PortfolioSM - Service Class 2
VP Ultra® Fund - Class I	VIP Freedom 2030 PortfolioSM - Service Class 2
VP Mid Cap Value Fund - Class I	VIP Freedom 2035 PortfolioSM - Service Class 2
VIP Freedom 2040 PortfolioSM - Service Class 2
American Century Variable Portfolios II, Inc.	VIP Freedom 2045 PortfolioSM - Service Class 2
VP Inflation Protection Fund - Class II	VIP Freedom 2050 PortfolioSM - Service Class 2

BNY Mellon Variable Investment Fund	Northern Lights Variable Trust
Appreciation Portfolio - Initial Shares	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
Opportunistic Small Cap Portfolio - Initial Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
BNY Mellon Stock Index Fund, Inc. - Initial Shares
American Funds Insurance Series®
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Capital World Bond Fund - Class 2 Shares
Global Growth Fund - Class 2 Shares
JPMorgan Insurance Trust	New World Fund® - Class 2 Shares
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Growth-Income Fund - Class 2 Shares
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Capital Income Builder® - Class 2 Shares
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Asset Allocation Fund - Class 2 Shares

Franklin Templeton Variable Insurance Products Trust	American Funds Insurance Series® Managed Risk Funds
Franklin Global Real Estate VIP Fund - Class 2	Managed Risk Growth Fund - Class P2 Shares
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Managed Risk International Fund - Class P2 Shares
Templeton Developing Markets VIP Fund - Class 2	Managed Risk Washington Mutual Investors FundSM - Class P2 Shares
Templeton Foreign VIP Fund - Class 2	Managed Risk Growth-Income Fund - Class P2 Shares
Managed Risk Asset Allocation Fund - Class P2 Shares

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund Changes

During the years ended December 31, 2022 and 2021, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name Current Portfolio Name                             Effective Date

Columbia VP Mid Cap Columbia VP Select Mid Cap                          May 2, 2022
Growth Fund (Class 2) Growth Fund (Class 2)

American Funds Managed Risk Blue Chip               American Funds Managed Risk Washington                    May 1, 2021
Income & Growth Fund – Class P2 Shares               Mutual Investors Fund – Class P2 Shares

There were no funds that merged during the years ended December 31, 2022 and 2021.

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments - The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset value (NAV) as provided by the mutual fund sponsors at the end of each trading day.  See Note 3 for additional fair value disclosures.

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

All new accounting standards and updates of existing standards issued in 2022 and 2021 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events
Subsequent events have been evaluated through April 27, 2023, the date that the financial statements have been issued.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. Cost of Purchases and Proceeds from Sales
The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2022:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$775	$447
Federated Hermes High Income Bond Fund II - P	778	838
Federated Hermes Government Money Fund II - S	13,026	13,144
MFS® Research Series - Initial Class Shares	1,595	1,455
MFS® Growth Series - Initial Class Shares	2,431	2,096
MFS® Total Return Series - Initial Class Shares	803	1,156
MFS® Total Return Bond Series - Initial Class Shares	357	795
MFS® Utilities Series - Initial Class Shares	1,814	2,372
MFS® Income Portfolio - Initial Class Shares	335	522
American Century VP Capital Appreciation Fund - Class I	1,443	856
American Century VP International Fund - Class I	1,534	959
American Century VP Value Fund - Class I	1,028	1,615
American Century VP Disciplined Core Value Fund - Class I	605	457
American Century VP Ultra® Fund - Class I	1,074	725
American Century VP Mid Cap Value Fund - Class I	339	158
American Century VP Inflation Protection Fund - Class II	710	635
BNY Mellon Appreciation Portfolio - Initial Shares	1,395	715
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	1,942	1,816
BNY Mellon Stock Index Fund, Inc. - Initial Shares	2,894	4,241
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	228	177
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	248	291
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	1,386	864
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	666	696
Franklin Global Real Estate VIP Fund - Class 2	365	300
Franklin Small-Mid Cap Growth VIP Fund - Class 2	633	181
Templeton Developing Markets VIP Fund - Class 2	592	431
Templeton Foreign VIP Fund - Class 2	325	602
Calamos Growth and Income Portfolio	3,089	2,913
Invesco V.I. American Franchise Fund - Series I Shares	532	233
Invesco V.I. Technology Fund - Series I Shares	508	106
Invesco V.I. Core Equity Fund - Series I Shares	117	45
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	290	373
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	1,698	844
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	44	135
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	862	872
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	74	117
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	33	13
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	86	192
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	483	496
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	116	189
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	295	252
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	116	259
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	131	57
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	98	179
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	205	32
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	5,273	1,498
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	12,861	2,540
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	4,351	1,071
American Funds Capital World Bond Fund - Class 2 Shares	30	145
American Funds Global Growth Fund - Class 2 Shares	774	354
American Funds New World Fund® - Class 2 Shares	46	41
American Funds Growth-Income Fund - Class 2 Shares	678	292
American Funds Capital Income Builder® - Class 2 Shares	102	121
American Funds Asset Allocation Fund - Class 2 Shares	278	219
American Funds Managed Risk Growth Fund - Class P2 Shares	9,875	5,062
American Funds Managed Risk International Fund - Class P2 Shares	889	1,112
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	1,786	3,814
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	2,086	2,766
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	2,639	3,942
Total	$89,766	$68,828

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2021:	Cost of Purchases	Proceeds from Sales
	( in thousands)

Federated Hermes Managed Volatility Fund II - P	$187	$399
Federated Hermes High Income Bond Fund II - P	584	721
Federated Hermes Government Money Fund II - S	19,323	21,206
MFS® Research Series - Initial Class Shares	1,028	1,495
MFS® Growth Series - Initial Class Shares	3,048	2,498
MFS® Total Return Series - Initial Class Shares	863	829
MFS® Total Return Bond Series - Initial Class Shares	862	665
MFS® Utilities Series - Initial Class Shares	1,466	1,984
MFS® Income Portfolio - Initial Class Shares	382	249
American Century VP Capital Appreciation Fund - Class I	1,923	1,248
American Century VP International Fund - Class I	611	1,234
American Century VP Value Fund - Class I	653	1,702
American Century VP Disciplined Core Value Fund - Class I	411	644
American Century VP Ultra® Fund - Class I	1,531	944
American Century VP Mid Cap Value Fund - Class I	93	101
American Century VP Inflation Protection Fund - Class II	419	451
BNY Mellon Appreciation Portfolio - Initial Shares	702	824
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	962	1,785
BNY Mellon Stock Index Fund, Inc. - Initial Shares	3,056	3,177
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	469	346
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	184	500
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	1,067	1,607
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	504	983
Franklin Global Real Estate VIP Fund - Class 2	232	500
Franklin Small-Mid Cap Growth VIP Fund - Class 2	580	433
Templeton Developing Markets VIP Fund - Class 2	666	740
Templeton Foreign VIP Fund - Class 2	413	760
Calamos Growth and Income Portfolio	3,867	4,255
Invesco V.I. American Franchise Fund - Series I Shares	487	326
Invesco V.I. Technology Fund - Series I Shares	364	329
Invesco V.I. Core Equity Fund - Series I Shares	95	85
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	184	542
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	938	777
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	128	232
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	2,031	1,036
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	98	213
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	13	145
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	48	43
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	341	782
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	55	174
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	221	277
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	194	49
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	91	462
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	41	16
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	361	149
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	998	1,651
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	784	2,035
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	397	2,047
American Funds Capital World Bond Fund - Class 2 Shares	49	37
American Funds Global Growth Fund - Class 2 Shares	927	362
American Funds New World Fund® - Class 2 Shares	52	14
American Funds Growth-Income Fund - Class 2 Shares	464	162
American Funds Capital Income Builder® - Class 2 Shares	60	19
American Funds Asset Allocation Fund - Class 2 Shares	113	59
American Funds Managed Risk Growth Fund - Class P2 Shares	9,943	5,961
American Funds Managed Risk International Fund - Class P2 Shares	1,292	1,474
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	1,263	3,284
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	2,267	3,542
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	1,270	3,777
Total	$71,655	$82,341

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
As of December 31, 2022 and 2021, all assets were classified as Level 2 and were measured at fair value on a recurring basis totaling $258,098,000 (2021 - $346,999,000).  The Account did not have any transfers between levels during the years ended December 31, 2022 and 2021.
The NAV of the investments in mutual funds is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

4.   Expenses and Deductions

Century II Variable Annuity

During 2022, $137,000 (2021 - $155,000) was assessed in surrender charges.  Other fees and charges are primarily comprised of mortality and expense risk charges, administration fees and charges.  In 2022, other fees and charges totaled $5,308,000 (2021 - $6,054,000) and the largest component was the mortality and expense risk charge.  Contract charges are assessed based on the table below.

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Sales Load on Premium Payments	No fee assessed	$0
Maximum Surrender Charge	When surrender occurs, declining over time	Century II – 7% - 0% in contract year 8 Affinity – 8% - 0% in contract year 9
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 1.25% of the average daily net asset value of each subaccount
Asset-Based Administration Charge	Daily	Annual rate of 0.15%
Annual Administration Fee	Annually for contracts less than $50,000	$30 per contract year

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Century II Freedom Annuity

During 2022, $100,000 (2021 - $123,000) was assessed in other contract charges composed of mortality and expense risk charges and administration charge.  The largest component is the mortality and expense risk charge.  Contract charges are assessed based on the table below.

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Sales Load on Premium Payments	No fee assessed	$0
Maximum Surrender Charge	No fee assessed	$0
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 1.40% of the average daily net asset value of each subaccount
Asset-Based Administration Charge	Daily	Annual rate of 0.25%

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2022:	Century II Variable Annuity	Century II Freedom Variable Annuity	Total Variable Annuity
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$36	$-	$36
Federated Hermes High Income Bond Fund II - P	45	6	51
Federated Hermes Government Money Fund II - S	34	2	36
MFS® Research Series - Initial Class Shares	104	3	107
MFS® Growth Series - Initial Class Shares	175	1	176
MFS® Total Return Series - Initial Class Shares	68	14	82
MFS® Total Return Bond Series - Initial Class Shares	46	2	48
MFS® Utilities Series - Initial Class Shares	163	10	173
MFS® Income Portfolio - Initial Class Shares	21	2	23
American Century VP Capital Appreciation Fund - Class I	75	-	75
American Century VP International Fund - Class I	69	1	70
American Century VP Value Fund - Class I	91	2	93
American Century VP Disciplined Core Value Fund - Class I	23	1	24
American Century VP Ultra® Fund - Class I	49	1	50
American Century VP Mid Cap Value Fund - Class I	11	-	11
American Century VP Inflation Protection Fund - Class II	25	2	27
BNY Mellon Appreciation Portfolio - Initial Shares	58	-	58
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	101	-	101
BNY Mellon Stock Index Fund, Inc. - Initial Shares	253	9	262
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	22	-	22
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	18	1	19
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	72	2	74
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	49	1	50
Franklin Global Real Estate VIP Fund - Class 2	26	-	26
Franklin Small-Mid Cap Growth VIP Fund - Class 2	22	-	22
Templeton Developing Markets VIP Fund - Class 2	38	-	38
Templeton Foreign VIP Fund - Class 2	37	1	38
Calamos Growth and Income Portfolio	249	3	252
Invesco V.I. American Franchise Fund - Series I Shares	17	-	17
Invesco V.I. Technology Fund - Series I Shares	15	-	15
Invesco V.I. Core Equity Fund - Series I Shares	9	-	9
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	23	1	24
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	58	2	60
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	15	-	15
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	56	4	60
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	14	2	16
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	1	2	3
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	7	2	9
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	51	1	52
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	9	-	9
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	25	-	25
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	9	-	9
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	11	-	11
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	6	-	6
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	12	-	12
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	98	1	99
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	226	1	227
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	125	3	128
American Funds Capital World Bond Fund - Class 2 Shares	4	-	4
American Funds Global Growth Fund - Class 2 Shares	30	-	30
American Funds New World Fund® - Class 2 Shares	3	-	3
American Funds Growth-Income Fund - Class 2 Shares	21	2	23
American Funds Capital Income Builder® - Class 2 Shares	4	-	4
American Funds Asset Allocation Fund - Class 2 Shares	6	1	7
American Funds Managed Risk Growth Fund - Class P2 Shares	432	2	434
American Funds Managed Risk International Fund - Class P2 Shares	70	-	70
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	200	-	200
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	215	-	215
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	191	3	194

	$3,943	$91	$4,034

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2022:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Hermes Managed Volatility Fund II - P	5	19	(14)
Federated Hermes High Income Bond Fund II - P	17	24	(7)
Federated Hermes Government Money Fund II - S	1,148	1,161	(13)
MFS® Research Series - Initial Class Shares	9	20	(11)
MFS® Growth Series - Initial Class Shares	12	23	(11)
MFS® Total Return Series - Initial Class Shares	5	27	(22)
MFS® Total Return Bond Series - Initial Class Shares	10	33	(23)
MFS® Utilities Series - Initial Class Shares	11	23	(12)
MFS® Income Portfolio - Initial Class Shares	12	23	(11)
American Century VP Capital Appreciation Fund - Class I	13	16	(3)
American Century VP International Fund - Class I	21	29	(8)
American Century VP Value Fund - Class I	13	56	(43)
American Century VP Disciplined Core Value Fund - Class I	7	22	(15)
American Century VP Ultra® Fund - Class I	13	12	1
American Century VP Mid Cap Value Fund - Class I	7	5	2
American Century VP Inflation Protection Fund - Class II	42	42	-
BNY Mellon Appreciation Portfolio - Initial Shares	2	13	(11)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	11	51	(40)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	19	76	(57)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	2	(1)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	1	5	(4)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	5	17	(12)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	2	12	(10)
Franklin Global Real Estate VIP Fund - Class 2	8	11	(3)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	10	8	2
Templeton Developing Markets VIP Fund - Class 2	13	16	(3)
Templeton Foreign VIP Fund - Class 2	9	20	(11)
Calamos Growth and Income Portfolio	33	65	(32)
Invesco V.I. American Franchise Fund - Series I Shares	15	15	-
Invesco V.I. Technology Fund - Series I Shares	12	9	3
Invesco V.I. Core Equity Fund - Series I Shares	1	2	(1)
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	15	18	(3)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	10	13	(3)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	1	3	(2)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	21	27	(6)
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	1	8	(7)
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	1	-	1
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	11	(11)
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	1	25	(24)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	3	9	(6)
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	7	11	(4)
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	2	11	(9)
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	2	1	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	2	7	(5)
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	5	2	3
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	91	110	(19)
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	65	175	(110)
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	7	72	(65)
American Funds Capital World Bond Fund - Class 2 Shares	2	16	(14)
American Funds Global Growth Fund - Class 2 Shares	26	18	8
American Funds New World Fund® - Class 2 Shares	1	3	(2)
American Funds Growth-Income Fund - Class 2 Shares	25	15	10
American Funds Capital Income Builder® - Class 2 Shares	7	9	(2)
American Funds Asset Allocation Fund - Class 2 Shares	13	13	-
American Funds Managed Risk Growth Fund - Class P2 Shares	233	251	(18)
American Funds Managed Risk International Fund - Class P2 Shares	65	99	(34)
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	94	287	(193)
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	95	174	(79)
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	139	286	(147)

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2021:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Hermes Managed Volatility Fund II - P	6	16	(10)
Federated Hermes High Income Bond Fund II - P	11	19	(8)
Federated Hermes Government Money Fund II - S	1,682	1,843	(161)
MFS® Research Series - Initial Class Shares	7	20	(13)
MFS® Growth Series - Initial Class Shares	9	23	(14)
MFS® Total Return Series - Initial Class Shares	10	17	(7)
MFS® Total Return Bond Series - Initial Class Shares	30	25	5
MFS® Utilities Series - Initial Class Shares	9	21	(12)
MFS® Income Portfolio - Initial Class Shares	10	9	1
American Century VP Capital Appreciation Fund - Class I	17	18	(1)
American Century VP International Fund - Class I	10	28	(18)
American Century VP Value Fund - Class I	20	62	(42)
American Century VP Disciplined Core Value Fund - Class I	4	30	(26)
American Century VP Ultra® Fund - Class I	21	14	7
American Century VP Mid Cap Value Fund - Class I	3	3	-
American Century VP Inflation Protection Fund - Class II	23	27	(4)
BNY Mellon Appreciation Portfolio - Initial Shares	4	14	(10)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	25	44	(19)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	35	54	(19)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	5	4	1
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	2	8	(6)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	16	27	(11)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	5	19	(14)
Franklin Global Real Estate VIP Fund - Class 2	6	17	(11)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	11	14	(3)
Templeton Developing Markets VIP Fund - Class 2	18	21	(3)
Templeton Foreign VIP Fund - Class 2	11	22	(11)
Calamos Growth and Income Portfolio	50	92	(42)
Invesco V.I. American Franchise Fund - Series I Shares	18	18	-
Invesco V.I. Technology Fund - Series I Shares	20	27	(7)
Invesco V.I. Core Equity Fund - Series I Shares	4	5	(1)
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	7	20	(13)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	6	11	(5)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	3	5	(2)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	44	29	15
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	4	13	(9)
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	8	(8)
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	3	39	(36)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	1	8	(7)
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	5	11	(6)
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	6	1	5
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	1	17	(16)
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	12	5	7
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	69	115	(46)
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	39	123	(84)
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	20	130	(110)
American Funds Capital World Bond Fund - Class 2 Shares	3	3	-
American Funds Global Growth Fund - Class 2 Shares	36	14	22
American Funds New World Fund® - Class 2 Shares	2	-	2
American Funds Growth-Income Fund - Class 2 Shares	22	7	15
American Funds Capital Income Builder® - Class 2 Shares	4	1	3
American Funds Asset Allocation Fund - Class 2 Shares	6	4	2
American Funds Managed Risk Growth Fund - Class P2 Shares	401	259	142
American Funds Managed Risk International Fund - Class P2 Shares	99	107	(8)
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	76	239	(163)
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	115	203	(88)
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	73	249	(176)

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2022, follows:

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]			Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated Hermes Managed Volatility Fund II - P
2022	117	$13.400	to	$20.285	$2,367	1.93%	1.40%	to	1.65%	-15.16%	to	-14.95%
2021	131	$15.795	to	$23.851	$3,135	1.79%	1.40%	to	1.65%	16.57%	to	16.86%
2020	141	$13.550	to	$20.409	$2,884	2.54%	1.40%	to	1.65%	-0.73%	to	-0.48%
2019	141	$13.649	to	$20.507	$2,881	2.13%	1.40%	to	1.65%	18.27%	to	18.56%
2018	158	$11.541	to	$17.297	$2,711	3.51%	1.40%	to	1.65%	-10.69%	to	-10.46%

Federated Hermes High Income Bond Fund II - P
2022	107	$24.958	to	$31.656	$3,292	5.64%	1.40%	to	1.65%	-13.22%	to	-13.00%
2021	114	$28.760	to	$36.387	$4,032	4.96%	1.40%	to	1.65%	3.13%	to	3.39%
2020	122	$27.886	to	$35.194	$4,178	5.77%	1.40%	to	1.65%	3.86%	to	4.12%
2019	133	$26.851	to	$33.802	$4,396	6.03%	1.40%	to	1.65%	12.67%	to	12.95%
2018	140	$23.832	to	$29.926	$4,073	7.94%	1.40%	to	1.65%	-4.88%	to	-4.64%

Federated Hermes Government Money Fund II - S
2022	180	$8.851	to	$11.476	$2,036	0.98%	1.40%	to	1.65%	-0.50%	to	-0.25%
2021	193	$8.896	to	$11.506	$2,154	0.00%	1.40%	to	1.65%	-1.63%	to	-1.39%
2020	354	$9.044	to	$11.668	$4,037	0.15%	1.40%	to	1.65%	-1.44%	to	-1.19%
2019	146	$9.176	to	$11.808	$1,692	1.65%	1.40%	to	1.65%	-0.02%	to	0.23%
2018	230	$9.178	to	$11.781	$2,683	1.25%	1.40%	to	1.65%	-0.40%	to	-0.16%

MFS® Research Series - Initial Class Shares
2022	114	$49.157	to	$60.672	$6,861	0.47%	1.40%	to	1.65%	-18.56%	to	-18.36%
2021	125	$60.362	to	$74.316	$9,278	0.54%	1.40%	to	1.65%	22.76%	to	23.07%
2020	138	$49.171	to	$60.386	$8,338	0.72%	1.40%	to	1.65%	14.68%	to	14.97%
2019	153	$42.876	to	$52.524	$8,011	0.79%	1.40%	to	1.65%	30.77%	to	31.10%
2018	161	$32.787	to	$40.064	$6,424	0.69%	1.40%	to	1.65%	-5.94%	to	-5.71%

MFS® Growth Series - Initial Class Shares
2022	146	$60.334	to	$72.861	$10,627	0.00%	1.40%	to	1.65%	-32.75%	to	-32.58%
2021	157	$89.718	to	$108.076	$16,934	0.00%	1.40%	to	1.65%	21.51%	to	21.82%
2020	171	$73.834	to	$88.721	$15,161	0.00%	1.40%	to	1.65%	29.69%	to	30.02%
2019	187	$56.930	to	$68.236	$12,709	0.00%	1.40%	to	1.65%	35.89%	to	36.23%
2018	193	$41.894	to	$50.089	$9,633	0.09%	1.40%	to	1.65%	0.98%	to	1.23%

MFS® Total Return Series - Initial Class Shares
2022	124	$26.444	to	$46.081	$5,229	1.68%	1.40%	to	1.65%	-11.06%	to	-10.84%
2021	146	$29.732	to	$51.681	$6,799	1.78%	1.40%	to	1.65%	12.25%	to	12.53%
2020	153	$26.487	to	$45.927	$6,327	2.28%	1.40%	to	1.65%	8.01%	to	8.28%
2019	155	$24.523	to	$42.414	$5,929	2.31%	1.40%	to	1.65%	18.42%	to	18.71%
2018	171	$20.709	to	$35.729	$5,545	2.17%	1.40%	to	1.65%	-7.17%	to	-6.93%

MFS® Total Return Bond Series - Initial Class Shares
2022	141	$14.678	to	$22.012	$3,055	2.66%	1.40%	to	1.65%	-15.34%	to	-15.13%
2021	164	$17.337	to	$25.935	$4,174	2.69%	1.40%	to	1.65%	-2.44%	to	-2.19%
2020	159	$17.770	to	$26.517	$4,120	3.44%	1.40%	to	1.65%	6.69%	to	6.96%
2019	172	$16.656	to	$24.792	$4,143	3.20%	1.40%	to	1.65%	8.40%	to	8.67%
2018	207	$15.365	to	$22.813	$4,581	3.29%	1.40%	to	1.65%	-2.72%	to	-2.47%

MFS® Utilities Series - Initial Class Shares
2022	123	$65.171	to	$99.213	$11,888	2.39%	1.40%	to	1.65%	-0.89%	to	-0.64%
2021	135	$65.756	to	$99.854	$13,152	1.74%	1.40%	to	1.65%	12.23%	to	12.51%
2020	147	$58.593	to	$88.754	$12,646	2.50%	1.40%	to	1.65%	4.17%	to	4.43%
2019	164	$56.250	to	$84.992	$13,552	3.99%	1.40%	to	1.65%	23.02%	to	23.33%
2018	177	$45.723	to	$68.914	$11,864	1.09%	1.40%	to	1.65%	-0.60%	to	-0.35%

MFS® Income Portfolio - Initial Class Shares
2022	70	$16.488	to	$20.637	$1,407	3.42%	1.40%	to	1.65%	-15.12%	to	-14.90%
2021	81	$19.424	to	$24.251	$1,928	3.11%	1.40%	to	1.65%	-1.18%	to	-0.93%
2020	80	$19.656	to	$24.479	$1,924	3.78%	1.40%	to	1.65%	7.56%	to	7.83%
2019	88	$18.275	to	$22.702	$1,969	3.32%	1.40%	to	1.65%	9.77%	to	10.05%
2018	113	$16.648	to	$20.629	$2,295	4.00%	1.40%	to	1.65%	-3.60%	to	-3.36%

American Century VP Capital Appreciation Fund - Class I
2022	102	$47.044	to	$55.975	$4,820	0.00%	1.40%	to	1.65%	-29.28%	to	-29.11%
2021	105	$66.360	to	$79.155	$6,993	0.00%	1.40%	to	1.65%	9.34%	to	9.61%
2020	106	$60.541	to	$72.395	$6,397	0.00%	1.40%	to	1.65%	40.12%	to	40.47%
2019	117	$43.099	to	$51.667	$5,065	0.00%	1.40%	to	1.65%	33.35%	to	33.68%
2018	128	$32.240	to	$38.746	$4,141	0.00%	1.40%	to	1.65%	-6.76%	to	-6.52%

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]			Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

American Century VP International Fund - Class I
2022	153	$26.014	to	$29.832	$4,566	1.50%	1.40%	to	1.65%	-25.98%	to	-25.80%
2021	161	$35.147	to	$40.205	$6,460	0.16%	1.40%	to	1.65%	6.97%	to	7.24%
2020	179	$32.857	to	$37.491	$6,711	0.49%	1.40%	to	1.65%	23.81%	to	24.13%
2019	201	$26.537	to	$30.204	$6,049	0.88%	1.40%	to	1.65%	26.32%	to	26.64%
2018	218	$21.008	to	$23.851	$4,276	1.26%	1.40%	to	1.65%	-16.62%	to	-16.41%

American Century VP Value Fund - Class I
2022	226	$27.353	to	$40.899	$6,221	2.05%	1.40%	to	1.65%	-1.10%	to	-0.85%
2021	269	$27.588	to	$41.353	$7,471	1.73%	1.40%	to	1.65%	22.47%	to	22.78%
2020	311	$22.469	to	$33.765	$7,028	2.31%	1.40%	to	1.65%	-0.57%	to	-0.43%
2019	337	$22.567	to	$33.960	$7,663	2.12%	1.40%	to	1.65%	24.82%	to	25.27%
2018	356	$18.015	to	$27.207	$5,373	1.65%	1.40%	to	1.65%	-10.64%	to	-10.42%

American Century VP Disciplined Core Value Fund - Class I
2022	77	$19.455	to	$38.009	$1,530	1.72%	1.40%	to	1.65%	-14.16%	to	-13.95%
2021	92	$22.608	to	$44.278	$2,116	1.06%	1.40%	to	1.65%	21.63%	to	21.93%
2020	118	$18.541	to	$36.405	$2,230	2.01%	1.40%	to	1.65%	9.97%	to	10.25%
2019	116	$16.818	to	$33.103	$1,993	2.11%	1.40%	to	1.65%	21.92%	to	22.23%
2018	109	$13.759	to	$27.151	$1,393	1.92%	1.40%	to	1.65%	-8.40%	to	-8.17%

American Century VP Ultra® Fund - Class I
2022	67	$43.703	to	$45.902	$3,061	0.00%	1.40%	to	1.65%	-33.48%	to	-33.31%
2021	66	$65.699	to	$68.833	$4,553	0.00%	1.40%	to	1.65%	21.15%	to	21.45%
2020	59	$54.232	to	$56.677	$3,364	0.00%	1.40%	to	1.65%	47.40%	to	47.77%
2019	53	$36.793	to	$38.356	$2,046	0.00%	1.40%	to	1.65%	32.38%	to	32.71%
2018	40	$27.794	to	$28.902	$1,266	0.24%	1.40%	to	1.65%	-0.90%	to	-0.65%

American Century VP Mid Cap Value Fund - Class I
2022	26	$31.849	to	$33.205	$853	2.27%	1.40%	to	1.65%	-2.81%	to	-2.56%
2021	24	$32.769	to	$34.078	$804	1.16%	1.40%	to	1.65%	21.19%	to	21.49%
2020	24	$27.040	to	$28.050	$667	1.71%	1.40%	to	1.65%	-0.45%	to	-0.20%
2019	34	$27.162	to	$28.106	$966	2.08%	1.40%	to	1.65%	27.04%	to	27.36%
2018	41	$21.381	to	$22.069	$698	1.40%	1.40%	to	1.65%	-14.27%	to	-14.05%

American Century VP Inflation Protection Fund - Class II
2022	137	$12.846	to	$13.491	$1,839	4.98%	1.40%	to	1.65%	-14.50%	to	-14.28%
2021	137	$15.024	to	$15.739	$2,146	3.14%	1.40%	to	1.65%	4.53%	to	4.79%
2020	141	$14.373	to	$15.019	$2,109	1.33%	1.40%	to	1.65%	7.76%	to	8.03%
2019	156	$13.338	to	$13.903	$2,160	2.26%	1.40%	to	1.65%	7.12%	to	7.39%
2018	181	$12.452	to	$12.946	$2,347	2.87%	1.40%	to	1.65%	-4.41%	to	-4.18%

BNY Mellon Appreciation Portfolio - Initial Shares
2022	77	$42.441	to	$47.914	$3,667	0.66%	1.40%	to	1.65%	-19.40%	to	-19.20%
2021	88	$52.658	to	$59.301	$5,218	0.44%	1.40%	to	1.65%	25.05%	to	25.36%
2020	98	$42.109	to	$47.303	$4,641	0.79%	1.40%	to	1.65%	21.66%	to	21.96%
2019	111	$34.612	to	$38.784	$4,320	1.16%	1.40%	to	1.65%	33.87%	to	34.21%
2018	125	$25.855	to	$28.899	$3,102	1.25%	1.40%	to	1.65%	-8.38%	to	-8.15%

BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares
2022	197	$27.693	to	$31.409	$6,197	0.00%	1.40%	to	1.65%	-17.98%	to	-17.78%
2021	237	$33.765	to	$38.199	$9,044	0.11%	1.40%	to	1.65%	14.56%	to	14.84%
2020	256	$29.475	to	$33.262	$8,512	0.64%	1.40%	to	1.65%	17.93%	to	18.22%
2019	254	$24.994	to	$28.136	$7,139	0.00%	1.40%	to	1.65%	19.78%	to	20.09%
2018	245	$20.866	to	$23.430	$4,177	0.00%	1.40%	to	1.65%	-20.41%	to	-20.21%

BNY Mellon Stock Index Fund, Inc. - Initial Shares
2022	343	$45.735	to	$48.028	$16,452	1.32%	1.40%	to	1.65%	-19.65%	to	-19.45%
2021	400	$56.921	to	$59.626	$23,791	1.14%	1.40%	to	1.65%	26.31%	to	26.63%
2020	419	$45.064	to	$47.088	$19,687	1.57%	1.40%	to	1.65%	16.07%	to	16.36%
2019	450	$38.824	to	$40.466	$18,186	1.71%	1.40%	to	1.65%	29.03%	to	29.36%
2018	488	$30.088	to	$31.282	$13,363	1.65%	1.40%	to	1.65%	-6.20%	to	-5.97%

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
2022	18	$40.324	to	$77.421	$1,415	0.52%	1.40%	to	1.65%	-24.13%	to	-23.94%
2021	19	$53.150	to	$101.793	$1,912	0.74%	1.40%	to	1.65%	24.92%	to	25.23%
2020	18	$42.548	to	$81.283	$1,436	1.10%	1.40%	to	1.65%	22.11%	to	22.41%
2019	18	$34.845	to	$66.401	$1,176	1.42%	1.40%	to	1.65%	32.16%	to	32.49%
2018	18	$26.365	to	$50.117	$874	1.73%	1.40%	to	1.65%	-5.98%	to	-5.74%

JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares
2022	23	$49.345	to	$52.748	$1,205	0.51%	1.40%	to	1.65%	-20.02%	to	-19.82%
2021	27	$61.698	to	$65.789	$1,755	0.74%	1.40%	to	1.65%	27.23%	to	27.54%
2020	33	$48.495	to	$51.581	$1,723	0.79%	1.40%	to	1.65%	23.21%	to	23.52%
2019	36	$39.361	to	$41.761	$1,511	0.87%	1.40%	to	1.65%	29.60%	to	29.92%
2018	43	$30.371	to	$32.143	$1,166	0.83%	1.40%	to	1.65%	-7.71%	to	-7.48%

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]			Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares
2022	100	$43.550	to	$45.993	$4,605	0.45%	1.40%	to	1.65%	-20.67%	to	-20.47%
2021	112	$54.897	to	$57.832	$6,443	0.50%	1.40%	to	1.65%	19.40%	to	19.70%
2020	123	$45.978	to	$48.315	$5,948	0.99%	1.40%	to	1.65%	11.82%	to	12.10%
2019	120	$41.118	to	$43.100	$5,162	0.39%	1.40%	to	1.65%	22.54%	to	22.85%
2018	113	$33.555	to	$35.084	$3,967	0.38%	1.40%	to	1.65%	-13.38%	to	-13.16%

JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
2022	67	$46.058	to	$48.376	$3,222	0.96%	1.40%	to	1.65%	-9.66%	to	-9.43%
2021	77	$50.981	to	$53.414	$4,120	0.91%	1.40%	to	1.65%	27.76%	to	28.08%
2020	91	$39.904	to	$41.703	$3,780	1.47%	1.40%	to	1.65%	-1.28%	to	-1.03%
2019	96	$40.420	to	$42.137	$4,049	1.61%	1.40%	to	1.65%	24.69%	to	25.00%
2018	103	$32.417	to	$33.710	$3,474	0.96%	1.40%	to	1.65%	-13.29%	to	-13.07%

Franklin Global Real Estate VIP Fund - Class 2
2022	75	$19.016	to	$22.215	$1,664	2.39%	1.40%	to	1.65%	-27.27%	to	-27.09%
2021	78	$26.145	to	$30.467	$2,369	0.90%	1.40%	to	1.65%	24.72%	to	25.03%
2020	89	$20.964	to	$24.368	$2,159	3.30%	1.40%	to	1.65%	-6.94%	to	-6.70%
2019	91	$22.527	to	$26.119	$2,366	2.61%	1.40%	to	1.65%	20.37%	to	20.67%
2018	94	$18.715	to	$21.645	$2,026	2.65%	1.40%	to	1.65%	-8.31%	to	-8.08%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2022	73	$19.131	to	$40.892	$1,410	0.00%	1.40%	to	1.65%	-34.77%	to	-34.61%
2021	71	$29.258	to	$62.692	$2,083	0.00%	1.40%	to	1.65%	8.21%	to	8.48%
2020	74	$26.969	to	$57.934	$1,988	0.00%	1.40%	to	1.65%	52.55%	to	52.93%
2019	96	$17.635	to	$37.977	$1,690	0.00%	1.40%	to	1.65%	29.28%	to	29.61%
2018	98	$13.606	to	$29.375	$1,334	0.00%	1.40%	to	1.65%	-6.93%	to	-6.69%

Templeton Developing Markets VIP Fund - Class 2
2022	111	$22.733	to	$29.566	$2,536	2.65%	1.40%	to	1.65%	-23.26%	to	-23.07%
2021	114	$29.548	to	$38.526	$3,374	0.87%	1.40%	to	1.65%	-7.28%	to	-7.05%
2020	117	$31.790	to	$41.553	$3,734	4.30%	1.40%	to	1.65%	15.26%	to	15.55%
2019	129	$27.511	to	$36.050	$3,576	0.99%	1.40%	to	1.65%	24.62%	to	24.94%
2018	141	$22.020	to	$28.927	$3,123	0.86%	1.40%	to	1.65%	-17.18%	to	-16.97%

Templeton Foreign VIP Fund - Class 2
2022	94	$19.379	to	$27.819	$2,603	3.02%	1.40%	to	1.65%	-9.11%	to	-8.89%
2021	105	$21.322	to	$30.532	$3,184	1.83%	1.40%	to	1.65%	2.45%	to	2.71%
2020	116	$20.811	to	$29.726	$3,438	3.45%	1.40%	to	1.65%	-2.78%	to	-2.54%
2019	122	$21.406	to	$30.500	$3,691	1.72%	1.40%	to	1.65%	10.69%	to	10.97%
2018	128	$19.339	to	$27.486	$3,477	2.65%	1.40%	to	1.65%	-16.84%	to	-16.62%

Calamos Growth and Income Portfolio
2022	420	$32.023	to	$38.366	$16,100	0.68%	1.40%	to	1.65%	-20.39%	to	-20.19%
2021	452	$40.226	to	$48.074	$21,698	0.38%	1.40%	to	1.65%	19.41%	to	19.71%
2020	494	$33.687	to	$40.159	$19,761	0.49%	1.40%	to	1.65%	20.42%	to	20.72%
2019	504	$27.974	to	$33.265	$16,681	1.66%	1.40%	to	1.65%	23.51%	to	23.82%
2018	517	$22.650	to	$26.866	$13,837	1.27%	1.40%	to	1.65%	-5.96%	to	-5.72%

Invesco V.I. American Franchise Fund - Series I Shares
2022	90	$11.845	to	$34.515	$1,071	0.00%	1.40%	to	1.65%	-32.24%	to	-32.07%
2021	90	$17.437	to	$50.936	$1,590	0.00%	1.40%	to	1.65%	10.10%	to	10.37%
2020	90	$15.799	to	$46.265	$1,441	0.07%	1.40%	to	1.65%	40.02%	to	40.37%
2019	91	$11.255	to	$33.042	$1,039	0.00%	1.40%	to	1.65%	34.52%	to	34.86%
2018	75	$8.346	to	$24.563	$630	0.00%	1.40%	to	1.65%	-5.21%	to	-4.98%

Invesco V.I. Technology Fund - Series I Shares
2022	121	$7.226	to	$41.883	$880	0.00%	1.40%	to	1.65%	-40.93%	to	-40.78%
2021	118	$12.203	to	$70.905	$1,466	0.00%	1.40%	to	1.65%	12.54%	to	12.82%
2020	125	$10.816	to	$63.005	$1,375	0.00%	1.40%	to	1.65%	43.72%	to	44.08%
2019	145	$7.507	to	$43.839	$1,102	0.00%	1.40%	to	1.65%	33.66%	to	33.98%
2018	145	$5.603	to	$32.799	$821	0.00%	1.40%	to	1.65%	-2.09%	to	-1.84%

Invesco V.I. Core Equity Fund - Series I Shares
2022	35	$16.119	to	$31.817	$567	0.92%	1.40%	to	1.65%	-21.84%	to	-21.65%
2021	36	$20.572	to	$40.710	$747	0.70%	1.40%	to	1.65%	25.65%	to	25.96%
2020	37	$16.332	to	$32.400	$598	1.32%	1.40%	to	1.65%	11.98%	to	12.26%
2019	41	$14.548	to	$28.933	$598	0.96%	1.40%	to	1.65%	26.85%	to	27.18%
2018	43	$11.439	to	$22.808	$492	0.91%	1.40%	to	1.65%	-10.89%	to	-10.67%

Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)
2022	85	$17.507	to	$39.800	$1,506	0.00%	1.40%	to	1.65%	-32.14%	to	-31.97%
2021	88	$25.733	to	$58.648	$2,306	0.00%	1.40%	to	1.65%	14.37%	to	14.66%
2020	101	$22.444	to	$51.280	$2,300	0.00%	1.40%	to	1.65%	32.87%	to	33.20%
2019	125	$16.850	to	$38.595	$2,143	0.00%	1.40%	to	1.65%	32.62%	to	32.96%
2018	131	$12.673	to	$29.101	$1,692	0.00%	1.40%	to	1.65%	-6.54%	to	-6.31%

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]			Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2022	77	$46.610	to	$115.384	$3,670	0.00%	1.40%	to	1.65%	-32.97%	to	-32.80%
2021	80	$69.366	to	$172.143	$5,692	0.28%	1.40%	to	1.65%	36.42%	to	36.76%
2020	85	$50.721	to	$126.189	$4,469	0.00%	1.40%	to	1.65%	43.41%	to	43.77%
2019	100	$35.280	to	$87.992	$3,743	0.00%	1.40%	to	1.65%	52.44%	to	52.82%
2018	111	$23.086	to	$57.724	$2,703	0.00%	1.40%	to	1.65%	-9.96%	to	-9.73%

Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)
2022	25	$37.054	to	$38.919	$964	0.00%	1.40%	to	1.65%	-16.32%	to	-16.11%
2021	27	$44.278	to	$46.391	$1,236	0.00%	1.40%	to	1.65%	28.48%	to	28.80%
2020	29	$34.463	to	$36.017	$1,036	0.00%	1.40%	to	1.65%	7.13%	to	7.40%
2019	30	$32.169	to	$33.535	$994	0.00%	1.40%	to	1.65%	15.52%	to	15.81%
2018	32	$27.846	to	$28.957	$924	0.00%	1.40%	to	1.65%	-14.26%	to	-14.04%

Fidelity® VIP ContrafundSM Portfolio - Service Class 2
2022	144	$25.409	to	$26.425	$3,785	0.26%	1.40%	to	1.65%	-27.69%	to	-27.51%
2021	150	$35.139	to	$36.452	$5,451	0.03%	1.40%	to	1.65%	25.43%	to	25.74%
2020	135	$28.016	to	$28.990	$3,908	0.08%	1.40%	to	1.65%	28.10%	to	28.42%
2019	144	$21.871	to	$22.575	$3,252	0.22%	1.40%	to	1.65%	29.13%	to	29.45%
2018	145	$16.937	to	$17.439	$2,531	0.43%	1.40%	to	1.65%	-8.18%	to	-7.94%

Fidelity® VIP Freedom Income PortfolioSM - Service Class 2
2022	79	$12.510	to	$13.010	$1,026	1.97%	1.40%	to	1.65%	-13.69%	to	-13.48%
2021	86	$14.495	to	$15.037	$1,284	0.75%	1.40%	to	1.65%	1.34%	to	1.59%
2020	95	$14.303	to	$14.800	$1,396	0.97%	1.40%	to	1.65%	8.48%	to	8.75%
2019	159	$13.185	to	$13.610	$2,161	1.84%	1.40%	to	1.65%	9.80%	to	10.09%
2018	184	$12.008	to	$12.363	$2,275	1.24%	1.40%	to	1.65%	-3.88%	to	-3.64%

Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2
2022	12	$14.658	to	$15.244	$176	2.00%	1.40%	to	1.65%	-15.07%	to	-14.86%
2021	11	$17.260	to	$17.905	$197	0.65%	1.40%	to	1.65%	3.87%	to	4.13%
2020	19	$16.617	to	$17.195	$327	1.03%	1.40%	to	1.65%	10.40%	to	10.67%
2019	22	$15.052	to	$15.537	$329	1.36%	1.40%	to	1.65%	13.86%	to	14.14%
2018	42	$13.220	to	$13.612	$572	1.27%	1.40%	to	1.65%	-5.84%	to	-5.60%

Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2
2022	31	$15.272	to	$15.882	$488	1.83%	1.40%	to	1.65%	-16.18%	to	-15.97%
2021	42	$18.220	to	$18.901	$783	0.85%	1.40%	to	1.65%	5.64%	to	5.90%
2020	43	$17.248	to	$17.848	$762	1.06%	1.40%	to	1.65%	11.70%	to	11.98%
2019	46	$15.441	to	$15.938	$735	1.82%	1.40%	to	1.65%	16.05%	to	16.34%
2018	47	$13.306	to	$13.700	$642	1.32%	1.40%	to	1.65%	-6.84%	to	-6.61%

Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2
2022	206	$15.557	to	$16.178	$3,327	1.86%	1.40%	to	1.65%	-17.34%	to	-17.13%
2021	230	$18.820	to	$19.523	$4,495	0.80%	1.40%	to	1.65%	7.48%	to	7.74%
2020	266	$17.511	to	$18.120	$4,809	1.02%	1.40%	to	1.65%	12.84%	to	13.12%
2019	293	$15.519	to	$16.018	$4,696	1.34%	1.40%	to	1.65%	17.93%	to	18.21%
2018	459	$13.160	to	$13.550	$6,215	1.21%	1.40%	to	1.65%	-7.63%	to	-7.39%

Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2
2022	36	$16.661	to	$17.326	$622	1.90%	1.40%	to	1.65%	-18.00%	to	-17.79%
2021	42	$20.318	to	$21.077	$887	0.78%	1.40%	to	1.65%	8.74%	to	9.01%
2020	49	$18.684	to	$19.335	$952	1.02%	1.40%	to	1.65%	13.78%	to	14.07%
2019	50	$16.422	to	$16.950	$844	1.77%	1.40%	to	1.65%	19.53%	to	19.82%
2018	54	$13.739	to	$14.146	$764	1.21%	1.40%	to	1.65%	-8.31%	to	-8.08%

Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2
2022	95	$17.018	to	$17.698	$1,675	1.78%	1.40%	to	1.65%	-18.44%	to	-18.24%
2021	99	$20.865	to	$21.645	$2,141	0.83%	1.40%	to	1.65%	10.24%	to	10.51%
2020	105	$18.928	to	$19.586	$2,060	1.02%	1.40%	to	1.65%	14.73%	to	15.02%
2019	105	$16.498	to	$17.029	$1,783	1.77%	1.40%	to	1.65%	22.08%	to	22.39%
2018	104	$13.514	to	$13.914	$1,440	1.04%	1.40%	to	1.65%	-9.56%	to	-9.34%

Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2
2022	25	$21.346	to	$22.033	$559	1.55%	1.40%	to	1.65%	-19.23%	to	-19.03%
2021	34	$26.428	to	$27.211	$916	0.84%	1.40%	to	1.65%	13.29%	to	13.58%
2020	29	$23.328	to	$23.958	$696	0.90%	1.40%	to	1.65%	16.02%	to	16.31%
2019	29	$20.106	to	$20.599	$594	1.58%	1.40%	to	1.65%	25.05%	to	25.37%
2018	35	$16.078	to	$16.431	$577	0.92%	1.40%	to	1.65%	-10.99%	to	-10.76%

Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2
2022	32	$22.010	to	$22.718	$717	1.41%	1.40%	to	1.65%	-19.74%	to	-19.54%
2021	31	$27.424	to	$28.236	$881	0.63%	1.40%	to	1.65%	15.57%	to	15.86%
2020	47	$23.729	to	$24.370	$1,140	0.78%	1.40%	to	1.65%	17.04%	to	17.33%
2019	45	$20.274	to	$20.770	$942	1.61%	1.40%	to	1.65%	26.14%	to	26.45%
2018	45	$16.073	to	$16.425	$734	0.91%	1.40%	to	1.65%	-11.60%	to	-11.38%

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]			Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2
2022	16	$22.133	to	$22.846	$370	1.48%	1.40%	to	1.65%	-19.78%	to	-19.58%
2021	21	$27.592	to	$28.409	$591	0.71%	1.40%	to	1.65%	15.61%	to	15.90%
2020	21	$23.867	to	$24.513	$503	0.80%	1.40%	to	1.65%	17.01%	to	17.31%
2019	20	$20.397	to	$20.896	$412	1.55%	1.40%	to	1.65%	26.16%	to	26.47%
2018	20	$16.168	to	$16.523	$328	0.94%	1.40%	to	1.65%	-11.61%	to	-11.39%

Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2
2022	36	$22.166	to	$22.879	$832	1.44%	1.40%	to	1.65%	-19.80%	to	-19.60%
2021	33	$27.638	to	$28.457	$926	0.85%	1.40%	to	1.65%	15.59%	to	15.88%
2020	26	$23.910	to	$24.557	$636	0.78%	1.40%	to	1.65%	17.05%	to	17.33%
2019	24	$20.428	to	$20.929	$500	1.50%	1.40%	to	1.65%	26.11%	to	26.44%
2018	26	$16.198	to	$16.553	$428	0.95%	1.40%	to	1.65%	-11.60%	to	-11.38%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
2022	539	$11.744	to	$12.061	$6,499	17.90%	1.40%	to	1.65%	-13.29%	to	-13.07%
2021	558	$13.543	to	$13.875	$7,734	1.09%	1.40%	to	1.65%	6.80%	to	7.06%
2020	604	$12.681	to	$12.959	$7,831	2.23%	1.40%	to	1.65%	4.16%	to	4.42%
2019	689	$12.175	to	$12.411	$8,552	2.28%	1.40%	to	1.65%	12.68%	to	12.96%
2018	780	$10.805	to	$10.987	$8,562	1.62%	1.40%	to	1.65%	-7.59%	to	-7.35%

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
2022	1,156	$12.416	to	$12.751	$14,746	14.74%	1.40%	to	1.65%	-14.77%	to	-14.55%
2021	1,266	$14.567	to	$14.923	$18,890	1.14%	1.40%	to	1.65%	9.24%	to	9.52%
2020	1,350	$13.334	to	$13.627	$18,395	2.23%	1.40%	to	1.65%	4.17%	to	4.43%
2019	1,622	$12.800	to	$13.048	$21,163	2.13%	1.40%	to	1.65%	14.40%	to	14.68%
2018	1,767	$11.189	to	$11.378	$20,101	1.56%	1.40%	to	1.65%	-8.74%	to	-8.51%

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
2022	644	$12.439	to	$12.775	$8,224	7.82%	1.40%	to	1.65%	-15.13%	to	-14.92%
2021	709	$14.657	to	$15.016	$10,638	1.00%	1.40%	to	1.65%	10.75%	to	11.03%
2020	819	$13.235	to	$13.525	$11,070	2.02%	1.40%	to	1.65%	3.46%	to	3.72%
2019	1,009	$12.792	to	$13.040	$13,159	1.86%	1.40%	to	1.65%	15.16%	to	15.45%
2018	1,369	$11.108	to	$11.295	$15,457	1.45%	1.40%	to	1.65%	-10.22%	to	-10.00%

American Funds Capital World Bond Fund - Class 2 Shares
2022	24	$8.407	to	$8.548	$208	0.28%	1.40%	to	1.65%	-19.04%	to	-18.84%
2021	38	$10.384	to	$10.532	$398	1.69%	1.40%	to	1.65%	-6.48%	to	-6.24%
2020	38	$11.103	to	$11.233	$425	1.19%	1.40%	to	1.65%	8.10%	to	8.36%
2019	41	$10.271	to	$10.366	$420	1.65%	1.40%	to	1.65%	6.01%	to	6.27%
2018	37	$9.689	to	$9.754	$362	2.40%	1.40%	to	1.65%	-2.95%	to	-2.71%

American Funds Global Growth Fund - Class 2 Shares
2022	116	$17.180	to	$17.469	$2,026	0.70%	1.40%	to	1.65%	-25.97%	to	-25.78%
2021	108	$23.206	to	$23.537	$2,531	0.34%	1.40%	to	1.65%	14.52%	to	14.80%
2020	86	$20.264	to	$20.502	$1,764	0.39%	1.40%	to	1.65%	28.33%	to	28.65%
2019	62	$15.791	to	$15.937	$982	1.61%	1.40%	to	1.65%	33.06%	to	33.40%
2018	28	$11.868	to	$11.947	$329	0.88%	1.40%	to	1.65%	-10.54%	to	-10.31%

American Funds New World Fund® - Class 2 Shares
2022	16	$13.528	to	$13.756	$223	1.30%	1.40%	to	1.65%	-23.37%	to	-23.18%
2021	18	$17.653	to	$17.905	$315	0.89%	1.40%	to	1.65%	3.20%	to	3.46%
2020	16	$17.105	to	$17.306	$276	0.09%	1.40%	to	1.65%	21.56%	to	21.86%
2019	12	$14.072	to	$14.202	$172	1.03%	1.40%	to	1.65%	27.03%	to	27.35%
2018	12	$11.078	to	$11.152	$138	0.94%	1.40%	to	1.65%	-15.45%	to	-15.24%

American Funds Growth-Income Fund - Class 2 Shares
2022	93	$17.378	to	$17.670	$1,648	1.34%	1.40%	to	1.65%	-17.86%	to	-17.65%
2021	83	$21.156	to	$21.458	$1,770	1.22%	1.40%	to	1.65%	22.07%	to	22.37%
2020	68	$17.332	to	$17.535	$1,193	1.33%	1.40%	to	1.65%	11.68%	to	11.96%
2019	81	$15.519	to	$15.662	$1,271	1.90%	1.40%	to	1.65%	24.07%	to	24.39%
2018	52	$12.508	to	$12.591	$653	1.59%	1.40%	to	1.65%	-3.40%	to	-3.16%

American Funds Capital Income Builder® - Class 2 Shares
2022	25	$12.380	to	$12.588	$320	2.83%	1.40%	to	1.65%	-8.65%	to	-8.42%
2021	27	$13.552	to	$13.745	$373	2.80%	1.40%	to	1.65%	13.06%	to	13.35%
2020	24	$11.986	to	$12.127	$296	2.92%	1.40%	to	1.65%	2.77%	to	3.02%
2019	24	$11.663	to	$11.771	$284	2.64%	1.40%	to	1.65%	15.96%	to	16.25%
2018	27	$10.058	to	$10.126	$273	3.04%	1.40%	to	1.65%	-8.61%	to	-8.38%

American Funds Asset Allocation Fund - Class 2 Shares
2022	30	$14.374	to	$14.615	$432	1.78%	1.40%	to	1.65%	-14.82%	to	-14.61%
2021	30	$16.874	to	$17.115	$518	1.58%	1.40%	to	1.65%	13.22%	to	13.50%
2020	28	$14.904	to	$15.079	$421	1.76%	1.40%	to	1.65%	10.61%	to	10.89%
2019	28	$13.474	to	$13.598	$381	1.98%	1.40%	to	1.65%	19.25%	to	19.54%
2018	30	$11.299	to	$11.375	$339	1.79%	1.40%	to	1.65%	-6.18%	to	-5.94%

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]			Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

American Funds Managed Risk Growth Fund - Class P2 Shares
2022	1,705	$16.036	to	$16.306	$27,804	1.34%	1.40%	to	1.65%	-26.10%	to	-25.92%
2021	1,723	$21.701	to	$22.011	$37,918	0.56%	1.40%	to	1.65%	11.04%	to	11.32%
2020	1,581	$19.543	to	$19.773	$31,261	0.69%	1.40%	to	1.65%	29.86%	to	30.19%
2019	1,485	$15.049	to	$15.187	$22,553	0.87%	1.40%	to	1.65%	19.75%	to	20.05%
2018	1,394	$12.567	to	$12.651	$17,630	0.42%	1.40%	to	1.65%	-2.01%	to	-1.76%

American Funds Managed Risk International Fund - Class P2 Shares
2022	433	$9.976	to	$10.143	$4,388	3.14%	1.40%	to	1.65%	-16.92%	to	-16.71%
2021	467	$12.007	to	$12.178	$5,688	0.55%	1.40%	to	1.65%	-5.70%	to	-5.46%
2020	475	$12.732	to	$12.881	$6,122	1.22%	1.40%	to	1.65%	1.11%	to	1.36%
2019	460	$12.592	to	$12.708	$5,848	1.68%	1.40%	to	1.65%	15.71%	to	16.00%
2018	486	$10.882	to	$10.955	$5,319	1.75%	1.40%	to	1.65%	-11.97%	to	-11.75%

American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares
2022	1,018	$12.127	to	$12.330	$12,551	4.15%	1.40%	to	1.65%	-10.64%	to	-10.42%
2021	1,211	$13.571	to	$13.765	$16,670	1.64%	1.40%	to	1.65%	15.20%	to	15.49%
2020	1,374	$11.781	to	$11.919	$16,373	1.73%	1.40%	to	1.65%	-2.86%	to	-2.62%
2019	1,414	$12.128	to	$12.240	$17,313	1.59%	1.40%	to	1.65%	12.02%	to	12.30%
2018	1,446	$10.827	to	$10.899	$15,759	3.22%	1.40%	to	1.65%	-8.89%	to	-8.67%

American Funds Managed Risk Growth-Income Fund - Class P2 Shares
2022	974	$13.812	to	$14.044	$13,683	1.93%	1.40%	to	1.65%	-18.29%	to	-18.08%
2021	1,053	$16.903	to	$17.144	$18,051	1.13%	1.40%	to	1.65%	13.17%	to	13.45%
2020	1,141	$14.936	to	$15.111	$17,237	1.68%	1.40%	to	1.65%	7.78%	to	8.05%
2019	1,179	$13.857	to	$13.985	$16,492	0.36%	1.40%	to	1.65%	16.90%	to	17.20%
2018	1,219	$11.854	to	$11.933	$14,551	1.05%	1.40%	to	1.65%	-3.58%	to	-3.35%

American Funds Managed Risk Asset Allocation Fund - Class P2 Shares
2022	975	$12.494	to	$12.704	$12,383	2.17%	1.40%	to	1.65%	-15.37%	to	-15.16%
2021	1,122	$14.764	to	$14.975	$16,796	1.34%	1.40%	to	1.65%	10.66%	to	10.94%
2020	1,298	$13.342	to	$13.498	$17,512	1.50%	1.40%	to	1.65%	4.14%	to	4.40%
2019	1,434	$12.811	to	$12.929	$18,539	2.33%	1.40%	to	1.65%	16.06%	to	16.35%
2018	1,539	$11.038	to	$11.112	$17,095	1.35%	1.40%	to	1.65%	-6.47%	to	-6.23%

a  The lowest to highest unit fair values disclosed herein may or may not have units invested in the respective products as of year end.

b   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.  This ratio has been annualized for partial years.

c  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

d  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.  The ratio has not been annualized for partial years.

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Annuity Separate Account and
The Board of Directors and Stockholders Kansas City Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statement of net assets of Kansas City Life Variable Annuity Separate Account (comprised of the individual subaccounts as listed in Note 1 to the financial statements, collectively (“the Accounts”)), as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and related notes (collectively, the “financial statements”) and the financial highlights in
Note 6 for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion.

/s/ FORVIS, LLP

(Formerly, BKD, LLP)

We have served as the Accounts’ auditor since 2016.

Kansas City, Missouri
April 27, 2023

PART C
OTHER INFORMATION
Item 27.  Financial Statements and Exhibits
(a)	Board of Directors Resolutions.
Resolutions of the board of directors of Kansas City Life Insurance Company ("Kansas City Life") establishing Kansas City Life Variable Annuity Separate Account (the "Variable Account"). (1)
(b)	Custodian Agreements.
Not Applicable.
(c)	Underwriting Contracts.
(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)
(2)	Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)
(d)	Contracts.
(1)	Contract Form J182. (7)
(2)	Bonus Endorsement M465. (3)
(3)	Bonus Endorsement M466. (3)
(4)	Form of GMWB Rider and Schedule Pages. (5)
(5)	Contract Form J188. (10)
(e)	Applications
(1)	Contract Application. (3)
(2)	ICC17A165. (14)
(3)	A182. (14)
(4)	ICC21A200. (14)
(f)	Depositor’s Certificate of Incorporation and By-Laws.
(1)	Restated Articles of Incorporation of Kansas City Life. (1)
(2)	By-Laws of Kansas City Life. (2)
(g)	Reinsurance Contracts.

Not Applicable.
(h)  Participation Agreements.
(1)	Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)
a.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)
b.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)
a.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation(6)
b.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation (6)
c.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)
d.	Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (8)
e.	Amendment to Fund Participation Agreement between Kansas City Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC. (13)
(3)	Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)
a.	Amendment to Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)
(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

a.
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). . (6)

b.
Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund).. (9)

(5)	Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (8)
a.	Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company.(8)
(6)	Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)
a.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)
b.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)
c.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (8)

d.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (14)
(7)	Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (8)
a.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)

b.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc.  (12)

(8)
Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (6)

(9)	Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
a.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
b.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company.(6)
c.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
d.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company.(6)
(10)	Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company.(6)
a.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)
b.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)
c.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (9)

d.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (9)

(11)	Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company.(11)

(12)
 Fund Participation and Service Agreement between Kansas City Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (13)

(13)
Fund Participation Agreement between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Financial Investments Corporation, and Kansas City Life Insurance Company (16)

(i)	Administrative Contracts.
(1)	Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (6)
(2)	Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company.(6)
(3)	Administrative Service Agreement between Lincoln Financial Investments Corporation and Kansas City Life Insurance Company (16)
(j)	Other Material Contracts.
(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (4)
(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (4)
(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (4)
(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (4)
(5)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc.("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (4)
(6)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (4)
(7)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (6)
(8)	Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (6)
(9)	Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company.(6)
(10)	Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. ( (11)
(11)	Rule 22c-2 Agreement between American Funds Service Company and Kansas City Life Insurance Company dated April 13, 2016. (13)
(12)	Business Agreement between Kansas City Life Insurance Company, Sunset Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. (13)
(k)	Legal Opinion.
Opinion and Consent of Counsel. (17)
(l)	Other Opinions.
(1)	Consent of Eversheds Sutherland (US) LLP. (17)

(2)	Consent of FORVIS, LLP. (17)
(m)	Omitted Financial Statements.
Not Applicable.
(n)	Initial Capital Agreements.
Not Applicable.
(o)	Form of Initial Summary Prospectus. (17)
----------------
(1)  Incorporated by reference to the Registrant's registration statement filed with the Securities and Exchange Commission on March 3, 1995 (File No. 33-89984).
(2)  Incorporated herein by reference to the Form S-6 Registration Statement filed with the Securities and Exchange Commission on October 31, 2000 (File No. 333-49000).
(3)  Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-52290) for Kansas City Life Variable Separate Account filed on December 20, 2000.
(4)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).
(5)  Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 033-89984) filed on May 22, 2007.
(6)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).
(7)  Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-165116) for Kansas City Life Variable Separate Account filed on March 1, 2010.
(8)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).
(9)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).
(10)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 333-165116).
(11)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).
(12)  Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).
(13)  Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2016 (File No. 033-89984).

(14)  Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2018 (File No.033-89984).
(15)  Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on February 14, 2022 (File No. 333-52290).
(16)  Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2023 (File No. 033-89984).
(17)  Filed herewith.
Item 28.  Directors and Officers of the Depositor
Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	President, CEO, Vice Chairman of the Board and Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Howard E. Cohen	Director
Bryce A. Johnson	Assistant Vice President, Treasurer and Assistant Controller
David S. Kimmel	Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
Elishia P. Sibbing	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel, Secretary and Director
Cecil R. Miller	Director
Mark A. Milton	Senior Vice President, Actuary and Director
Stephen E. Ropp	Senior Vice President, Operations
William A. Schalekamp	Director
David A. Laird	Senior Vice President, Finance, CFO and Director
* The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 29.  Persons Controlled by or Under Common Control with the Depositor or Registrant
Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Life Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor
Grange Life Insurance Company	Ohio	Ownership of all voting securities by depositor

Item 30.  Indemnification
The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:
1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partner ship, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contender or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.
4.  Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.
5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.
6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.
7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.
9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.
10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.
11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.
12.  To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.
13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.
Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.
Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.  Principal Underwriter
(a)  Sunset Financial Services, Inc. is the registrant's principal underwriter.

(b)  Officers and Directors of Sunset Financial:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Vice President and Chief Compliance Officer
Susanna J. Denney	Vice President, Chief Operations Officer
Donald E. Krebs	Director
Elishia P. Sibbing	Treasurer
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	President and Director
David A. Laird	Director
* The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365
(c)  Compensation from the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$153,481.00	None	N/A	N/A
Item 32.  Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life at 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 33.  Management Services
All management contracts are discussed in Part A or Part B of this registration statement.
Item 34.  Fee Representation
Kansas City Life Insurance Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.
Representation Required in Connection with Offering the Contract as Funding Vehicles for 403(b) Retirement Plans
Kansas City Life represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on no-action letters dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88)(the “ACLI Letter”), and dated August 30, 2012, to ING Life and Annuity Company (the “ING Letter”), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that it has complied with  paragraphs numbered (1) through (4) of the ACLI Letter, as modified by the ING Letter, and the additional terms of the ING Letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Annuity Separate Account, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment No. 14 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 24th day of April, 2023.
Kansas City Life Variable Annuity Separate Account
(Registrant)

(SEAL)	By: /s/ Walter E. Bixby Walter E. Bixby, President, CEO, Vice Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ A. Craig Mason Jr. A. Craig Mason Jr., Secretary and Director	By: /s/ Walter E. Bixby Walter E. Bixby, President, CEO, Vice Chairman of the Board and Director
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Walter E. Bixby Walter E. Bixby	President, CEO, Vice Chairman of the Board and Director (Principal Executive Officer)	April 24, 2023

/s/ David A. Laird David A. Laird	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 24, 2023

/s/ Elishia P. Sibbing Elishia P. Sibbing	Vice President and Controller (Principal Accounting Officer)	April 24, 2023

/s/ R. Philip Bixby R. Philip Bixby	Chairman of the Board and Director	April 24, 2023

/s/ A. Craig Mason Jr. A. Craig Mason Jr.	Secretary and Director	April 24, 2023

/s/ Kevin G. Barth Kevin G. Barth	Director	April 24, 2023

/s/ William R. Blessing William R. Blessing	Director	April 24, 2023

/s/ Michael Braude Michael Braude	Director	April 24, 2023

/s/ James T. Carr James T. Carr	Director	April 24, 2023

/s/ John C. Cozad John C. Cozad	Director	April 24, 2023

/s/ Howard E. Cohen Howard E. Cohen	Director	April 24, 2023

/s/ David S. Kimmel David S. Kimmel	Director	April 24, 2023

/s/ Cecil R. Miller Cecil R. Miller	Director	April 24, 2023

/s/ Mark A. Milton Mark A. Milton	Director	April 24, 2023

/s/ William A. Schalekamp William A. Schalekamp	Director	April 24, 2023

Exhibit Index
(k)	Opinion and Consent of Counsel.
(l)	(1) Consent of Eversheds Sutherland (US) LLP.
(2)  Consent of FORVIS, LLP
(o) Form of Initial Summary Prospectus.